UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21137
                                                     ---------------------

                     Nuveen Quality Preferred Income Fund 2
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: December 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                 -------------------------------
                                                 Annual Report December 31, 2005
                                                 -------------------------------

                       Nuveen Investments
                       Exchange-Traded
                       Closed-End
                       Funds

    NUVEEN QUALITY
  PREFERRED INCOME
              FUND
               JTP

    NUVEEN QUALITY
  PREFERRED INCOME              [GRAPHIC OMITTED]
            FUND 2
               JPS

    NUVEEN QUALITY
  PREFERRED INCOME
            FUND 3
               JHP

                       HIGH CURRENT INCOME
                       FROM A PORTFOLIO OF
                       INVESTMENT-GRADE
                       PREFERRED SECURITIES

                                                                       [LOGO]
                                                                  NUVEEN
                                                                     Investments

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                                                                       [LOGO]
                                                                  NUVEEN
                                                                     Investments

[PHOTO OMITTED]

Timothy R. Schwertfeger
  Chairman of the Board

      Chairman's
            Letter to Shareholders

      I am very pleased to report that for the year ended December 31, 2005, your Fund continued to provide you with attractive monthly income from a diversified portfolio of quality preferred securities. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

      Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, a preferred securities investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

"In addition to providing regular monthly income, a preferred securities investment like your Fund may help you achieve and benefit from greater portfolio diversification."

      As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the Internet. Sign up is quick and easy - just follow the step-by-step instructions.

      As we noted in our last shareholder report, The St. Paul Travelers Companies, Inc., which had owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), had sold a substantial portion of its stake in Nuveen. Since then, St. Paul has sold the balance of its shares to Nuveen Investments or to others. Please be assured that these transactions only affected Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

      At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

      Sincerely,


      /s/ Timothy R. Schwertfeger

      Timothy R. Schwertfeger
      Chairman of the Board

      February 15, 2006

Nuveen Exchange-Traded Closed-End Funds (JTP, JPS, JHP)

Portfolio Managers'
         Comments

The Nuveen Quality Preferred Income Funds are subadvised by a team of specialists at Spectrum Asset Management, Inc., an affiliate of Principal Capital(SM). Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team. Here Mark, Bernie and Phil talk about their management strategy and the performance of each Fund for the 12-month period ended December 31, 2005.

What were the general economic conditions and market trends over the course of 2005?

The U.S. economy posted another year of growth in 2005. The Gross Domestic Product grew 3.5% during the year, in line with the rise of the Consumer Price Index. The U.S. equity market, as measured by the Standard & Poor's 500 Index, produced a return of 4.91%. The Federal Reserve continued to be on guard against an increase in the rate of inflation, raising the closely-watched short-term fed funds rate to 4.25% by year end. (On January 31, 2006, after the close of this reporting period, the Fed raised the fed funds rate to 4.50%.)

As with most fixed income investors, participants in the preferred market spent much of the year concerned with Fed tightening, potential inflation, rising energy prices, and the economic impact of natural disasters. Credit spreads began 2005 at historically narrow levels relative to U.S. Treasury and corporate bonds, and individual investors began to shy away from $25 par preferreds early in the year fearing poor performance as the Fed continued to raise the fed funds rate. The $25 par market also suffered from what was at times more new issue supply than could readily be absorbed. Consequently, the Merrill Lynch Preferred Stock Hybrid Index returned 0.46% in 2005, which is the worst performance for this index since 1999. The year also saw significant new issuance of DRD (dividends received deduction) preferred securities. This new DRD supply caused some price weakness during the summer, but DRDs rallied during the fourth quarter and outperformed other preferreds as well as the general bond market.

The $1000 par Capital Security sector, targeted to institutional investors, also experienced healthy new issuance. Fortunately, institutional investors were ravenous for the incremental yield afforded by this sector and the strong demand prevented any of the dislocations we saw in the $25 par market. The Lehman Tier 1 Capital Securities Index rise of 3.68% for the year far outpaced returns in the $25 sector. Many of the new securities in the institutional sector utilized a new structure which provided more equity credit for the issuers and provided higher yields for investors. The advent of these new types of "enhanced equity" preferreds is expected to foster a broad expansion of the hybrid preferred securities market, which reached a size of about $276 billion by year end following record new issuance of $46 billion in 2005. (Hybrid preferred carry stated maturities and fixed coupons, but they can be treated by companies as equity for financial statement purposes.)

What strategies and tactics did you use to manage the Funds' assets?

We did some rebalancing between the $25 par and $1000 par Capital Security sectors because of relative value considerations. We sold $1000 par Capital Securities, which were aggressively bid up, and bought the relatively cheaper $25 par securities. This decreased the Capital Security concentrations in the Funds. Many of the Capital Security sales were high coupon callable securities that were trading to their first call date and had little to no upside. As a result we also were being proactive in managing upcoming call exposure within the Funds' portfolios. We also reduced the Funds' exposure to mandatory convertible preferreds, as many of these issues were approaching their "maturity" date.

How did the Funds perform over the 12-months ended December 31, 2005?

The performance of each Fund, as well as the performance of a relevant index and benchmark, is shown in the nearby chart.

Total Return on Net Asset Value
For the 12-month period ended December 31, 2005

JTP                                                                      2.89%
--------------------------------------------------------------------------------
JPS                                                                      3.01%
--------------------------------------------------------------------------------
JHP                                                                      2.88%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index(1)                                                  2.43%
--------------------------------------------------------------------------------
Comparative Benchmark(2)                                                 1.92%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

For more information, please see the individual Performance Overview pages in this report.

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar-denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

(2) Comparative benchmark performance is a blended return consisting of: 1) 55% of the Merrill Lynch Preferred Stock Hybrid Securities Index is an unmanaged index of investment-grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity; and 2) 45% of the Lehman Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed- income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency.

Over the course of what turned out to be a difficult 12-month period, all three Funds outperformed the Lehman Brothers Aggregate Bond Index and a comparative benchmark.

Taking advantage of the large amount of new issuance in the preferred DRD sector and the attractiveness of their yields compared to other preferreds, we increased our concentration in these securities and reaped the benefits as these positions generally performed well toward the end of the year.

In addition, in keeping with our strategy of selling Capital Securities and purchasing $25 par securities due to their relative values, we sold high coupon U.S. bank trust preferred securities which become callable in late 2006 or early 2007. These securities were priced to their first call dates because the market fully expected them to get called. Selling these short duration securities, which had little to no price upside, throughout 2005 positioned the Funds ahead of the call cycle, especially as the short end of the yield curve sold off. We also bought several of the new "enhanced equity" issues which provided relatively higher income levels and attractive total return opportunities.

We began 2005 with a relatively light concentration in the automotive industry, when compared with the sector's standing in the preferred market. Nevertheless, in hindsight, the positions were not small enough. Many of these holdings were in the senior debt which we had bought when it looked cheap compared to their $25 par preferred counterparts. We began selling Ford and General Motors in January 2005 (for a profit) and had been selling Delphi since 2004. We took some losses when we liquidated our position in Delphi early in the year while it was still making payments and thereby avoided the huge price declines that accompanied Delphi's subsequent bankruptcy filing. These three automotive names were the worst performers in 2005. As of year end, we had no exposure to Ford, GM and Delphi, and a relatively small position in Daimler Chrysler.

                          Distribution and Share Price
                                   Information

Each of these Funds uses financial leverage in an effort to enhance its dividend-paying capabilities. While this strategy adds volatility to a Fund's net asset value and share price, it generally enhances the amount of income the Fund has to distribute to its common shareholders. The extent of this benefit is tied in part to the short-term rates these Funds pay their FundPreferredTM shareholders. As short-term rates rose through this reporting period, the Funds paid higher dividends to their FundPreferred shareholders. As a result, the leveraging strategy did not provide as much income enhancement as it did before short-term interest rates began to rise. Over this reporting period JTP and JHP announced two reductions in their monthly distribution to shareholders, while JPS announced three distribution reductions.

Each of these Funds seeks to pay stable distributions at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay distributions at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in distributions, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid distributions in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income in distributions to shareholders. As of December 31, 2005, each of the Funds in this report had positive UNII balances for both financial statement and tax purposes.

In addition, due to normal portfolio management activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2005, as follows:

                       Long-Term Capital Gains               Ordinary Income
                                   (per share)                   (per share)
--------------------------------------------------------------------------------
JPS                                   $ 0.1615                      $ 0.0232
--------------------------------------------------------------------------------
JHP                                   $ 0.0787                      $ 0.0135
--------------------------------------------------------------------------------

The relatively large distributions from JPS represented important parts of this Fund's total return for this period. Generally, these types of distributions were generated by calls or by sales of appreciated securities that occurred in the course of normal portfolio management activities. This had a slight negative impact on the Funds' earning power per share and was a minor factor in the per share distribution reductions noted above.

As of December 31, 2005, the Funds' shares were trading at discounts to their NAVs as shown in the accompanying chart:

                                      12/31/05              12-Month Average
                                      Discount                      Discount
--------------------------------------------------------------------------------
JTP                                    -12.68%                        -8.09%
--------------------------------------------------------------------------------
JPS                                    -13.34%                        -8.77%
--------------------------------------------------------------------------------
JHP                                    - 9.59%                        -4.24%
--------------------------------------------------------------------------------

Nuveen Quality Preferred Income Fund

JTP

Performance
     Overview  As of December 31, 2005

Portfolio Statistics
--------------------------------------------------------------------------------
Common Share Price                                                 $    12.40
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                    $    14.20
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                              -12.68%
--------------------------------------------------------------------------------
Latest Dividend                                                    $    .0900
--------------------------------------------------------------------------------
Market Yield                                                             8.71%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                               $  915,598
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 6/25/02)
--------------------------------------------------------------------------------
                                     On Share Price                    On NAV
--------------------------------------------------------------------------------
1-Year                                   -3.69%                          2.89%
--------------------------------------------------------------------------------
Since
Inception                                 2.86%                          8.15%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Commercial Banks                                                         29.3%
--------------------------------------------------------------------------------
Insurance                                                                17.7%
--------------------------------------------------------------------------------
Real Estate                                                              17.1%
--------------------------------------------------------------------------------
Capital Markets                                                           9.3%
--------------------------------------------------------------------------------
Diversified Financial Services                                            8.9%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                               3.7%
--------------------------------------------------------------------------------
Short-Term Investments                                                    1.7%
--------------------------------------------------------------------------------
Other                                                                    12.3%
--------------------------------------------------------------------------------

Top Five Issuers
(excluding Short-Term Investments)
(as a % of total investments)
--------------------------------------------------------------------------------
ING Group NV                                                              3.0%
--------------------------------------------------------------------------------
Wachovia Corporation                                                      2.9%
--------------------------------------------------------------------------------
JPMorgan Chase & Company                                                  2.7%
--------------------------------------------------------------------------------
HSBC Holdings Public
Limited Company                                                           2.6%
--------------------------------------------------------------------------------
Banco Santander Central Hispano                                           2.6%
--------------------------------------------------------------------------------

Portfolio Allocation
(as a % of total investments)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

-----------------------------------------------
$25 Par (or similar) Securities           57.4%
-----------------------------------------------
Capital Preferred Securities              39.5%
-----------------------------------------------
Short-Term Investments                     1.7%
-----------------------------------------------
Convertible Preferred Securities           0.9%
-----------------------------------------------
Corporate Bonds                            0.5%
-----------------------------------------------

2005 Monthly Distributions Per Share
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Jan                                      0.097
-----------------------------------------------
Feb                                      0.097
-----------------------------------------------
Mar                                      0.097
-----------------------------------------------
Apr                                      0.097
-----------------------------------------------
May                                      0.097
-----------------------------------------------
Jun                                     0.0935
-----------------------------------------------
Jul                                     0.0935
-----------------------------------------------
Aug                                     0.0935
-----------------------------------------------
Sep                                       0.09
-----------------------------------------------
Oct                                       0.09
-----------------------------------------------
Nov                                       0.09
-----------------------------------------------
Dec                                       0.09

Share Price Performance
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Weekly Closing Price
01/01/05                    13.99
                            13.99
                            14.03
                            14.11
                            14.14
                            14.27
                            14.28
                            14.20
                            14.16
                            14.18
                            14.24
                            14.24
                            14.25
                            14.23
                            14.27
                            14.25
                            14.19
                            14.21
                            14.25
                            14.35
                            14.44
                            14.49
                            14.54
                            14.65
                            14.74
                            14.67
                            14.67
                            14.60
                            14.49
                            14.28
                            14.27
                            14.22
                            14.27
                            14.17
                            14.00
                            14.03
                            14.18
                            14.25
                            14.34
                            14.29
                            14.24
                            14.21
                            14.17
                            14.19
                            14.20
                            14.10
                            14.09
                            13.85
                            13.65
                            13.51
                            13.32
                            13.30
                            13.16
                            12.96
                            12.85
                            13.02
                            12.95
                            12.63
                            12.68
                            13.08
                            13.20
                            13.14
                            13.17
                            12.97
                            13.02
                            13.09
                            13.13
                            13.14
                            13.17
                            12.96
                            12.87
                            12.88
                            13.10
                            13.06
                            13.03
                            13.00
                            13.02
                            13.10
                            13.21
                            13.27
                            13.33
                            13.43
                            13.43
                            13.40
                            13.45
                            13.40
                            13.38
                            13.31
                            13.33
                            13.42
                            13.38
                            13.44
                            13.43
                            13.49
                            13.49
                            13.49
                            13.55
                            13.62
                            13.75
                            13.84
                            13.82
                            13.86
                            13.86
                            13.89
                            14.03
                            14.00
                            14.02
                            13.92
                            13.92
                            13.98
                            13.99
                            13.93
                            13.75
                            13.83
                            13.80
                            13.80
                            13.83
                            13.85
                            13.86
                            14.00
                            14.02
                            14.04
                            13.99
                            13.99
                            13.96
                            14.00
                            14.08
                            14.04
                            14.02
                            14.06
                            13.95
                            13.88
                            13.93
                            13.85
                            13.81
                            13.77
                            13.77
                            13.73
                            13.71
                            13.67
                            13.65
                            13.65
                            13.63
                            13.62
                            13.69
                            13.73
                            13.73
                            13.67
                            13.74
                            13.72
                            13.71
                            13.67
                            13.45
                            13.60
                            13.61
                            13.52
                            13.55
                            13.52
                            13.46
                            13.54
                            13.44
                            13.44
                            13.48
                            13.53
                            13.47
                            13.48
                            13.52
                            13.52
                            13.53
                            13.65
                            13.72
                            13.70
                            13.60
                            13.57
                            13.59
                            13.59
                            13.56
                            13.49
                            13.43
                            13.28
                            13.24
                            13.10
                            13.17
                            13.25
                            13.20
                            13.16
                            13.08
                            12.99
                            13.04
                            13.06
                            13.06
                            13.04
                            13.02
                            12.90
                            12.74
                            12.79
                            12.86
                            12.87
                            12.70
                            12.42
                            12.37
                            12.47
                            12.40
                            12.39
                            12.25
                            12.46
                            12.49
                            12.45
                            12.32
                            12.40
                            12.40
                            12.42
                            12.42
                            12.42
                            12.49
                            12.48
                            12.43
                            12.44
                            12.47
                            12.33
                            12.27
                            12.20
                            12.11
                            12.10
                            12.08
                            12.01
                            11.98
                            11.98
                            12.19
                            12.28
                            12.30
                            12.31
                            12.24
                            12.28
                            12.25
                            12.24
                            12.25
                            12.21
                            12.17
                            12.17
                            12.12
                            11.93
                            12.07
                            12.13
                            12.09
                            11.96
                            11.91
                            11.96
                            12.14
                            12.21
                            12.20
                            12.23
                            12.27
                            12.40
12/31/05                    12.40

Past performance is not predictive of future results.

Nuveen Quality Preferred Income Fund 2

JPS

Performance
      Overview  As of December 31, 2005

Portfolio Allocation
(as a % of total investments)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

$25 Par (or similar) Securities           57.2%
-----------------------------------------------
Capital Preferred Securities              39.8%
-----------------------------------------------
Short-Term Investments                     1.5%
-----------------------------------------------
Convertible Preferred Securities           1.0%
-----------------------------------------------
Corporate Bonds                            0.5%
-----------------------------------------------

2005 Monthly Distributions Per Share
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Jan                                      0.102
-----------------------------------------------
Feb                                      0.102
-----------------------------------------------
Mar                                      0.099
-----------------------------------------------
Apr                                      0.099
-----------------------------------------------
May                                      0.099
-----------------------------------------------
Jun                                      0.096
-----------------------------------------------
Jul                                      0.096
-----------------------------------------------
Aug                                      0.096
-----------------------------------------------
Sep                                      0.093
-----------------------------------------------
Oct                                      0.093
-----------------------------------------------
Nov                                      0.093
-----------------------------------------------
Dec                                      0.093
-----------------------------------------------

Share Price Performance
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Weekly Closing Price
01/01/05                     14.48
                             14.58
                             14.54
                             14.78
                             14.85
                             14.84
                             14.84
                             14.76
                             14.81
                             14.79
                             14.88
                             14.96
                             14.95
                             14.95
                             14.98
                             14.94
                             14.94
                             15.04
                             15.04
                             15.03
                             15.09
                             15.16
                             15.16
                             15.26
                             15.37
                             15.31
                             15.31
                             15.30
                             15.12
                             14.86
                             14.92
                             14.90
                             14.85
                             14.72
                             14.65
                             14.82
                             14.93
                             14.97
                             15.05
                             15.06
                             14.94
                             14.80
                             14.69
                             14.73
                             14.80
                             14.55
                             14.50
                             14.24
                             13.99
                             13.83
                             13.58
                             13.77
                             13.60
                             13.40
                             13.20
                             13.25
                             13.31
                             13.08
                             13.12
                             13.49
                             13.63
                             13.65
                             13.60
                             13.47
                             13.63
                             13.57
                             13.69
                             13.60
                             13.68
                             13.47
                             13.33
                             13.37
                             13.46
                             13.67
                             13.55
                             13.55
                             13.47
                             13.44
                             13.54
                             13.62
                             13.75
                             13.90
                             13.90
                             13.95
                             13.97
                             14.05
                             14.00
                             14.00
                             13.94
                             14.01
                             13.94
                             13.96
                             13.92
                             13.92
                             13.97
                             13.97
                             13.99
                             14.07
                             14.08
                             14.17
                             14.23
                             14.32
                             14.31
                             14.32
                             14.37
                             14.40
                             14.44
                             14.40
                             14.49
                             14.48
                             14.44
                             14.32
                             14.25
                             14.22
                             14.08
                             14.20
                             14.29
                             14.31
                             14.25
                             14.37
                             14.36
                             14.41
                             14.25
                             14.25
                             14.38
                             14.45
                             14.50
                             14.51
                             14.58
                             14.58
                             14.59
                             14.58
                             14.59
                             14.52
                             14.49
                             14.50
                             14.47
                             14.42
                             14.37
                             14.30
                             14.33
                             14.35
                             14.41
                             14.50
                             14.54
                             14.60
                             14.60
                             14.55
                             14.56
                             14.54
                             14.48
                             14.35
                             14.06
                             14.13
                             14.22
                             14.18
                             14.15
                             14.12
                             14.12
                             14.13
                             14.10
                             14.10
                             14.12
                             14.12
                             14.16
                             14.06
                             14.12
                             14.13
                             14.14
                             14.28
                             14.26
                             14.28
                             14.22
                             14.22
                             14.21
                             14.20
                             14.17
                             14.06
                             13.98
                             13.84
                             13.81
                             13.80
                             13.70
                             13.79
                             13.71
                             13.71
                             13.74
                             13.69
                             13.52
                             13.58
                             13.62
                             13.65
                             13.63
                             13.52
                             13.52
                             13.59
                             13.46
                             13.38
                             13.26
                             13.02
                             13.03
                             13.07
                             12.95
                             12.99
                             12.88
                             12.99
                             13.11
                             13.09
                             13.05
                             13.10
                             13.12
                             13.29
                             13.22
                             13.28
                             13.15
                             13.15
                             13.07
                             13.06
                             13.10
                             12.97
                             12.91
                             12.88
                             12.73
                             12.73
                             12.65
                             12.63
                             12.57
                             12.62
                             12.73
                             12.81
                             12.88
                             12.93
                             12.90
                             13.13
                             13.18
                             13.08
                             13.10
                             13.03
                             13.04
                             13.21
                             13.11
                             12.75
                             13.00
                             12.92
                             12.84
                             12.72
                             12.69
                             12.62
                             12.62
                             12.70
                             12.58
                             12.59
                             12.66
                             12.80
12/31/05                     12.80

Past performance is not predictive of future results.

Portfolio Statistics
--------------------------------------------------------------------------------
Common Share Price                                                 $      12.80
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                    $      14.77
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -13.34%
--------------------------------------------------------------------------------
Latest Dividend                                                    $      .0930
--------------------------------------------------------------------------------
Market Yield                                                               8.72%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                               $  1,765,543
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 9/24/02)
--------------------------------------------------------------------------------
                                On Share Price                On NAV
--------------------------------------------------------------------------------
1-Year                              -2.06%                     3.01%
--------------------------------------------------------------------------------
Since
Inception                            4.29%                    10.03%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Commercial Banks                                                          28.8%
--------------------------------------------------------------------------------
Insurance                                                                 21.1%
--------------------------------------------------------------------------------
Real Estate                                                               14.6%
--------------------------------------------------------------------------------
Capital Markets                                                            8.6%
--------------------------------------------------------------------------------
Diversified Financial Services                                             8.4%
--------------------------------------------------------------------------------
Electric Utilities                                                         3.4%
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                 2.9%
--------------------------------------------------------------------------------
Short-Term Investments                                                     1.5%
--------------------------------------------------------------------------------
Other                                                                     10.7%
--------------------------------------------------------------------------------

Top Five Issuers
(excluding Short-Term Investments)
(as a % of total investments)
--------------------------------------------------------------------------------
Wachovia Corporation                                                       3.7%
--------------------------------------------------------------------------------
ING Group NV                                                               3.0%
--------------------------------------------------------------------------------
JPMorgan Chase & Company                                                   2.6%
--------------------------------------------------------------------------------
EverestRe Group                                                            2.4%
--------------------------------------------------------------------------------
Banco Santander Central Hispano                                            2.3%
--------------------------------------------------------------------------------

Nuveen Quality Preferred Income Fund 3

JHP

Performance
      Overview  As of December 31, 2005

Portfolio Statistics
--------------------------------------------------------------------------------
Common Share Price                                                   $    12.92
--------------------------------------------------------------------------------
SCommon Share
Net Asset Value                                                      $    14.29
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -9.59%
--------------------------------------------------------------------------------
Latest Dividend                                                      $    .0945
--------------------------------------------------------------------------------
Market Yield                                                               8.78%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  337,858
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 12/18/02)
--------------------------------------------------------------------------------
                                On Share Price                On NAV
--------------------------------------------------------------------------------
1-Year                              -2.16%                    2.88%
--------------------------------------------------------------------------------
Since
Inception                            3.73%                    8.65%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Commercial Banks                                                          27.1%
--------------------------------------------------------------------------------
Insurance                                                                 22.7%
--------------------------------------------------------------------------------
Real Estate                                                               13.1%
--------------------------------------------------------------------------------
Capital Markets                                                           10.5%
--------------------------------------------------------------------------------
Diversified Financial Services                                             9.2%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                2.8%
--------------------------------------------------------------------------------
Short-Term Investments                                                     1.5%
--------------------------------------------------------------------------------
Other                                                                     13.1%
--------------------------------------------------------------------------------

Top Five Issuers
(excluding Short-Term Investments)
(as a % of total investments)
--------------------------------------------------------------------------------
Wachovia Corporation                                                       3.8%
--------------------------------------------------------------------------------
ING Group NV                                                               3.3%
--------------------------------------------------------------------------------
JPMorgan Chase & Company                                                   3.1%
--------------------------------------------------------------------------------
Union Planters Corporation                                                 2.6%
--------------------------------------------------------------------------------
Zurich Financial Services                                                  2.3%
--------------------------------------------------------------------------------



Portfolio Allocation
(as a % of total investments)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

-----------------------------------------------
$25 Par (or similar) Securities           61.1%
-----------------------------------------------
Capital Preferred Securities              36.1%
-----------------------------------------------
Short-Term Investments                     1.5%
-----------------------------------------------
Convertible Preferred Securities           0.9%
-----------------------------------------------
Corporate Bonds                            0.4%
-----------------------------------------------

2005 Monthly Distributions Per Share
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Jan                                        0.1
-----------------------------------------------
Feb                                        0.1
-----------------------------------------------
Mar                                        0.1
-----------------------------------------------
Apr                                        0.1
-----------------------------------------------
May                                        0.1
-----------------------------------------------
Jun                                     0.0965
-----------------------------------------------
Jul                                     0.0965
-----------------------------------------------
Aug                                     0.0965
-----------------------------------------------
Sep                                     0.0945
-----------------------------------------------
Oct                                     0.0945
-----------------------------------------------
Nov                                     0.0945
-----------------------------------------------
Dec                                     0.0945

Share Price Performance
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Weekly Closing Price
01/01/05                   14.42
                           14.48
                           14.42
                           14.47
                           14.46
                           14.55
                           14.68
                           14.77
                           14.78
                           14.71
                           14.74
                           14.72
                           14.84
                           14.85
                           14.85
                           14.85
                           14.75
                           14.89
                           15.02
                           15.00
                           15.08
                           15.15
                           15.14
                           15.27
                           15.28
                           15.32
                           15.30
                           15.30
                           15.14
                           15.05
                           15.06
                           15.02
                           14.93
                           14.79
                           14.60
                           14.61
                           14.66
                           14.86
                           14.95
                           14.92
                           14.85
                           14.80
                           14.86
                           14.86
                           14.93
                           14.77
                           14.75
                           14.45
                           14.37
                           14.16
                           14.06
                           13.96
                           13.90
                           13.81
                           13.60
                           13.39
                           13.51
                           13.35
                           13.39
                           13.69
                           14.15
                           14.10
                           14.06
                           13.99
                           13.93
                           13.90
                           13.82
                           13.85
                           13.91
                           13.88
                           13.68
                           13.70
                           13.81
                           13.99
                           14.00
                           14.08
                           13.89
                           13.93
                           14.11
                           14.15
                           14.27
                           14.39
                           14.39
                           14.43
                           14.47
                           14.45
                           14.40
                           14.45
                           14.38
                           14.35
                           14.30
                           14.17
                           14.30
                           14.18
                           14.20
                           14.45
                           14.31
                           14.28
                           14.21
                           14.27
                           14.35
                           14.22
                           14.40
                           14.50
                           14.61
                           14.63
                           14.49
                           14.41
                           14.45
                           14.69
                           14.50
                           14.47
                           14.65
                           14.74
                           14.56
                           14.47
                           14.60
                           14.51
                           14.54
                           14.52
                           14.54
                           14.55
                           14.49
                           14.42
                           14.54
                           14.53
                           14.56
                           14.53
                           14.56
                           14.64
                           14.58
                           14.61
                           14.65
                           14.58
                           14.61
                           14.54
                           14.55
                           14.52
                           14.49
                           14.45
                           14.39
                           14.54
                           14.56
                           14.65
                           14.92
                           14.84
                           14.84
                           14.85
                           14.94
                           14.93
                           14.89
                           14.78
                           14.62
                           14.64
                           14.80
                           14.64
                           14.69
                           14.70
                           14.60
                           14.50
                           14.68
                           14.62
                           14.65
                           14.67
                           14.67
                           14.75
                           14.65
                           14.67
                           14.57
                           14.61
                           14.55
                           14.55
                           14.62
                           14.57
                           14.63
                           14.59
                           14.65
                           14.51
                           14.40
                           14.32
                           14.24
                           14.19
                           14.20
                           14.16
                           14.14
                           13.99
                           13.85
                           13.76
                           13.62
                           13.75
                           13.82
                           13.78
                           13.76
                           13.76
                           13.72
                           13.73
                           13.72
                           13.47
                           13.24
                           13.00
                           13.05
                           13.01
                           13.02
                           13.04
                           12.96
                           13.06
                           13.20
                           13.15
                           13.07
                           13.09
                           13.12
                           13.20
                           13.30
                           13.27
                           13.20
                           13.23
                           13.34
                           13.33
                           13.30
                           13.18
                           13.09
                           13.10
                           13.06
                           12.94
                           12.86
                           12.73
                           12.81
                           12.72
                           12.79
                           12.84
                           12.80
                           12.84
                           12.81
                           12.90
                           12.90
                           12.84
                           12.82
                           12.77
                           12.71
                           12.69
                           12.63
                           12.39
                           12.43
                           12.49
                           12.57
                           12.50
                           12.41
                           12.45
                           12.50
                           12.61
                           12.75
                           12.81
                           12.91
                           12.92
12/31/05                   12.92

Past performance is not predictive of future results.

Shareholder
       Meeting Report

Approval of the new investment management agreement and sub-advisory agreements were the proposals voted upon at the July 26, 2005, shareholder meeting held at The Northern Trust Bank.

Approval of the Board Members was the proposal voted upon at the November 15, 2005, shareholder meeting held at the offices of Nuveen Investments

                                                                    JTP                   JPS                   JHP
---------------------------------------------------------------------------------------------------------------------
Approval of the new investment management
agreement was reached as follows:

                                                             Common and            Common and            Common and
                                                       Preferred shares      Preferred shares      Preferred shares
                                                        voting together       voting together       voting together
                                                             as a class            as a class            as a class
=====================================================================================================================
    For                                                      61,442,199           111,901,427            22,591,613
    Against                                                     545,550               923,727               159,700
    Abstain                                                     640,605             1,128,256               205,026
---------------------------------------------------------------------------------------------------------------------
    Total                                                    62,628,354           113,953,410            22,956,339
=====================================================================================================================


Approval of the new sub-advisory agreement between Nuveen Asset Management and Spectrum Asset
Management, Inc. was reached as follows:

                                                             Common and            Common and            Common and
                                                       Preferred shares      Preferred shares      Preferred shares
                                                        voting together       voting together       voting together
                                                             as a class            as a class            as a class
=====================================================================================================================
    For                                                      61,380,367           111,808,697            22,575,897
    Against                                                     569,219               974,606               173,069
    Abstain                                                     678,768             1,170,107               207,373
---------------------------------------------------------------------------------------------------------------------
    Total                                                    62,628,354           113,953,410            22,956,339
=====================================================================================================================

Report of
      Independent Registered
      Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Quality Preferred Income Fund
Nuveen Quality Preferred Income Fund 2
Nuveen Quality Preferred Income Fund 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2 and Nuveen Quality Preferred Income Fund 3 as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2 and Nuveen Quality Preferred Income Fund 3 at December 31, 2005, and the results of their operations for the year then ended, and changes in their net assets and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                        /s/ Ernst & Young LLP


Chicago, Illinois
February 14, 2006

Nuveen Quality Preferred Income Fund (JTP)

       Portfolio of
              Investments December 31, 2005

      Shares  Description(1)                                           Coupon                            Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Convertible Preferred Securities - 1.3% (0.9% of
                Total Investments)

              Diversified Financial Services - 0.2%

      23,134  Citigroup Global Markets                                  2.000%                                  Aa1  $   1,133,797
-----------------------------------------------------------------------------------------------------------------------------------
              Electric Utilities - 0.0%

       7,241  FPL Group Inc.                                            8.000%                                   A-        448,725
-----------------------------------------------------------------------------------------------------------------------------------
              Food & Staples Retailing - 0.0%

      14,980  Albertson's, Inc.                                         7.250%                                 BBB-        337,799
-----------------------------------------------------------------------------------------------------------------------------------
              Insurance - 0.1%

      50,000  XL Capital Ltd.                                           6.500%                                   A2      1,117,000
-----------------------------------------------------------------------------------------------------------------------------------
              Multi-Utilities - 0.9%

     157,677  Dominion Resources Inc.                                   8.750%                                 Baa1      8,200,781
-----------------------------------------------------------------------------------------------------------------------------------
              Thrifts & Mortgage Finance - 0.1%

      54,000  PMI Group Inc.                                            5.875%                                   A1      1,331,100
-----------------------------------------------------------------------------------------------------------------------------------
              Total Convertible Preferred Securities
              (cost $12,315,687)                                                                                        12,569,202
              ---------------------------------------------------------------------------------------------------------------------

      Shares  Description(1)                                           Coupon                            Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              $25 Par (or similar) Securities - 84.1% (57.4%
                of Total Investments)

              Automobiles - 0.0%

       5,300  Daimler Chrysler, Series DCX (CORTS)                      7.250%                                   A3        117,130
-----------------------------------------------------------------------------------------------------------------------------------
              Capital Markets - 7.1%

       1,250  ABN AMRO North America, Series L, 144A, (3)               6.460%                                   A3      1,275,000
      60,900  Bear Stearns Capital Trust III                            7.800%                                   A2      1,549,905
     338,500  BNY Capital Trust V, Series F                             5.950%                                   A1      8,201,855
     233,595  Compass Capital Trust III                                 7.350%                                   A3      5,914,625
      34,900  First Union Capital II, Series II (CORTS)                 7.500%                                   A1        906,702
      13,400  First Union Institutional Capital II (CORTS)              8.200%                                   A1        361,934
      11,700  Goldman Sachs Capital I, Series A (CORTS)                 6.000%                                   A1        271,089
      72,600  Goldman Sachs Group Inc., (3)                             6.200%                                   A2      1,851,300
       6,900  Goldman Sachs Group Inc., (CORTS)                         6.300%                                   A-        170,430
      12,000  Goldman Sachs Group Inc., Series GSC-3 (PPLUS)            6.000%                                   A1        280,800
       5,100  Goldman Sachs Group Inc., Series GSG-1 (PPLUS)            6.000%                                  Aa3        120,717
      12,100  Goldman Sachs Group Inc., Series 2004-04,
               (SATURNS)                                                6.000%                                   A1        281,325
       8,600  Goldman Sachs Group Inc., Series 2004-06,
               (SATURNS)                                                6.000%                                   A1        200,380
       4,600  Goldman Sachs Group Incorporated (SATURNS)                5.750%                                  Aa3        103,132
     108,549  Lehman Brothers Holdings Capital Trust III,
               Series K                                                 6.375%                                   A2      2,723,494
      68,400  Lehman Brothers Holdings Capital Trust IV,
               Series L                                                 6.375%                                   A2      1,717,524
      25,700  Lehman Brothers Holdings Capital Trust V,
               Series M                                                 6.000%                                   A2        614,744
     105,420  Lehman Brothers Holdings Capital Trust VI,
               Series N                                                 6.240%                                   A2      2,597,549
      35,000  Lehman Brothers Holdings Inc., Series C, (3)              5.940%                                 BBB+      1,750,000
      50,000  Lehman Brothers Holdings Inc., Series F, (3)              6.500%                                   A-      1,312,500
      46,000  Merrill Lynch Capital Trust II                            8.000%                                   A1      1,190,480
     198,700  Merrill Lynch Preferred Capital Trust                     7.750%                                   A1      5,086,720
     128,100  Merrill Lynch Preferred Capital Trust III                 7.000%                                   A1      3,281,922
      78,700  Merrill Lynch Preferred Capital Trust IV                  7.120%                                   A1      2,024,951
     102,000  Merrill Lynch Preferred Capital Trust V                   7.280%                                   A1      2,664,240
       5,700  Morgan Stanley (PPLUS)                                    7.050%                                  Aa3        145,635
     194,600  Morgan Stanley Capital Trust II                           7.250%                                   A1      4,956,462
     227,900  Morgan Stanley Capital Trust III                          6.250%                                   A1      5,558,481
     249,095  Morgan Stanley Capital Trust IV                           6.250%                                   A1      6,038,063
      31,300  Morgan Stanley Capital Trust V                            5.750%                                   A+        711,762
      28,900  Washington Mutual Capital Trust I, Series
               2001-22, Class A-1 (CORTS)                               7.650%                                 Baa1        729,725
-----------------------------------------------------------------------------------------------------------------------------------
              Total Capital Markets                                                                                     64,593,446
-----------------------------------------------------------------------------------------------------------------------------------

       Portfolio of  Investments December 31, 2005

      Shares  Description(1)                                           Coupon                            Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Commercial Banks - 11.6%

      69,000  Abbey National plc, Series B                              7.250%                                   A1  $   1,752,600
     102,800  Abbey National plc, Series B                              7.375%                                    A      2,712,892
       1,200  Abbey National plc, Series C                              7.375%                                   A2         30,720
     134,500  ABN AMRO Capital Fund Trust V                             5.900%                                    A      3,186,305
      34,500  ABN AMRO Capital Trust Fund VII                           6.080%                                    A        841,800
     103,700  ASBC Capital I                                            7.625%                                 Baa1      2,656,794
       7,200  BAC Capital Trust I                                       7.000%                                  Aa3        182,592
      64,500  BAC Capital Trust II                                      7.000%                                  Aa3      1,642,170
      80,000  BAC Capital Trust III                                     7.000%                                  Aa3      2,040,800
     194,550  Banco Santander                                           6.410%                                   A2      4,883,205
      52,300  Banco Totta & Acores Finance, Series A                    8.875%                                   A3      1,340,188
       3,600  BancorpSouth Capital Trust I                              8.150%                                 Baa2         91,584
      66,000  Banesto Holdings, Series A, 144A                         10.500%                                   A2      1,980,000
      64,300  Bank One Capital Trust VI                                 7.200%                                   A1      1,642,222
      11,700  BankNorth Capital Trust II                                8.000%                                   A3        301,626
          10  BBVA Privanza International Gibraltar, 144A               7.764%                                   A1     10,350,000
     198,900  Chittenden Capital Trust I                                8.000%                                 Baa1      5,105,763
     116,800  Cobank ABC, 144A, (3)                                     7.000%                                  N/R      6,041,013
     140,900  Comerica Capital Trust I                                  7.600%                                   A3      3,557,725
      33,900  Fleet Capital Trust VII                                   1.800%                                  Aa3        854,958
      16,200  HSBC Finance Corporation                                  6.000%                                   A1        394,632
      64,300  KeyCorp (PCARS)                                           7.500%                                   A3      1,633,220
      81,950  KeyCorp Capital Trust V                                   5.875%                                   A3      1,921,728
      18,500  KeyCorp, Series 2001-7 (CORTS)                            7.750%                                   A3        481,925
      31,300  KeyCorp, Series B (CORTS)                                 8.250%                                   A3        785,943
      67,800  National Commerce Capital Trust II                        7.700%                                   A1      1,728,900
      55,300  National Westminster Bank plc, Series A                   7.875%                                  Aa2      1,405,173
       9,300  PNC Capital Trust                                         6.125%                                   A3        224,409
      42,800  Regions Finance Trust I                                   8.000%                                   A2      1,076,420
      13,500  Royal Bank of Scotland Group plc, Series L                5.750%                                   A1        311,175
      27,400  Royal Bank of Scotland Group plc, Series M                6.400%                                   A1        696,508
     216,762  Royal Bank of Scotland Group plc, Series N                6.350%                                   A1      5,447,229
      30,300  SunTrust Capital Trust IV                                 7.125%                                   A1        765,681
      81,500  SunTrust Capital Trust V                                  7.050%                                   A1      2,062,765
     175,000  USB Capital Trust III                                     7.750%                                  Aa3      4,459,000
     423,005  USB Capital Trust IV                                      7.350%                                  Aa3     10,799,318
      46,800  USB Capital Trust V                                       7.250%                                  Aa3      1,186,380
      10,000  USB Capital Trust VII                                     5.875%                                  Aa3        233,200
      37,200  VNB Capital Trust I                                       7.750%                                 Baa1        947,856
       7,236  Wells Fargo Capital Trust IX                              5.625%                                  Aa2        165,560
      25,500  Wells Fargo Capital Trust IV                              7.000%                                  Aa2        651,780
     218,800  Wells Fargo Capital Trust V                               7.000%                                  Aa2      5,531,264
      56,000  Wells Fargo Capital Trust VI                              6.950%                                  Aa2      1,414,560
      29,200  Wells Fargo Capital Trust VII                             5.850%                                  Aa2        701,676
       3,100  Wells Fargo Capital Trust VIII                            5.625%                                  Aa2         71,951
     379,250  Zions Capital Trust B                                     8.000%                                 Baa1      9,883,255
-----------------------------------------------------------------------------------------------------------------------------------
              Total Commercial Banks                                                                                   106,176,465
-----------------------------------------------------------------------------------------------------------------------------------
              Computers & Peripherals - 0.0%

       1,600  IBM Inc. (CORTS)                                          7.125%                                   A+         40,304
       2,100  IBM Inc., Trust Certificates, Series 2001-2               7.100%                                   A+         53,235
       4,200  IBM Trust II (CORTS)                                      7.125%                                   A+        105,588
-----------------------------------------------------------------------------------------------------------------------------------
              Total Computers & Peripherals                                                                                199,127
-----------------------------------------------------------------------------------------------------------------------------------
              Consumer Finance - 0.3%

      60,300  Household Capital Trust VI                                8.250%                                   A2      1,531,620
      25,400  Household Capital Trust VII                               7.500%                                   A2        648,716
      27,200  SLM Corporation                                           6.000%                                    A        644,640
-----------------------------------------------------------------------------------------------------------------------------------
              Total Consumer Finance                                                                                     2,824,976
-----------------------------------------------------------------------------------------------------------------------------------

      Shares  Description(1)                                           Coupon                            Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Diversified Financial Services - 9.0%

      17,000  BBVA Preferred Capital Ltd., Series B                     7.750%                                   A1  $     428,825
     197,600  CIT Group Inc., Series A, (3)                             6.350%                                 BBB+      5,107,960
      38,376  CIT Group Incorporated (CORTS)                            7.750%                                   A3      1,035,384
      12,000  Citigroup Capital Trust IX                                6.000%                                  Aa2        290,640
     258,700  Citigroup Capital Trust VII                               7.125%                                  Aa2      6,563,219
     455,200  Citigroup Capital Trust VIII                              6.950%                                  Aa2     11,480,144
      55,900  Citigroup Capital Trust XI                                6.000%                                  Aa2      1,364,519
      66,300  Citigroup Inc., Series H, (3)                             6.231%                                  Aa3      3,474,120
      39,400  Citigroup Inc., Series M, (3)                             5.864%                                  Aa3      2,015,310
       2,000  General Electric Capital Corporation                      5.875%                                  AAA         48,760
       7,400  General Electric Capital Corporation                      6.100%                                  AAA        186,702
      10,800  General Electric Capital Corporation                      6.625%                                  AAA        272,808
       3,000  General Electric Capital Corporation, (CORTS)             6.000%                                  AAA         74,250
     569,000  ING Group N.V.                                            7.050%                                    A     14,560,710
   1,015,458  ING Group N.V.                                            7.200%                                    A     26,066,807
      32,600  JPM Capital Trust I, Series 2001-1, Class A-1
               (CORTS)                                                  7.850%                                   A1        847,274
       1,700  JPMorgan Chase & Company (PCARS)                          7.125%                                   A2         42,534
      81,500  JPMorgan Chase Capital Trust IX, Series I                 7.500%                                   A1      2,077,435
      82,400  JPMorgan Chase Capital Trust X                            7.000%                                   A1      2,095,432
      97,606  JPMorgan Chase Capital Trust XI                           5.875%                                   A1      2,259,579
      71,100  JPMorgan Chase Capital Trust XVI                          6.350%                                   A1      1,778,922
      20,300  JPMorgan Chase Trust, Series 2002-6, Class A
               (SATURNS)                                                7.125%                                   A1        523,740
-----------------------------------------------------------------------------------------------------------------------------------
              Total Diversified Financial Services                                                                      82,595,074
-----------------------------------------------------------------------------------------------------------------------------------
              Diversified Telecommunication Services - 0.7%

      93,400  AT&T Inc.                                                 7.000%                                    A      2,342,472
       7,600  BellSouth Capital Funding (CORTS)                         7.100%                                   A1        195,852
       4,300  BellSouth Corporation                                     7.125%                                    A        108,145
      69,235  BellSouth Corporation (CORTS)                             7.000%                                  Aa3      1,737,106
      29,300  BellSouth Corporation, Series 2001-3 (SATURNS)            7.125%                                    A        733,379
       6,300  BellSouth Inc. (CORTS)                                    7.000%                                    A        162,792
       2,200  Verizon Communications (CORTS)                            7.625%                                   A+         56,232
       8,800  Verizon Communications, Series 2004-1 (SATURNS)           6.125%                                   A+        207,064
      23,900  Verizon New England Inc., Series B                        7.000%                                   A3        609,450
      19,900  Verizon South Inc., Series F                              7.000%                                    A        504,266
-----------------------------------------------------------------------------------------------------------------------------------
              Total Diversified Telecommunication Services                                                               6,656,758
-----------------------------------------------------------------------------------------------------------------------------------
              Electric Utilities - 3.5%

       2,300  BGE Capital Trust II                                      6.200%                                   A3         58,880
      77,740  DTE Energy Trust I                                        7.800%                                 Baa3      1,979,260
     109,205  Entergy Louisiana Inc.                                    7.600%                                   A-      2,772,715
       2,000  Entergy Mississippi Inc.                                  7.250%                                   A-         51,840
      56,400  Georgia Power Capital Trust V                             7.125%                                   A3      1,422,972
     293,196  Georgia Power Company                                     5.700%                                  AAA      7,151,050
       3,000  Georgia Power Company                                     6.000%                                  AAA         77,190
       2,000  Georgia Power Company                                     5.750%                                    A         46,060
     118,651  Georgia Power Company                                     5.900%                                    A      2,865,422
       2,100  Gulf Power Capital Trust III                              7.375%                                   A3         53,067
     251,073  Interstate Power and Light Company, Series B, (3)         8.375%                                 BBB-      8,373,285
       2,600  National Rural Utilities Cooperative Finance
                Corporation                                             7.600%                                   A3         65,572
      24,000  National Rural Utilities Cooperative Finance
                Corporation                                             7.400%                                   A3        614,400
       5,000  National Rural Utilities Cooperative Finance
                Corporation                                             6.750%                                   A3        126,950
      36,900  National Rural Utilities Cooperative Finance
                Corporation                                             6.100%                                   A3        880,434
       2,000  Southern Company Capital Trust I (CORTS)                  8.000%                                 BBB+         51,800
       8,000  Southern Company Capital Trust VI                         7.125%                                 BBB+        206,160
      14,200  Tennessee Valley Authority, Series D                      6.750%                                  AAA        340,800
     191,400  Virginia Power Capital Trust                              7.375%                                 Baa1      4,903,668
-----------------------------------------------------------------------------------------------------------------------------------
              Total Electric Utilities                                                                                  32,041,525
-----------------------------------------------------------------------------------------------------------------------------------

       Portfolio of Investments December 31, 2005


      Shares  Description(1)                                           Coupon                            Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Food Products - 0.7%

      64,000  Dairy Farmers of America Inc., 144A, (3)                  7.875%                                 BBB-  $   6,428,000
-----------------------------------------------------------------------------------------------------------------------------------
              Gas Utilities - 0.1%

      32,300  AGL Capital Trust II                                      8.000%                                  BBB        822,035
-----------------------------------------------------------------------------------------------------------------------------------
              Industrial Conglomerates - 0.1%

      21,700  General Electric Company, Series GE (CORTS)               6.800%                                  AAA        564,851
-----------------------------------------------------------------------------------------------------------------------------------
              Insurance - 16.4%

     622,600  Ace Ltd., Series C                                        7.800%                                 Baa2     16,249,860
   1,161,650  Aegon N.V.                                                6.375%                                   A-     29,343,279
      37,000  Aegon N.V.                                                6.500%                                   A-        920,560
       2,800  Allstate Corporation (PCARS)                              7.150%                                   A2         70,924
      10,500  AMBAC Financial Group Inc.                                7.000%                                   AA        264,810
      21,500  AMBAC Financial Group Inc.                                5.950%                                   AA        516,000
       2,800  AMBAC Financial Group Inc.                                5.875%                                   AA         66,948
     211,400  Delphi Financial Group, Inc.                              8.000%                                  BBB      5,515,426
     338,000  EverestRe Capital Trust II                                6.200%                                 Baa1      7,486,700
      86,800  EverestRe Group Limited                                   7.850%                                 Baa1      2,211,664
       5,000  Financial Security Assurance Holdings                     6.875%                                   AA        127,300
       4,600  Financial Security Assurance Holdings                     6.250%                                   AA        116,472
       1,400  Financial Security Assurance Holdings                     5.600%                                   AA         31,486
     205,377  Hartford Capital Trust III, Series C                      7.450%                                 Baa1      5,189,877
      53,400  Hartford Life Capital Trust II, Series B                  7.625%                                 Baa1      1,360,632
      79,600  Lincoln National Capital Trust V, Series E                7.650%                                 Baa1      2,022,636
      34,500  Lincoln National Capital Trust VI                         6.750%                                 Baa1        872,850
      10,400  MetLife Inc.                                              5.875%                                    A        249,808
     616,400  MetLife Inc., Series B, (3)                               6.500%                                 Baa1     15,977,088
     126,300  PartnerRe Limited                                         7.900%                                   A3      3,220,650
     292,500  PartnerRe Limited, Series C                               6.750%                                 BBB+      7,069,725
      72,700  PartnerRe Limited, Series D                               6.500%                                 BBB+      1,703,361
      80,000  PLC Capital Trust III                                     7.500%                                 BBB+      2,036,800
     411,800  PLC Capital Trust IV                                      7.250%                                 BBB+     10,492,664
       6,500  PLC Capital Trust V                                       6.125%                                 BBB+        154,635
     264,165  Prudential plc                                            6.750%                                    A      6,807,532
     125,650  RenaissanceRe Holdings Ltd., Series A                     8.100%                                 BBB+      3,176,432
      61,100  RenaissanceRe Holdings Ltd., Series B                     7.300%                                  BBB      1,543,386
      13,900  RenaissanceRe Holdings Ltd., Series C                     6.080%                                 BBB+        280,780
      40,000  Safeco Capital Trust I (CORTS)                            8.700%                                 Baa2      1,120,800
      32,300  Safeco Capital Trust I, Series 2001-4 (CORTS)             8.750%                                 Baa2        843,192
       6,800  Safeco Capital Trust III (CORTS)                          8.072%                                 Baa2        179,520
       1,900  Safeco Corporation, Series 2002-5 (SATURNS)               8.250%                                 Baa2         49,571
      31,500  Saint Paul Capital Trust I                                7.600%                                 Baa1        807,975
      62,800  Torchmark Capital Trust I                                 7.750%                                   A-      1,620,868
       3,500  Torchmark Capital Trust II                                7.750%                                   A-         89,775
       5,500  W.R. Berkley (CORTS)                                      8.250%                                 BBB-        140,910
      27,900  W.R. Berkley Capital Trust, Series 2002-1,
               (CBTCS)                                                  8.125%                                 BBB-        283,464
     315,400  W.R. Berkley Corporation                                  6.750%                                 BBB-      7,885,000
     391,854  XL Capital Ltd, Series A                                  8.000%                                 Baa1      9,968,766
      75,200  XL Capital Ltd, Series B                                  7.625%                                 Baa1      1,917,600
-----------------------------------------------------------------------------------------------------------------------------------
              Total Insurance                                                                                          149,987,726
-----------------------------------------------------------------------------------------------------------------------------------
              IT Services - 0.1%

      29,400  Vertex Industries Inc. (PPLUS)                            7.625%                                   A+        752,493
-----------------------------------------------------------------------------------------------------------------------------------
              Media - 0.4%

     124,800  CBS Corporation                                           7.300%                                 BBB+      3,138,720
       9,600  The Walt Disney Company                                   7.000%                                   A-        244,800
-----------------------------------------------------------------------------------------------------------------------------------
              Total Media                                                                                                3,383,520
-----------------------------------------------------------------------------------------------------------------------------------
              Multiline Retail - 0.0%

       4,100  Nordstrom Inc. (CORTS)                                    7.625%                                   A-        105,370
-----------------------------------------------------------------------------------------------------------------------------------

      Shares  Description(1)                                           Coupon                            Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Multi-Utilities - 0.7%

      98,100  Dominion CNG Capital Trust I                              7.800%                                 Baa1  $   2,503,512
      58,600  Dominion Resources Capital Trust II                       8.400%                                 Baa2      1,490,198
     100,400  Energy East Capital Trust I                               8.250%                                 BBB-      2,576,264
-----------------------------------------------------------------------------------------------------------------------------------
              Total Multi-Utilities                                                                                      6,569,974
-----------------------------------------------------------------------------------------------------------------------------------
              Oil, Gas & Consumable Fuels - 1.8%

     532,332  Nexen, Inc.                                               7.350%                                 Baa3     13,744,812
     108,500  TransCanada Pipeline                                      8.250%                                   A3      2,800,385
-----------------------------------------------------------------------------------------------------------------------------------
              Total Oil, Gas & Consumable Fuels                                                                         16,545,197
-----------------------------------------------------------------------------------------------------------------------------------
              Pharmaceuticals - 0.1%

      23,000  Bristol-Myers Squibb Company (CORTS)                      6.250%                                   A+        588,800
      12,800  Bristol-Myers Squibb Company Trust (CORTS)                6.800%                                   A+        328,064
-----------------------------------------------------------------------------------------------------------------------------------
              Total Pharmaceuticals                                                                                        916,864
-----------------------------------------------------------------------------------------------------------------------------------
              Real Estate - 25.1%

      50,458  AMB Property Corporation, Series M                        6.750%                                 Baa2      1,230,671
      13,400  AvalonBay Communities, Inc., Series H                     8.700%                                  BBB        365,820
     409,400  BRE Properties, Series B                                  8.080%                                 BBB-     10,349,632
      17,800  BRE Properties, Series C                                  6.750%                                 BBB-        440,016
      42,644  BRE Properties, Series D                                  6.750%                                 Baa3      1,044,778
     487,209  CarrAmerica Realty Corporation, Series E                  7.500%                                 BBB-     12,302,027
      29,600  Developers Diversified Realty Corporation                 7.500%                                  Ba1        740,000
      56,900  Developers Diversified Realty Corporation, Series F       8.600%                                 BBB-      1,461,192
      47,300  Developers Diversified Realty Corporation, Series G       8.000%                                 BBB-      1,213,245
     404,900  Developers Diversified Realty Corporation, Series H       7.375%                                 BBB-     10,082,010
     156,800  Duke Realty Corporation, Series L                         6.600%                                 Baa2      3,797,696
     157,779  Duke-Weeks Realty Corporation, Series B                   7.990%                                  BBB      7,967,840
       8,000  Duke-Weeks Realty Corporation, Series I                   8.450%                                  BBB        200,400
   1,099,100  Equity Office Properties Trust, Series G                  7.750%                                 BBB-     27,983,086
      25,800  Equity Residential Properties Trust, Series D             8.600%                                  BBB        658,932
      10,600  First Industrial Realty Trust, Inc., Series C             8.625%                                 BBB-        272,314
      19,000  Firstar Realty LLC, 144A                                  8.875%                                  Aa3     25,151,250
      57,900  Harris Preferred Capital Corporation, Series A            7.375%                                   A1      1,456,185
       2,800  HRPT Properties Trust, Series A                           9.875%                                 BBB-         71,204
   1,039,210  HRPT Properties Trust, Series B                           8.750%                                 BBB-     26,915,539
      22,000  New Plan Excel Realty Trust, Series D                     7.800%                                 BBB-      1,130,250
     418,600  New Plan Excel Realty Trust, Series E                     7.625%                                 BBB-     10,527,790
      10,000  Prologis Trust, Series F                                  6.750%                                  BBB        247,900
     107,000  Prologis Trust, Series G                                  6.750%                                  BBB      2,642,900
     328,400  PS Business Parks, Inc.                                   7.000%                                 BBB-      7,947,280
      57,000  PS Business Parks, Inc., Series I                         6.875%                                 BBB-      1,330,950
     240,000  PS Business Parks, Inc., Series L                         7.600%                                 BBB-      6,084,000
       4,100  Public Storage, Inc.                                      7.125%                                 BBB+        104,345
      64,800  Public Storage, Inc., Series C                            6.600%                                 BBB+      1,562,976
      90,000  Public Storage, Inc., Series D                            6.180%                                 BBB+      2,004,300
       2,900  Public Storage, Inc., Series E                            6.750%                                 BBB+         71,775
      59,400  Public Storage, Inc., Series F                            6.450%                                 BBB+      1,372,140
      23,100  Public Storage, Inc., Series Q                            8.600%                                 BBB+        577,962
     116,600  Public Storage, Inc., Series R                            8.000%                                 BBB+      2,951,146
     209,600  Public Storage, Inc., Series S                            7.875%                                 BBB+      5,317,552
      16,500  Public Storage, Inc., Series T                            7.625%                                 BBB+        418,440
      40,680  Public Storage, Inc., Series U                            7.625%                                 BBB+      1,029,611
     347,600  Public Storage, Inc., Series V                            7.500%                                 BBB+      8,971,556
       6,971  Public Storage, Inc., Series X                            6.450%                                 BBB+        161,588
      93,500  Realty Income Corporation                                 7.375%                                 BBB-      2,398,275
      47,500  Regency Centers Corporation                               7.450%                                 BBB-      1,199,375
      22,400  Regency Centers Corporation                               7.250%                                 BBB-        562,688
      20,500  Simon Property Group, Inc., Series F                      8.750%                                 Baa2        521,725
     176,600  Simon Property Group, Inc., Series G                      7.890%                                  BBB      9,094,900

       Portfolio of Investments December 31, 2005


      Shares  Description(1)                                           Coupon                            Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Real Estate (continued)

      13,700  United Dominion Realty Trust                              8.600%                                 BBB-  $     352,364
     323,633  Vornado Realty Trust, Series G                            6.625%                                 BBB-      7,547,122
      67,700  Vornado Realty Trust, Series H                            6.750%                                 BBB-      1,604,490
     189,300  Vornado Realty Trust, Series I                            6.625%                                 BBB-      4,395,546
     489,900  Wachovia Preferred Funding Corporation                    7.250%                                   A2     13,687,806
       2,000  Weingarten Realty Trust, Preferred Securities             6.750%                                   A-         52,260
       2,500  Weingarten Realty Trust, Series E                         6.950%                                   A-         63,875
-----------------------------------------------------------------------------------------------------------------------------------
              Total Real Estate                                                                                        229,638,724
-----------------------------------------------------------------------------------------------------------------------------------
              Specialty Retail - 0.1%

      45,700  Sherwin Williams Company, Series III (CORTS)              7.250%                                   A+      1,189,114
       5,900  Sherwin Williams Trust (CORTS)                            7.500%                                   A+        152,397
-----------------------------------------------------------------------------------------------------------------------------------
              Total Specialty Retail                                                                                     1,341,511
-----------------------------------------------------------------------------------------------------------------------------------
              Thrifts & Mortgage Finance - 2.3%

      11,000  Countrywide Capital Trust II, Series II, (CORTS)          8.000%                                 BBB+        280,500
      12,200  Countrywide Capital Trust III (PPLUS)                     8.050%                                 BBB+        318,054
     799,020  Countrywide Capital Trust IV                              6.750%                                 BBB+     20,159,275
       4,600  Washington Mutual Incorporated (CORTS)                    7.750%                                 Baa1        116,380
-----------------------------------------------------------------------------------------------------------------------------------
              Total Thrifts & Mortgage Finance                                                                          20,874,209
-----------------------------------------------------------------------------------------------------------------------------------
              U.S. Agency - 1.8%

     110,300  Fannie Mae, (3)                                           6.129%                                  AA-      5,533,200
      19,000  Federal Home Loan Mortgage Corporation                    5.300%                                  AA-        846,095
      23,500  Federal Home Loan Mortgage Corporation                    5.810%                                  Aa3      1,116,250
      58,300  Federal Home Loan Mortgage Corporation, (3)               6.000%                                  AA-      2,827,550
      65,600  Federal Home Loan Mortgage Corporation, (3)               6.140%                                  Aa3      3,266,880
      12,000  Federal Home Loan Mortgage Corporation, (3)               5.100%                                  AA-        513,750
      58,600  Federal Home Loan Mortgage Corporation, (3)               5.100%                                  AA-      2,519,800
-----------------------------------------------------------------------------------------------------------------------------------
              Total U.S. Agency                                                                                         16,623,525
-----------------------------------------------------------------------------------------------------------------------------------
              Wireless Telecommunication Services - 2.2%

     355,846  Telephone and Data Systems Inc.                           7.600%                                   A-      8,921,054
     159,700  United States Cellular Corporation                        8.750%                                   A-      4,185,737
     283,900  United States Cellular Corporation                        7.500%                                   A-      7,154,280
-----------------------------------------------------------------------------------------------------------------------------------
              Total Wireless Telecommunication Services                                                                 20,261,071
-----------------------------------------------------------------------------------------------------------------------------------
              Total $25 Par (or similar) Securities (cost $759,528,748)                                                770,019,571
              ---------------------------------------------------------------------------------------------------------------------

   Principal
Amount (000)  Description(1)                                           Coupon                 Maturity   Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Corporate Bonds - 0.7% (0.5% of Total Investments)

              Commercial Banks - 0.1%

$      1,000  HBOS plc, Series 144A                                     6.413%                 9/29/49           A1      1,015,000
-----------------------------------------------------------------------------------------------------------------------------------
              Household Durables - 0.4%

       3,700  Stanley Works Capital Trust I, 144A                       5.902%                12/01/45         Baa1      3,682,862
-----------------------------------------------------------------------------------------------------------------------------------
              Insurance - 0.2%

       1,800  AIG Capital Trust I, 144A                                 5.900%                12/21/65            A      1,808,995
-----------------------------------------------------------------------------------------------------------------------------------
       6,500  Total Corporate Bonds (cost $6,458,419)                                                                    6,506,857
-----------------------------------------------------------------------------------------------------------------------------------

   Principal
Amount (000)
     /Shares  Description(1)                                           Coupon                 Maturity   Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Capital Preferred Securities - 58.0% (39.5% of
               Total Investments)

              Capital Markets - 6.5%

       2,500  Bank of New York Capital I, Series B                      7.970%                12/31/26           A1      2,659,305
       2,000  BT Capital Trust, Series B1                               7.900%                 1/15/27           A2      2,113,602
       1,000  BT Institutional Capital Trust B, 144A                    7.750%                12/01/26           A2      1,057,300

   Principal
Amount (000)
     /Shares  Description(1)                                           Coupon                 Maturity   Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Capital Markets (continued)

       7,900  BT Preferred Capital Trust II                             7.875%                 2/25/27           A2  $   8,390,574
       2,250  C.A. Preferred Fund Trust II                              7.000%                10/30/49           A1      2,333,147
      11,250  C.A. Preferred Funding Trust                              7.000%                 1/30/49           A1     11,636,663
      16,463  First Union Institutional Capital
               Securities I                                             8.040%                12/01/26           A1     17,469,301
       5,500  UBS Preferred Funding Trust I                             8.622%                10/29/49          AA-      6,297,703
       7,250  Washington Mutual Capital Trust I                         8.375%                 6/01/27         Baa1      7,815,333
-----------------------------------------------------------------------------------------------------------------------------------
              Total Capital Markets                                                                                     59,772,928
-----------------------------------------------------------------------------------------------------------------------------------
              Commercial Banks - 31.3%

       9,000  AB Svensk Exportkredit, 144A                              6.375%                10/27/49          AA-      9,222,129
      18,250  Abbey National Capital Trust I                            8.963%                 6/30/50           A2     24,903,895
       3,000  AgFirst Farm Credit Bank                                  7.300%                12/15/53          N/R      3,082,542
       2,500  Bank One Capital III                                      8.750%                 9/01/30           A1      3,370,302
       1,500  BanPonce Trust I, Series A                                8.327%                 2/01/27         Baa1      1,591,515
       7,200  Barclays Bank plc, 144A                                   8.550%                 6/15/49          Aa3      8,315,690
       3,000  Centura Capital Trust I, 144A                             8.845%                 6/01/27           A2      3,264,099
       2,000  Corestates Capital Trust I, 144A                          8.000%                12/15/26           A1      2,120,678
       1,700  DBS Capital Funding Corporation, 144A                     7.657%                 3/15/49           A1      1,883,000
       1,000  First Chicago NBD Institutional Capital, 144A             7.950%                12/01/26           A1      1,058,388
       1,000  First Empire Capital Trust II                             8.277%                 6/01/27         Baa1      1,076,179
       1,500  First Midwest Bancorp Inc.                                6.950%                12/01/33         Baa2      1,665,264
      25,500  HBOS Capital Funding LP, Notes                            6.850%                 3/23/49           A1     25,930,542
       5,750  HSBC Capital Funding LP, 144A                             9.547%                12/31/49           A1      6,735,665
      17,150  HSBC Capital Funding LP, Debt                            10.176%                 6/30/50           A1     26,276,201
      12,000  KBC Bank Fund Trust III, 144A                             9.860%                 5/02/50           A2     13,888,896
       2,000  KeyCorp Capital III                                       7.750%                 7/15/29           A3      2,426,252
       2,000  KeyCorp Institutional Capital Trust A                     7.826%                12/01/26           A3      2,117,938
       8,850  Lloyds TSB Bank plc, Subordinated Note                    6.900%                11/22/49          Aa2      8,997,414
      11,150  NB Capital Trust II                                       7.830%                12/15/26          Aa3     11,829,526
       7,655  Nordbanken AB, 144A                                       8.950%                11/29/49            A      8,644,700
       1,000  North Fork Capital Trust I, Capital Securities            8.700%                12/15/26           A3      1,069,163
       8,000  Peoples Heritage Capital Trust I, Series B                9.060%                 2/01/27           A3      8,577,232
         200  PFCI Capital Corporation                                  7.750%                 8/17/52           A-      5,406,260
      19,000  PNC Institutional Capital Securities, 144A                7.950%                12/15/26           A3     20,150,412
       2,000  Popular North American Capital Trust I                    6.564%                 9/15/34         Baa1      2,063,752
      16,000  RBS Capital Trust B                                       6.800%                12/31/49           A1     16,246,704
      17,500  Reliance Capital Trust I, Series B                        8.170%                 5/01/28          N/R     19,088,457
       1,400  Republic New York Capital II, Capital Securities          7.530%                12/04/26           A1      1,476,675
       2,000  SocGen Real Estate Company LLC, 144A                      7.640%                12/29/49           A1      2,081,728
       5,000  Sparebanken Rogaland, Notes, 144A                         6.443%                 5/01/49         Baa1      5,038,150
      23,000  Summit Capital Trust I, Capital Securities                8.400%                 3/15/27          Aa3     24,568,140
       1,800  Swedbank ForeningsSparbanken AB, 144A                     9.000%                 9/17/50           A2      2,067,561
       2,000  Union Planters Capital Trust A                            8.200%                12/15/26           A2      2,125,360
       4,000  Wachovia Capital Trust I, Capital Securities, 144A        7.640%                 1/15/27           A1      4,236,096
       3,000  Zions Institutional Capital Trust, Series A               8.536%                12/15/26         Baa1      3,204,048
-----------------------------------------------------------------------------------------------------------------------------------
              Total Commercial Banks                                                                                   285,800,553
-----------------------------------------------------------------------------------------------------------------------------------
              Diversified Financial Services - 3.9%

       4,250  BNP Paribas Capital Trust                                 7.200%                12/31/49           A+      4,363,003
       1,500  BNP Paribas Capital Trust, 144A                           9.003%                12/29/49           A+      1,737,981
       3,000  Citigroup Capital X                                       6.100%                 9/30/33          Aa2         73,170
      19,500  JPM Capital Trust II                                      7.950%                 2/01/27           A1     20,780,195
       8,100  Old Mutual Capital Funding, Notes                         8.000%                 6/22/53         Baa2      8,520,026
-----------------------------------------------------------------------------------------------------------------------------------
              Total Diversified Financial Services                                                                      35,474,375
-----------------------------------------------------------------------------------------------------------------------------------
              Diversified Telecommunication Services - 1.6%

      11,250  Centaur Funding Corporation, Series B, 144A               9.080%                 4/21/20           A-     14,575,781
-----------------------------------------------------------------------------------------------------------------------------------
              Insurance - 9.2%

       7,570  Ace Capital Trust II                                      9.700%                 4/01/30         Baa1     10,562,928
       1,000  Allstate Financing II                                     7.830%                12/01/45           A2      1,055,437
       2,000  American General Capital II                               8.500%                 7/01/30          Aa3      2,694,616

       Portfolio of Investments December 31, 2005


   Principal
Amount (000)
     /Shares  Description(1)                                           Coupon                 Maturity   Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Insurance (continued)

       2,500  Mangrove Bay, Class 3, 144A                               6.102%                 7/15/33         BBB+  $   2,489,160
       4,000  MIC Financing Trust I                                     8.375%                 2/01/27           A+      4,099,404
       7,000  Prudential plc                                            6.500%                 6/29/49            A      6,946,674
       2,000  RenaissanceRe Capital Trust                               8.540%                 3/01/27         BBB+      2,083,670
      26,216  Sun Life Canada Capital Trust, Capital Securities,
               144A                                                     8.526%                 5/06/47           A+     28,271,098
      24,373  Zurich Capital Trust I, 144A                              8.376%                 6/01/37           A-     26,386,673
-----------------------------------------------------------------------------------------------------------------------------------
              Total Insurance                                                                                           84,589,660
-----------------------------------------------------------------------------------------------------------------------------------
              Oil, Gas & Consumable Fuels - 3.6%

       4,000  KN Capital Trust I, Preferred Securities                  8.560%                 4/15/27         Baa3      4,285,908
       5,860  KN Capital Trust III                                      7.630%                 4/15/28         Baa3      6,506,241
      20,900  Phillips 66 Capital Trust II                              8.000%                 1/15/37           A3     22,249,325
-----------------------------------------------------------------------------------------------------------------------------------
              Total Oil, Gas & Consumable Fuels                                                                         33,041,474
-----------------------------------------------------------------------------------------------------------------------------------
              Thrifts & Mortgage Finance - 1.6%

       8,500  Dime Capital Trust I, Series A                            9.330%                 5/06/27         Baa1      9,306,676
       5,000  Great Western Financial Trust II, Series A                8.206%                 2/01/27         Baa1      5,340,700
-----------------------------------------------------------------------------------------------------------------------------------
              Total Thrifts & Mortgage Finance                                                                          14,647,376
-----------------------------------------------------------------------------------------------------------------------------------
              U.S. Agency - 0.3%

      68,600  Fannie Mae                                                5.100%                 4/15/49          AA-      2,939,085
-----------------------------------------------------------------------------------------------------------------------------------
              Total Capital Preferred Securities
               (cost $517,549,398)                                                                                     530,841,232
              ---------------------------------------------------------------------------------------------------------------------


   Principal
Amount (000)  Description(1)                                           Coupon                 Maturity                       Value
-----------------------------------------------------------------------------------------------------------------------------------
              Short-Term Investments - 2.5% (1.7% of Total Investments)

              Repurchase Agreement with State Street Bank,
                dated 12/30/05, repurchase price $22,690,959,
                collateralized by $16,830,000 U.S. Treasury
$     22,683    Bonds, 7.875%, due 2/15/21, valued at $23,141,250       3.250%                 1/03/06                  22,682,768
============----------------------------------------------------------------------------------------------------------------------
              Total Short-Term Investments (cost $22,682,768)                                                           22,682,768
              ---------------------------------------------------------------------------------------------------------------------
              Total Investments (cost $1,318,535,020) - 146.6%                                                       1,342,619,630
              ---------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.5%                                                                      12,978,094
              ---------------------------------------------------------------------------------------------------------------------
              Preferred Shares, at Liquidation Value - (48.1)%                                                        (440,000,000)
              ---------------------------------------------------------------------------------------------------------------------
              Net Assets Applicable to Common Shares - 100%                                                          $ 915,597,724
              =====================================================================================================================

              Interest Rate Swaps outstanding at December 31, 2005

                                              Fixed Rate
                                                    Paid   Fixed Rate   Floating Rate    Floating Rate                  Unrealized
                                  Notional   by the Fund      Payment        Received          Payment  Termination   Appreciation
              Counterparty          Amount  (annualized)    Frequency  by the Fund(4)        Frequency         Date (Depreciation)
              ---------------------------------------------------------------------------------------------------------------------
              Citigroup Inc.  $ 55,000,000         4.604%     Monthly           4.320%         Monthly    6/06/2006    $     5,370
              Citigroup Inc.    55,000,000         4.713%     Monthly           4.320%         Monthly   12/06/2006         25,223
              Citigroup Inc.   110,000,000         3.860%     Monthly           4.380%         Monthly    8/29/2007      1,536,032
              Citigroup Inc.   110,000,000         4.350%     Monthly           4.380%         Monthly    8/29/2009      1,444,477
              ---------------------------------------------------------------------------------------------------------------------
                                                                                                                       $ 3,011,102
              =====================================================================================================================

    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

    (3)    Security is eligible for the Dividends Received Deduction.

    (4)    Based on LIBOR (London Inter-Bank Offered Rate).

    N/R    Investment is not rated.

   144A Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  CBTCS    Corporate Backed Trust Certificates.

  CORTS    Corporate Backed Trust Securities.

  PCARS    Public Credit and Repackaged Securities.

  PPLUS    PreferredPlus Trust.

SATURNS    Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

Nuveen Quality Preferred Income Fund 2 (JPS)

       Portfolio of Investments December 31, 2005

      Shares  Description(1)                                           Coupon                            Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Convertible Preferred Securities - 1.5%
               (1.0% of Total Investments)

              Diversified Financial Services - 0.1%

      31,546  Citigroup Global Markets                                  2.000%                                  Aa1  $   1,546,069
-----------------------------------------------------------------------------------------------------------------------------------
              Electric Utilities - 0.1%

      30,533  FPL Group Inc.                                            8.000%                                   A-      1,892,130
-----------------------------------------------------------------------------------------------------------------------------------
              Food & Staples Retailing - 0.0%

      28,484  Albertson's, Inc.                                         7.250%                                 BBB-        642,314
-----------------------------------------------------------------------------------------------------------------------------------
              Insurance - 0.1%

     118,000  XL Capital Ltd                                            6.500%                                   A2      2,636,120
-----------------------------------------------------------------------------------------------------------------------------------
              Multi-Utilities - 0.9%

     282,689  Dominion Resources Inc.                                   8.750%                                 Baa1     14,702,655
-----------------------------------------------------------------------------------------------------------------------------------
              Thrifts & Mortgage Finance - 0.3%

     172,300  PMI Group Inc.                                            5.875%                                   A1      4,247,195
-----------------------------------------------------------------------------------------------------------------------------------
              Total Convertible Preferred Securities (cost $23,056,240)                                                 25,666,483
              ---------------------------------------------------------------------------------------------------------------------

      Shares  Description(1)                                           Coupon                            Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              $25 Par (or similar) Securities - 82.2%
               (57.2% of Total Investments)

              Automobiles - 0.0%

       4,300  Daimler Chrysler, Series DCX (CORTS)                      7.500%                                   A3        100,405
       2,400  Daimler Chrysler, Series DCX (CORTS)                      8.250%                                   A3         61,176
       3,000  Daimler Chrysler, Series DCX (CORTS)                      6.875%                                   A3         63,060
       3,400  DaimlerChrysler AG (CORTS)                                7.875%                                   A3         83,708
      23,300  DaimlerChrysler Corp. (PPLUS)                             7.250%                                   A3        561,530
-----------------------------------------------------------------------------------------------------------------------------------
              Total Automobiles                                                                                            869,879
-----------------------------------------------------------------------------------------------------------------------------------
              Capital Markets - 5.1%

     103,100  Bear Stearns Capital Trust III                            7.800%                                   A2      2,623,895
      19,300  BNY Capital Trust IV, Series E                            6.875%                                   A1        485,395
      51,300  BNY Capital Trust V, Series F                             5.950%                                   A1      1,242,999
     395,625  Compass Capital Trust III                                 7.350%                                   A3     10,017,225
      28,600  CSFB USA, Series 2002-10 (SATURNS)                        7.000%                                  Aa3        719,290
      63,300  First Union Capital II, Series II (CORTS)                 7.500%                                   A1      1,644,534
      31,300  First Union Institutional Capital II (CORTS)              8.200%                                   A1        845,413
       6,300  Goldman Sachs Capital I (CORTS)                           6.000%                                   A1        148,019
       2,100  Goldman Sachs Capital I, Series A (CORTS)                 6.000%                                   A1         48,657
     179,900  Goldman Sachs Group Inc., (3)                             6.200%                                   A2      4,587,450
       9,900  Goldman Sachs Group Inc., Series GSC-3 (PPLUS)            6.000%                                   A1        231,660
       2,000  Goldman Sachs Group Inc., Series GSG-1 (PPLUS)            6.000%                                  Aa3         47,340
       3,000  Goldman Sachs Group Inc., Series GSG-2 (PPLUS)            5.750%                                  Aa3         68,220
       3,000  Goldman Sachs Group Inc., Series 2003-11 (SATURNS)        5.625%                                  Aa3         66,720
      13,700  Goldman Sachs Group Inc., Series 2004-04 (SATURNS)        6.000%                                   A1        318,525
       1,600  Goldman Sachs Group Inc., Series 2004-06 (SATURNS)        6.000%                                   A1         37,280
       3,800  Goldman Sachs Group Incorporated (SATURNS)                5.750%                                  Aa3         85,196
     323,800  Lehman Brothers Holdings Capital Trust III, Series K      6.375%                                   A2      8,124,142
     102,900  Lehman Brothers Holdings Capital Trust IV, Series L       6.375%                                   A2      2,583,819
      58,800  Lehman Brothers Holdings Capital Trust V, Series M        6.000%                                   A2      1,406,496
      42,000  Lehman Brothers Holdings Inc., Series C, (3)              5.940%                                 BBB+      2,100,000
      70,000  Lehman Brothers Holdings Inc., Series F, (3)              6.500%                                   A-      1,837,500
     122,400  Merrill Lynch Capital Trust II                            8.000%                                   A1      3,167,712
     107,900  Merrill Lynch Preferred Capital Trust                     7.750%                                   A1      2,762,240
     209,300  Merrill Lynch Preferred Capital Trust III                 7.000%                                   A1      5,362,266

       Portfolio of Investments December 31, 2005

      Shares  Description(1)                                           Coupon                            Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Capital Markets (continued)

     129,700  Merrill Lynch Preferred Capital Trust IV                  7.120%                                   A1  $   3,337,181
     228,700  Merrill Lynch Preferred Capital Trust V                   7.280%                                   A1      5,973,644
      55,200  Morgan Stanley (PPLUS)                                    7.050%                                  Aa3      1,410,360
     168,008  Morgan Stanley Capital Trust II                           7.250%                                   A1      4,279,164
     459,900  Morgan Stanley Capital Trust III                          6.250%                                   A1     11,216,961
     380,000  Morgan Stanley Capital Trust IV                           6.250%                                   A1      9,211,200
      43,500  Morgan Stanley Capital Trust V                            5.750%                                   A+        989,190
      46,400  UBS Preferred Funding Trust III                           7.250%                                  AA-      1,176,240
      44,500  Washington Mutual Capital Trust I,
              Series 2001-22, Class A-1 (CORTS)                         7.650%                                 Baa1      1,123,625
-----------------------------------------------------------------------------------------------------------------------------------
              Total Capital Markets                                                                                     89,279,558
-----------------------------------------------------------------------------------------------------------------------------------
              Commercial Banks - 11.0%

     119,000  ABN AMRO Capital Fund Trust V                             5.900%                                    A      2,819,110
       7,000  ABN AMRO Capital Trust Fund VII                           6.080%                                    A        170,800
     158,960  ASBC Capital I                                            7.625%                                 Baa1      4,072,555
     136,100  BAC Capital Trust I                                       7.000%                                  Aa3      3,451,496
     168,500  BAC Capital Trust II                                      7.000%                                  Aa3      4,290,010
     218,300  BAC Capital Trust III                                     7.000%                                  Aa3      5,568,833
     304,100  Banco Santander                                           6.410%                                   A2      7,632,910
      54,100  Banco Totta & Acores Finance, Series A                    8.875%                                   A3      1,386,313
      11,400  BancorpSouth Capital Trust I                              8.150%                                 Baa2        290,016
     731,000  Banesto Holdings, Series A, 144A                         10.500%                                   A2     21,930,000
     204,000  Bank One Capital Trust VI                                 7.200%                                   A1      5,210,160
      67,300  BankNorth Capital Trust II                                8.000%                                   A3      1,734,994
     121,500  Chittenden Capital Trust I                                8.000%                                 Baa1      3,118,905
     225,500  Cobank ABC, 144A, (3)                                     7.000%                                  N/R     11,663,086
     268,700  Comerica Capital Trust I                                  7.600%                                   A3      6,784,675
     362,100  HSBC Finance Corporation                                  6.875%                                   A1      9,407,358
      36,500  HSBC Finance Corporation                                  6.000%                                   A1        889,140
      39,600  KeyCorp (PCARS)                                           7.500%                                   A3      1,005,840
       8,500  KeyCorp Capital Trust V                                   5.875%                                   A3        199,325
      32,500  KeyCorp, Series 2001-7 (CORTS)                            7.750%                                   A3        846,625
      99,000  KeyCorp, Series B (CORTS)                                 8.250%                                   A3      2,485,890
     270,400  National Commerce Capital Trust II                        7.700%                                   A1      6,895,200
       5,000  National Westminster Bank plc                             7.760%                                  Aa3        128,050
     112,200  National Westminster Bank plc, Series A                   7.875%                                  Aa2      2,851,002
       5,800  PNC Capital Trust                                         6.125%                                   A3        139,954
      50,500  Regions Finance Trust I                                   8.000%                                   A2      1,270,075
     596,876  Royal Bank of Scotland Group plc, Series N                6.350%                                   A1     14,999,494
     173,800  SunTrust Capital Trust IV                                 7.125%                                   A1      4,391,926
     162,200  SunTrust Capital Trust V                                  7.050%                                   A1      4,105,282
     714,300  USB Capital Trust III                                     7.750%                                  Aa3     18,200,364
     315,800  USB Capital Trust IV                                      7.350%                                  Aa3      8,062,374
     132,200  USB Capital Trust V                                       7.250%                                  Aa3      3,351,270
      63,300  USB Capital Trust VI                                      5.750%                                  Aa3      1,448,304
     118,600  USB Capital Trust VII                                     5.875%                                  Aa3      2,765,752
      92,300  VNB Capital Trust I                                       7.750%                                 Baa1      2,351,804
      55,900  Wells Fargo Capital Trust IX                              5.625%                                  Aa2      1,278,992
      38,700  Wells Fargo Capital Trust IV                              7.000%                                  Aa2        989,172
     301,600  Wells Fargo Capital Trust V                               7.000%                                  Aa2      7,624,448
      43,100  Wells Fargo Capital Trust VI                              6.950%                                  Aa2      1,088,706
      61,300  Wells Fargo Capital Trust VII                             5.850%                                  Aa2      1,473,039
     578,650  Zions Capital Trust B                                     8.000%                                 Baa1     15,079,619
-----------------------------------------------------------------------------------------------------------------------------------
              Total Commercial Banks                                                                                   193,452,868
-----------------------------------------------------------------------------------------------------------------------------------
              Computers & Peripherals - 0.1%

      22,400  IBM Inc. (CORTS)                                          7.125%                                   A+        564,256
       9,100  IBM Inc., Trust Certificates, Series 2001-2               7.100%                                   A+        230,685
      20,200  IBM Trust II (CORTS)                                      7.125%                                   A+        507,828
      39,200  IBM Trust III (CORTS)                                     7.200%                                   A+      1,003,912
-----------------------------------------------------------------------------------------------------------------------------------
              Total Computers & Peripherals                                                                              2,306,681
-----------------------------------------------------------------------------------------------------------------------------------

      Shares  Description(1)                                           Coupon                            Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Consumer Finance - 2.4%

     620,196  Household Capital Trust VI                                8.250%                                   A2  $  15,752,978
      73,600  Household Capital Trust VII                               7.500%                                   A2      1,879,744
     917,000  HSBC Finance Corporation                                  6.360%                                   A3     23,429,350
      39,900  SLM Corporation                                           6.000%                                    A        945,630
-----------------------------------------------------------------------------------------------------------------------------------
              Total Consumer Finance                                                                                    42,007,702
-----------------------------------------------------------------------------------------------------------------------------------
              Diversified Financial Services - 9.3%

      78,800  BBVA Preferred Capital Ltd., Series B                     7.750%                                   A1      1,987,730
     407,000  CIT Group Inc., Series A, (3)                             6.350%                                 BBB+     10,520,950
      38,100  CIT Group Incorporated (CORTS)                            7.750%                                   A3      1,027,938
      14,900  Citigroup Capital Trust IX                                6.000%                                  Aa2        360,878
     476,200  Citigroup Capital Trust VII                               7.125%                                  Aa2     12,081,194
     828,207  Citigroup Capital Trust VIII                              6.950%                                  Aa2     20,887,381
      37,300  Citigroup Capital Trust XI                                6.000%                                  Aa2        910,493
      36,900  Citigroup Inc., Series H, (3)                             6.231%                                  Aa3      1,933,560
      39,000  Citigroup Inc., Series M, (3)                             5.864%                                  Aa3      1,994,850
      10,400  Citigroup, Series CIT (CORTS)                             6.750%                                   A3        261,040
      14,100  General Electric Capital Corporation                      5.875%                                  AAA        343,758
     300,700  General Electric Capital Corporation                      6.100%                                  AAA      7,586,661
     199,700  General Electric Capital Corporation                      6.625%                                  AAA      5,044,422
       3,900  General Electric Capital Corporation, (CORTS)             6.000%                                  AAA         96,525
   1,445,555  ING Group N.V.                                            7.050%                                    A     36,991,752
   1,523,600  ING Group N.V.                                            7.200%                                    A     39,110,812
      11,000  ING Group N.V.                                            6.200%                                    A        272,800
      91,500  JPM Capital Trust (CORTS)                                 7.200%                                   A2      2,368,935
      11,600  JPM Capital Trust I, Series 2001-1,
              Class A-1 (CORTS)                                         7.850%                                   A1        301,484
       9,700  JPMorgan Chase & Company (PCARS)                          7.125%                                   A2        242,694
     366,000  JPMorgan Chase Capital Trust IX, Series I                 7.500%                                   A1      9,329,340
     203,600  JPMorgan Chase Capital Trust X                            7.000%                                   A1      5,177,548
      22,156  JPMorgan Chase Capital Trust XI                           5.875%                                   A1        512,911
     210,900  JPMorgan Chase Capital Trust XVI                          6.350%                                   A1      5,276,718
      52,900  JPMorgan Chase Trust, Series 2002-6,
              Class A (SATURNS)                                         7.125%                                   A1      1,364,820
-----------------------------------------------------------------------------------------------------------------------------------
              Total Diversified Financial Services                                                                     165,987,194
-----------------------------------------------------------------------------------------------------------------------------------
              Diversified Telecommunication Services - 0.6%

     114,999  AT&T Inc.                                                 7.000%                                    A      2,884,175
      17,500  BellSouth Capital Funding (CORTS)                         7.100%                                   A1        450,975
      33,300  BellSouth Corporation                                     7.125%                                    A        837,495
      21,600  BellSouth Corporation (CORTS)                             7.000%                                  Aa3        541,944
      16,300  BellSouth Corporation, Series 2001-3 (SATURNS)            7.125%                                    A        407,989
      15,100  BellSouth Corporation, Series BLS, (CORTS)                7.000%                                    A        386,636
      16,300  BellSouth Inc. (CORTS)                                    7.000%                                    A        421,192
      28,400  BellSouth Telecommunications (PPLUS)                      7.300%                                  Aa3        714,260
      30,600  Verizon Communications (CORTS)                            7.625%                                   A+        782,136
       7,600  Verizon Communications (CORTS)                            7.375%                                   A+        193,952
      70,100  Verizon Global Funding Corporation (SATURNS)              7.500%                                   A+      1,781,942
      22,100  Verizon New England Inc., Series B                        7.000%                                   A3        563,550
      13,000  Verizon South Inc., Series F                              7.000%                                    A        329,420
-----------------------------------------------------------------------------------------------------------------------------------
              Total Diversified Telecommunication Services                                                              10,295,666
-----------------------------------------------------------------------------------------------------------------------------------
              Electric Utilities - 4.8%

     189,500  Alabama Power Company, (3)                                5.830%                                 BBB+      4,620,010
       2,800  Consolidated Edison Company                               7.250%                                   A2         71,764
      17,200  Consolidated Edison Company of New York Inc.              7.500%                                   A1        434,300
      27,400  DTE Energy Trust I                                        7.800%                                 Baa3        697,604
       1,600  Entergy Arkansas Inc.                                     6.000%                                  AAA         40,048
       5,500  Entergy Arkansas Inc.                                     6.700%                                  AAA        138,710
      56,750  Entergy Louisiana Inc.                                    7.600%                                   A-      1,440,883
   1,299,100  Entergy Mississippi Inc.                                  7.250%                                   A-     33,672,672
       3,000  Georgia Power Capital Trust V                             7.125%                                   A3         75,690
       1,800  Georgia Power Capital Trust VII                           5.875%                                   A3         43,650
      30,900  Georgia Power Company                                     5.700%                                  AAA        753,651

       Portfolio of Investments December 31, 2005

      Shares  Description(1)                                           Coupon                            Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Electric Utilities (continued)

     941,500  Interstate Power and Light Company, Series B, (3)         8.375%                                 BBB-  $  31,399,025
       2,500  Mississippi Power Company                                 5.625%                                  AAA         59,925
       8,900  National Rural Utilities Cooperative
              Finance Corporation                                       7.600%                                   A3        224,458
      30,200  National Rural Utilities Cooperative
              Finance Corporation                                       7.400%                                   A3        773,120
       1,700  National Rural Utilities Cooperative
              Finance Corporation                                       6.750%                                   A3         43,163
      18,400  National Rural Utilities Cooperative
              Finance Corporation                                       5.950%                                   A3        434,240
      53,200  Public Service Company of Oklahoma, Series B              6.000%                                  AAA      1,341,704
       2,900  Southern Company Capital Trust I (CORTS)                  7.375%                                 BBB+         74,965
       3,700  Tennessee Valley Authority, Series A                      4.081%                                  AAA         89,207
      59,800  Tennessee Valley Authority, Series D                      6.750%                                  AAA      1,435,200
     265,500  Virginia Power Capital Trust                              7.375%                                 Baa1      6,802,110
-----------------------------------------------------------------------------------------------------------------------------------
              Total Electric Utilities                                                                                  84,666,099
-----------------------------------------------------------------------------------------------------------------------------------
              Food Products - 0.7%

     122,000  Dairy Farmers of America Inc., 144A, (3)                  7.875%                                 BBB-     12,253,375
-----------------------------------------------------------------------------------------------------------------------------------
              Gas Utilities - 0.1%

      53,500  AGL Capital Trust II                                      8.000%                                  BBB      1,361,575
-----------------------------------------------------------------------------------------------------------------------------------
              Health Care Providers & Services - 0.1%

      62,900  Aetna Inc.                                                8.500%                                 BBB+      1,602,692
-----------------------------------------------------------------------------------------------------------------------------------
              Industrial Conglomerates - 0.0%

       8,600  General Electric Company, Series GE (CORTS)               6.800%                                  AAA        223,858
-----------------------------------------------------------------------------------------------------------------------------------
              Insurance - 19.2%

     972,600  Ace Ltd., Series C                                        7.800%                                 Baa2     25,384,860
   2,119,800  Aegon N.V.                                                6.375%                                   A-     53,546,148
     131,200  Aegon N.V.                                                6.500%                                   A-      3,264,256
      21,300  AMBAC Financial Group Inc.                                7.000%                                   AA        537,186
      56,600  AMBAC Financial Group Inc.                                5.950%                                   AA      1,358,400
       4,800  AMBAC Financial Group Inc.                                5.875%                                   AA        114,768
     479,357  Delphi Financial Group, Inc.                              8.000%                                  BBB     12,506,424
   2,417,400  EverestRe Group Limited                                   7.850%                                 Baa1     61,595,352
      55,900  Financial Security Assurance Holdings                     6.875%                                   AA      1,423,214
     704,200  Financial Security Assurance Holdings                     6.250%                                   AA     17,830,344
      11,700  Financial Security Assurance Holdings                     5.600%                                   AA        263,133
     369,200  Hartford Capital Trust III, Series C                      7.450%                                 Baa1      9,329,684
     105,300  Hartford Life Capital Trust II, Series B                  7.625%                                 Baa1      2,683,044
      94,000  Lincoln National Capital Trust V, Series E                7.650%                                 Baa1      2,388,540
      55,300  Lincoln National Capital Trust VI                         6.750%                                 Baa1      1,399,090
       7,500  MetLife Inc.                                              5.875%                                    A        180,150
   1,097,500  MetLife Inc., Series B, (3)                               6.500%                                 Baa1     28,447,200
     301,581  PartnerRe Limited                                         7.900%                                   A3      7,690,316
     644,020  PartnerRe Limited, Series C                               6.750%                                 BBB+     15,565,963
      27,400  PartnerRe Limited, Series D                               6.500%                                 BBB+        641,982
     108,700  PLC Capital Trust III                                     7.500%                                 BBB+      2,767,502
     453,140  PLC Capital Trust IV                                      7.250%                                 BBB+     11,546,007
      19,600  PLC Capital Trust V                                       6.125%                                 BBB+        466,284
       5,600  Prudential Financial Inc. (CORTS)                         6.000%                                   A-        132,664
     223,000  Prudential plc                                            6.750%                                    A      5,746,710
     324,060  RenaissanceRe Holdings Ltd., Series A                     8.100%                                 BBB+      8,192,237
     145,800  RenaissanceRe Holdings Ltd., Series B                     7.300%                                  BBB      3,682,908
      20,200  RenaissanceRe Holdings Ltd., Series C                     6.080%                                 BBB+        408,040
      90,500  Safeco Capital Trust I (CORTS)                            8.700%                                 Baa2      2,535,810
      21,100  Safeco Capital Trust I (CORTS)                            8.750%                                 Baa2        624,560
      59,900  Safeco Capital Trust I, Series 2001-4 (CORTS)             8.750%                                 Baa2      1,563,690
       4,800  Safeco Capital Trust III (CORTS)                          8.072%                                 Baa2        126,720
       3,100  Safeco Capital Trust IV (CORTS)                           8.375%                                 Baa2         83,127
       2,600  Safeco Corporation, Series 2001-7 (SATURNS)               8.250%                                 Baa2         67,093
       8,100  Safeco Corporation, Series 2002-5 (SATURNS)               8.250%                                 Baa2        211,329
     129,500  Saint Paul Capital Trust I                                7.600%                                 Baa1      3,321,675

      Shares  Description(1)                                           Coupon                            Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Insurance (continued)

     132,300  Torchmark Capital Trust I                                 7.750%                                   A-  $   3,414,663
       6,900  Torchmark Capital Trust II                                7.750%                                   A-        176,985
      21,200  W.R. Berkley (CORTS)                                      8.250%                                 BBB-        543,144
      26,800  W.R. Berkley Capital Trust, Series 2002-1 (CBTCS)         8.125%                                 BBB-        272,288
     711,146  W.R. Berkley Corporation                                  6.750%                                 BBB-     17,778,650
     570,300  XL Capital Ltd, Series A                                  8.000%                                 Baa1     14,508,432
     598,417  XL Capital Ltd, Series B                                  7.625%                                 Baa1     15,259,634
-----------------------------------------------------------------------------------------------------------------------------------
              Total Insurance                                                                                          339,580,206
-----------------------------------------------------------------------------------------------------------------------------------
              IT Services - 0.0%

      16,100  Vertex Industries Inc. (PPLUS)                            7.625%                                   A+        412,080
-----------------------------------------------------------------------------------------------------------------------------------
              Media - 0.3%

     166,800  CBS Corporation                                           7.300%                                 BBB+      4,195,020
      18,200  The Walt Disney Company                                   7.000%                                   A-        464,100
       2,900  The Walt Disney Company (CORTS)                           6.875%                                   A-         74,385
-----------------------------------------------------------------------------------------------------------------------------------
              Total Media                                                                                                4,733,505
-----------------------------------------------------------------------------------------------------------------------------------
              Multiline Retail - 0.0%

       5,700  Nordstrom Inc. (CORTS)                                    7.625%                                   A-        146,490
-----------------------------------------------------------------------------------------------------------------------------------
              Multi-Utilities - 0.4%

     119,400  Dominion CNG Capital Trust I                              7.800%                                 Baa1      3,047,088
      46,300  Dominion Resources Capital Trust II                       8.400%                                 Baa2      1,177,409
     120,200  Energy East Capital Trust I                               8.250%                                 BBB-      3,084,332
-----------------------------------------------------------------------------------------------------------------------------------
              Total Multi-Utilities                                                                                      7,308,829
-----------------------------------------------------------------------------------------------------------------------------------
              Oil, Gas & Consumable Fuels - 1.6%

     910,411  Nexen, Inc.                                               7.350%                                 Baa3     23,506,812
     151,900  TransCanada Pipeline                                      8.250%                                   A3      3,920,539
-----------------------------------------------------------------------------------------------------------------------------------
              Total Oil, Gas & Consumable Fuels                                                                         27,427,351
-----------------------------------------------------------------------------------------------------------------------------------
              Pharmaceuticals - 0.0%

      13,700  Bristol-Myers Squibb Company (CORTS)                      6.250%                                   A+        350,720
       7,300  Bristol-Myers Squibb Company Trust (CORTS)                6.800%                                   A+        187,099
-----------------------------------------------------------------------------------------------------------------------------------
              Total Pharmaceuticals                                                                                        537,819
-----------------------------------------------------------------------------------------------------------------------------------
              Real Estate - 21.0%

      95,400  AvalonBay Communities, Inc., Series H                     8.700%                                  BBB      2,604,420
      16,400  BRE Properties, Series B                                  8.080%                                 BBB-        414,592
     356,900  BRE Properties, Series C                                  6.750%                                 BBB-      8,822,568
      81,006  BRE Properties, Series D                                  6.750%                                 Baa3      1,984,647
     925,955  CarrAmerica Realty Corporation, Series E                  7.500%                                 BBB-     23,380,364
      40,467  Developers Diversified Realty Corporation                 7.500%                                  Ba1      1,011,675
     135,925  Developers Diversified
              Realty Corporation, Series F                              8.600%                                 BBB-      3,490,554
     639,813  Developers Diversified Realty
              Corporation, Series G                                     8.000%                                 BBB-     16,411,203
     183,623  Developers Diversified Realty
              Corporation, Series H                                     7.375%                                 BBB-      4,572,213
       5,600  Duke-Weeks Realty Corporation                             6.625%                                  BBB        137,928
     220,650  Duke-Weeks Realty Corporation, Series B                   7.990%                                  BBB     11,142,825
      39,900  Duke-Weeks Realty Corporation, Series I                   8.450%                                  BBB        999,495
     298,900  Duke Realty Corporation, Series L                         6.600%                                 Baa2      7,239,358
     380,900  Equity Office Properties Trust, Series G                  7.750%                                 BBB-      9,697,714
      54,000  Equity Residential Properties Trust, Series C             9.125%                                  BBB      1,370,520
      68,250  Equity Residential Properties Trust, Series D             8.600%                                  BBB      1,743,105
      36,484  Equity Residential Properties Trust, Series N             6.480%                                  BBB        870,873
     332,800  Federal Realty Investment Trust                           8.500%                                 BBB-      8,576,256
      18,300  First Industrial Realty Trust, Inc., Series C             8.625%                                 BBB-        470,127
      16,800  Harris Preferred Capital Corporation, Series A            7.375%                                   A1        422,520
     213,100  HRPT Properties Trust, Series A                           9.875%                                 BBB-      5,419,133
   1,579,825  HRPT Properties Trust, Series B                           8.750%                                 BBB-     40,917,468
     149,500  Kimco Realty Corporation, Series F                        6.650%                                 BBB+      3,842,150
     199,550  New Plan Excel Realty Trust, Series D                     7.800%                                 BBB-     10,251,881

       Portfolio of Investments December 31, 2005


      Shares  Description(1)                                           Coupon                            Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Real Estate (continued)

     770,900  New Plan Excel Realty Trust, Series E                     7.625%                                 BBB-  $  19,388,135
       1,700  Prologis Trust, Series F                                  6.750%                                 BBB          42,143
      97,728  Prologis Trust, Series G                                  6.750%                                 BBB       2,413,882
     734,970  PS Business Parks, Inc.                                   7.000%                                 BBB-     17,786,274
     107,600  PS Business Parks, Inc., Series I                         6.875%                                 BBB-      2,512,460
     401,000  PS Business Parks, Inc., Series L                         7.600%                                 BBB-     10,165,350
       6,000  Public Storage, Inc.                                      7.125%                                 BBB+        152,700
     230,400  Public Storage, Inc., Series C                            6.600%                                 BBB+      5,557,248
      35,200  Public Storage, Inc., Series D                            6.180%                                 BBB+        783,904
      38,600  Public Storage, Inc., Series E                            6.750%                                 BBB+        955,350
      60,066  Public Storage, Inc., Series F                            6.450%                                 BBB+      1,387,525
      86,300  Public Storage, Inc., Series Q                            8.600%                                 BBB+      2,159,226
     264,295  Public Storage, Inc., Series R                            8.000%                                 BBB+      6,689,306
      50,700  Public Storage, Inc., Series S                            7.875%                                 BBB+      1,286,259
     131,065  Public Storage, Inc., Series T                            7.625%                                 BBB+      3,323,808
     108,700  Public Storage, Inc., Series U                            7.625%                                 BBB+      2,751,197
     148,000  Public Storage, Inc., Series V                            7.500%                                 BBB+      3,819,880
       2,129  Public Storage, Inc., Series X                            6.450%                                 BBB+         49,350
     164,100  Realty Income Corporation                                 7.375%                                 BBB-      4,209,165
     309,100  Regency Centers Corporation                               7.450%                                 BBB-      7,804,775
     245,100  Regency Centers Corporation                               7.250%                                 BBB-      6,156,912
      16,100  Regency Centers Corporation                               6.700%                                 BBB-        394,450
      34,500  Simon Property Group, Inc., Series F                      8.750%                                 Baa2        878,025
     326,041  Simon Property Group, Inc., Series G                      7.890%                                  BBB     16,791,112
      58,600  United Dominion Realty Trust                              8.600%                                 BBB-      1,507,192
       9,200  Vornado Realty Trust, Series E                            7.000%                                 BBB-        232,024
      22,300  Vornado Realty Trust, Series F                            6.750%                                 BBB-        529,625
     213,940  Vornado Realty Trust, Series G                            6.625%                                 BBB-      4,989,081
     112,800  Vornado Realty Trust, Series H                            6.750%                                 BBB-      2,673,360
     226,700  Vornado Realty Trust, Series I                            6.625%                                 BBB-      5,263,974
   2,461,900  Wachovia Preferred Funding Corporation                    7.250%                                   A2     68,785,486
     156,500  Weingarten Realty Trust, Series E                         6.950%                                   A-      3,998,575
-----------------------------------------------------------------------------------------------------------------------------------
              Total Real Estate                                                                                        371,231,342
-----------------------------------------------------------------------------------------------------------------------------------
              Specialty Retail - 0.1%

      50,900  Sherwin Williams Company, Series III (CORTS)              7.250%                                  A+       1,324,418
-----------------------------------------------------------------------------------------------------------------------------------
              Thrifts & Mortgage Finance - 1.5%

       4,600  Countrywide Capital Trust II, Series II (CORTS)           8.000%                                 BBB+        117,300
   1,043,000  Countrywide Capital Trust IV                              6.750%                                 BBB+     26,314,890
-----------------------------------------------------------------------------------------------------------------------------------
              Total Thrifts & Mortgage Finance                                                                          26,432,190
-----------------------------------------------------------------------------------------------------------------------------------
              U.S. Agency - 1.7%

       2,800  Fannie Mae,(3)                                            4.750%                                  AA-        114,292
      20,300  Fannie Mae,(3)                                            5.810%                                  AA-      1,015,000
      70,200  Fannie Mae,(3)                                            5.125%                                  AA-      3,101,436
      83,500  Fannie Mae,(3)                                            6.129%                                  AA-      4,188,778
      34,000  Federal Home Loan Mortgage Corporation                    5.300%                                  AA-      1,514,064
     124,200  Federal Home Loan Mortgage Corporation,(3)                6.000%                                  AA-      6,023,700
      58,700  Federal Home Loan Mortgage Corporation,(3)                6.140%                                  Aa3      2,923,260
      60,000  Federal Home Loan Mortgage Corporation,(3)                5.100%                                  AA-      2,568,750
      84,600  Federal Home Loan Mortgage Corporation,(3)                5.000%                                  AA-      3,671,640
     107,900  Federal Home Loan Mortgage Corporation,(3)                5.100%                                  AA-      4,639,700
-----------------------------------------------------------------------------------------------------------------------------------
              Total U.S. Agency                                                                                         29,760,620
-----------------------------------------------------------------------------------------------------------------------------------
              Wireless Telecommunication Services - 2.2%

  164,900     Telephone and Data Systems Inc.                           7.600%                                   A-      4,134,043
1,319,200     United States Cellular Corporation                        8.750%                                   A-     34,576,232
-----------------------------------------------------------------------------------------------------------------------------------
              Total Wireless Telecommunication Services                                                                 38,710,275
-----------------------------------------------------------------------------------------------------------------------------------
              Total $25 Par (or similar) Securities (cost $1,429,627,569)                                            1,451,912,272
              ---------------------------------------------------------------------------------------------------------------------

   Principal
Amount (000)  Description(1)                                           Coupon                Maturity    Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Corporate Bonds - 0.7% (0.5% of Total Investments)

              Commercial Banks - 0.1%

$      2,000  HBOS plc, Series 144A                                     6.413%                9/29/49            A1  $   2,030,000
-----------------------------------------------------------------------------------------------------------------------------------
              Household Durables - 0.4%

       7,000  Stanley Works Capital Trust I, 144A                       5.902%               12/01/45          Baa1      6,967,576
-----------------------------------------------------------------------------------------------------------------------------------
              Insurance - 0.2%

       3,500  AIG Capital Trust I, 144A                                 5.900%               12/21/65             A      3,517,490
-----------------------------------------------------------------------------------------------------------------------------------
      12,500  Total Corporate Bonds (cost $12,421,048)                                                                  12,515,066
-----------------------------------------------------------------------------------------------------------------------------------

   Principal
Amount (000)/
      Shares  Description(1)                                           Coupon                Maturity    Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Capital Preferred Securities - 57.3%
               (39.8% of Total Investments)

              Capital Markets - 7.3%

      15,000  Ahmanson Capital Trust I, 144A                            8.360%               12/01/26          Baa1     15,881,850
       1,465  Bank of New York Capital I, Series B                      7.970%               12/31/26            A1      1,558,353
       4,000  BT Capital Trust, Series B1                               7.900%                1/15/27            A2      4,227,204
       2,000  BT Institutional Capital Trust B, 144A                    7.750%               12/01/26            A2      2,114,600
         500  BT Preferred Capital Trust II                             7.875%                2/25/27            A2        531,049
       5,000  C.A. Preferred Fund Trust II                              7.000%               10/30/49            A1      5,184,770
      18,600  C.A. Preferred Funding Trust                              7.000%                1/30/49            A1     19,239,282
       5,050  First Hawaiian Capital Trust I, Series B                  8.343%                7/01/27            A-      5,439,390
       1,000  First Security Capital I                                  8.410%               12/15/26           Aa2      1,067,636
      17,095  First Union Capital Trust II, Series A                    7.950%               11/15/29            A1     21,755,285
      25,000  Mellon Capital Trust I, Series A                          7.720%               12/01/26            A2     26,487,125
       3,240  State Street Institutional Capital Trust, 144A            7.940%               12/30/26            A1      3,439,228
      19,800  UBS Preferred Funding Trust I                             8.622%               10/29/49           AA-     22,671,733
-----------------------------------------------------------------------------------------------------------------------------------
              Total Capital Markets                                                                                    129,597,505
-----------------------------------------------------------------------------------------------------------------------------------
              Commercial Banks - 30.5%

      19,000  AB Svensk Exportkredit, 144A                              6.375%               10/27/49           AA-     19,468,939
      37,250  Abbey National Capital Trust I                            8.963%                6/30/50            A2     50,831,238
       7,100  AgFirst Farm Credit Bank                                  7.300%               12/15/53           N/R      7,295,349
       6,500  Bank One Capital III                                      8.750%                9/01/30            A1      8,762,786
      21,000  BankBoston Capital Trust I, Series B                      8.250%               12/15/26           Aa3     22,373,631
       5,000  BanPonce Trust I, Series A                                8.327%                2/01/27          Baa1      5,305,050
      36,000  Barclays Bank plc, 144A                                   8.550%                6/15/49           Aa3     41,578,452
       2,000  Corestates Capital Trust I, 144A                          8.000%               12/15/26            A1      2,120,678
       3,700  DBS Capital Funding Corporation, 144A                     7.657%                3/15/49            A1      4,098,294
       1,500  First Empire Capital Trust I                              8.234%                2/01/27          Baa1      1,601,266
       1,500  First Midwest Bancorp Inc.                                6.950%               12/01/33          Baa2      1,665,264
      22,080  Fleet Capital Trust II                                    7.920%               12/11/26           Aa3     23,431,649
      44,010  HBOS Capital Funding LP, Notes                            6.850%                3/23/49            A1     44,753,065
       2,400  HSBC Capital Funding LP, 144A                             9.547%               12/31/49            A1      2,811,408
       6,250  HSBC Capital Funding LP, Debt                            10.176%                6/30/50            A1      9,575,875
      32,000  KBC Bank Fund Trust III, 144A                             9.860%                5/02/50            A2     37,037,056
       8,000  KeyCorp Capital III                                       7.750%                7/15/29            A3      9,705,008
       2,500  KeyCorp Institutional Capital Trust A                     7.826%               12/01/26            A3      2,647,423
      13,500  Lloyds TSB Bank plc, Subordinated Note                    6.900%               11/22/49           Aa2     13,724,869
      25,000  M&I Capital Trust A                                       7.650%               12/01/26            A2     26,428,500
      19,500  NB Capital Trust II                                       7.830%               12/15/26           Aa3     20,688,408
      14,000  Nordbanken AB, 144A                                       8.950%               11/29/49             A     15,810,032
       2,000  North Fork Capital Trust I, Capital Securities            8.700%               12/15/26            A3      2,138,326
       8,000  North Fork Capital Trust II                               8.000%               12/15/27            A3      8,657,160
       2,000  Peoples Heritage Capital Trust I, Series B                9.060%                2/01/27            A3      2,144,308
         290  PFCI Capital Corporation                                  7.750%                8/17/52            A-      7,828,264
      33,085  PNC Institutional Capital Securities, 144A                7.950%               12/15/26            A3     35,088,231
       2,000  Popular North American Capital Trust I                    6.564%                9/15/34          Baa1      2,063,752
      13,100  RBS Capital Trust B                                       6.800%               12/31/49            A1     13,301,989

       Portfolio of Investments December 31, 2005

   Principal
Amount (000)/
      Shares  Description(1)                                           Coupon                Maturity    Ratings(2)          Value
-----------------------------------------------------------------------------------------------------------------------------------
              Commercial Banks (continued)

$      8,000  Reliance Capital Trust I, Series B                        8.170%                5/01/28           N/R  $   8,726,152
         500  Republic New York Capital II, Capital Securities          7.530%               12/04/26            A1        527,384
      17,500  Royal Bank of Scotland Group plc                          9.118%                3/31/49            A1     20,065,885
       5,000  Sparebanken Rogaland, Notes, 144A                         6.443%                5/01/49          Baa1      5,038,150
       9,000  St. George Funding Company LLC, 144A                      8.485%               12/31/47          Baa1      9,816,822
       3,400  Swedbank ForeningsSparbanken AB, 144A                     9.000%                9/17/50            A2      3,905,393
       7,500  Union Planters Capital Trust A                            8.200%               12/15/26            A2      7,970,100
         240  Union Planters Preferred Fund, 144A                       7.750%                7/15/53            A2     26,955,000
      10,000  Zions Institutional Capital Trust, Series A               8.536%               12/15/26          Baa1     10,680,160
-----------------------------------------------------------------------------------------------------------------------------------
              Total Commercial Banks                                                                                   536,621,316
-----------------------------------------------------------------------------------------------------------------------------------
              Diversified Financial Services - 2.6%

       2,750  BNP Paribas Capital Trust                                 7.200%               12/31/49            A+      2,823,120
       1,000  BNP Paribas Capital Trust, 144A                           9.003%               12/29/49            A+      1,158,654
      18,800  Citigroup Capital X                                       6.100%                9/30/33           Aa2        458,532
       3,600  JPM Capital Trust I                                       7.540%                1/15/27            A1      3,802,666
      22,085  JPM Capital Trust II                                      7.950%                2/01/27            A1     23,534,902
      13,800  Old Mutual Capital Funding, Notes                         8.000%                6/22/53          Baa2     14,515,599
-----------------------------------------------------------------------------------------------------------------------------------
              Total Diversified Financial Services                                                                      46,293,473
-----------------------------------------------------------------------------------------------------------------------------------
              Diversified Telecommunication Services - 2.2%

      30,250  Centaur Funding Corporation, Series B, 144A               9.080%                4/21/20            A-     39,192,656
-----------------------------------------------------------------------------------------------------------------------------------
              Insurance - 10.8%

      14,280  Ace Capital Trust II                                      9.700%                4/01/30          Baa1     19,925,841
       2,000  Allstate Financing II                                     7.830%               12/01/45            A2      2,110,874
      28,000  American General Institutional Capital, 144A              8.125%                3/15/46           Aa3     36,455,272
       2,000  Mangrove Bay, Class 3, 144A                               6.102%                7/15/33          BBB+      1,991,328
       6,000  MIC Financing Trust I                                     8.375%                2/01/27            A+      6,149,106
      10,250  Prudential plc                                            6.500%                6/29/49             A     10,171,916
      10,000  RenaissanceRe Capital Trust                               8.540%                3/01/27          BBB+     10,418,350
      51,700  Sun Life Canada Capital Trust, Capital
               Securities, 144A                                         8.526%                5/06/47            A+     55,752,815
      43,000  Zurich Capital Trust I, 144A                              8.376%                6/01/37            A-     46,552,617
-----------------------------------------------------------------------------------------------------------------------------------
              Total Insurance                                                                                          189,528,119
-----------------------------------------------------------------------------------------------------------------------------------
              Oil, Gas & Consumable Fuels - 1.3%

       3,680  KN Capital Trust I, Preferred Securities                  8.560%                4/15/27          Baa3      3,943,035
      10,750  KN Capital Trust III                                      7.630%                4/15/28          Baa3     11,935,510
       7,355  Phillips 66 Capital Trust II                              8.000%                1/15/37            A3      7,829,846
-----------------------------------------------------------------------------------------------------------------------------------
              Total Oil, Gas & Consumable Fuels                                                                         23,708,391
-----------------------------------------------------------------------------------------------------------------------------------
              Thrifts & Mortgage Finance - 2.4%

       5,595  Countrywide Capital Trust I                               8.000%               12/15/26          BBB+      5,725,621
       8,460  Countrywide Capital Trust III, Series B                   8.050%                6/15/27          BBB+     10,198,259
      11,825  Dime Capital Trust I, Series A                            9.330%                5/06/27          Baa1     12,947,228
      13,000  Great Western Financial Trust II, Series A                8.206%                2/01/27          Baa1     13,885,820
-----------------------------------------------------------------------------------------------------------------------------------
              Total Thrifts & Mortgage Finance                                                                          42,756,928
-----------------------------------------------------------------------------------------------------------------------------------
              U.S. Agency - 0.2%

      64,434  Fannie Mae                                                5.100%                4/15/49           AA-      2,760,597
-----------------------------------------------------------------------------------------------------------------------------------
              Total Capital Preferred Securities (cost $974,714,545)                                                 1,010,458,985
              ---------------------------------------------------------------------------------------------------------------------

   Principal
Amount (000)  Description(1)                                           Coupon                Maturity                        Value
-----------------------------------------------------------------------------------------------------------------------------------
              Short-Term Investments - 2.1% (1.5% of Total Investments)

              Repurchase Agreement with State Street Bank,
                dated 12/30/05, repurchase price $37,813,726,
$     37,800    collateralized by $39,095,000 U.S. Treasury
                Bonds, 4.000%, due 11/15/12, valued at
                $38,557,444                                             3.250%                1/03/06               $   37,800,076
============-----------------------------------------------------------------------------------------------------------------------
              Total Short-Term Investments (cost $37,800,076)                                                           37,800,076
              ---------------------------------------------------------------------------------------------------------------------
              Total Investments (cost $2,477,619,478) - 143.8%                                                       2,538,352,882
              ---------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.5%                                                                      27,189,627
              ---------------------------------------------------------------------------------------------------------------------
              Preferred Shares, at Liquidation Value - (45.3)%                                                        (800,000,000)
              ---------------------------------------------------------------------------------------------------------------------
              Net Assets Applicable to Common Shares - 100%                                                         $1,765,542,509
              =====================================================================================================================

              Interest Rate Swaps outstanding at December 31, 2005

                                               Fixed Rate
                                                     Paid   Fixed Rate   Floating Rate   Floating Rate                   Unrealized
                                   Notional   by the Fund      Payment        Received         Payment  Termination    Appreciation
              Counterparty           Amount  (annualized)    Frequency   by the Fund(4)      Frequency         Date  (Depreciation)
              ---------------------------------------------------------------------------------------------------------------------
              Citigroup Inc.   $100,000,000         4.604%     Monthly          4.320%         Monthly    6/06/2006    $     9,764
              Citigroup Inc.    100,000,000         4.713%     Monthly          4.320%         Monthly   12/06/2006         45,860
              Citigroup Inc.    200,000,000         3.375%     Monthly          4.320%         Monthly   11/06/2007      4,954,070
              Citigroup Inc.    200,000,000         3.910%     Monthly          4.320%         Monthly   11/06/2009      5,944,972
              ---------------------------------------------------------------------------------------------------------------------
                                                                                                                       $10,954,666
              =====================================================================================================================

    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

    (3)   Security is eligible for the Dividends Received Deduction.

    (4)   Based on LIBOR (London Inter-Bank Offered Rate).

    N/R   Investment is not rated.

   144A Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  CBTCS   Corporate Backed Trust Certificates.

  CORTS   Corporate Backed Trust Securities.

  PCARS   Public Credit and Repackaged Securities.

  PPLUS   PreferredPlus Trust.

SATURNS   Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

Nuveen Quality Preferred Income Fund 3 (JHP)

       Portfolio of
              Investments December 31, 2005

      Shares  Description(1)                                           Coupon                           Ratings(2)           Value
-----------------------------------------------------------------------------------------------------------------------------------
              Convertible Preferred Securities - 1.3%
                (0.9% of Total Investments)

              Diversified Financial Services - 0.1%

       9,164  Citigroup Global Markets                                  2.000%                                 Aa1   $     449,128
-----------------------------------------------------------------------------------------------------------------------------------

              Food & Staples Retailing - 0.0%

       5,576  Albertson's, Inc.                                         7.250%                                BBB-         125,739
-----------------------------------------------------------------------------------------------------------------------------------

              Multi-Utilities - 1.1%

      62,052  Dominion Resources Inc.                                   8.750%                                Baa1       3,227,325
-----------------------------------------------------------------------------------------------------------------------------------

              Thrifts & Mortgage Finance - 0.1%

      20,100  PMI Group Inc.                                            5.875%                                  A1         495,465
-----------------------------------------------------------------------------------------------------------------------------------
              Total Convertible Preferred Securities (cost $3,965,204)                                                   4,297,657
              ---------------------------------------------------------------------------------------------------------------------

      Shares  Description(1)                                           Coupon                           Ratings(2)           Value
-----------------------------------------------------------------------------------------------------------------------------------
              $25 Par (or similar) Securities - 90.0%
                (61.1% of Total Investments)

              Automobiles - 0.1%

       8,000  DaimlerChrysler AG (CORTS)                                7.875%                                  A3         196,960
-----------------------------------------------------------------------------------------------------------------------------------

              Capital Markets - 8.0%

      32,000  Bear Stearns Capital Trust III                            7.800%                                  A2         814,400
      53,600  Compass Capital Trust III                                 7.350%                                  A3       1,357,152
      39,900  CSFB USA, Series 2002-10 (SATURNS)                        7.000%                                 Aa3       1,003,485
      23,100  First Union Capital II, Series II (CORTS)                 7.500%                                  A1         600,138
      11,300  First Union Institutional Capital II (CORTS)              8.200%                                  A1         305,213
       5,200  Goldman Sachs Group Inc., Series GSC-3 (PPLUS)            6.000%                                  A1         121,680
       1,200  Goldman Sachs Group Inc., Series GSG-1 (PPLUS)            6.000%                                 Aa3          28,404
       4,500  Goldman Sachs Group Incorporated (SATURNS)                5.750%                                 Aa3         100,890
     355,900  Lehman Brothers Holdings Capital Trust III, Series        6.375%                                  A2       8,929,531
       8,000  Lehman Brothers Holdings Capital Trust V, Series M        6.000%                                  A2         191,360
      22,000  Merrill Lynch Capital Trust II                            8.000%                                  A1         569,360
      36,300  Merrill Lynch Preferred Capital Trust                     7.750%                                  A1         929,280
       1,700  Merrill Lynch Preferred Capital Trust III                 7.000%                                  A1          43,554
      20,400  Merrill Lynch Preferred Capital Trust IV                  7.120%                                  A1         524,892
      81,100  Merrill Lynch Preferred Capital Trust V                   7.280%                                  A1       2,118,332
      41,400  Morgan Stanley (PPLUS)                                    7.050%                                 Aa3       1,057,770
      80,000  Morgan Stanley Capital Trust II                           7.250%                                  A1       2,037,600
     212,600  Morgan Stanley Capital Trust III                          6.250%                                  A1       5,185,314
      10,100  Morgan Stanley Capital Trust V                            5.750%                                  A+         229,674
      33,600  Washington Mutual Capital Trust I, Series
               2001-22, Class A-1 (CORTS)                               7.650%                                Baa1         848,400
-----------------------------------------------------------------------------------------------------------------------------------
              Total Capital Markets                                                                                     26,996,429
-----------------------------------------------------------------------------------------------------------------------------------
              Commercial Banks - 17.1%

      83,300  Abbey National plc, Series B                              7.250%                                  A1       2,115,820
      17,300  Abbey National plc, Series B                              7.375%                                   A         456,547
     105,898  ABN AMRO Capital Trust Fund VII                           6.080%                                   A       2,583,911
      38,000  ASBC Capital I                                            7.625%                                Baa1         973,560
      65,594  BAC Capital Trust I                                       7.000%                                 Aa3       1,663,464
      38,700  BAC Capital Trust II                                      7.000%                                 Aa3         985,302
      99,500  BAC Capital Trust III                                     7.000%                                 Aa3       2,538,245
       6,000  BAC Capital Trust IV                                      5.875%                                 Aa3         143,400
      65,600  BAC Capital Trust V                                       6.000%                                 Aa3       1,582,272
       8,900  BAC Capital Trust VIII                                    6.000%                                 Aa3         214,223
      34,800  Banco Santander                                           6.410%                                  A2         873,480
      37,300  Banco Totta & Acores Finance, Series A                    8.875%                                  A3         955,813

      Shares  Description(1)                                           Coupon                           Ratings(2)           Value
-----------------------------------------------------------------------------------------------------------------------------------
              Commercial Banks (continued)

       2,600  BancorpSouth Capital Trust I                              8.150%                                Baa2   $      66,144
     222,200  Banesto Holdings, Series A, 144A                         10.500%                                  A2       6,666,000
      33,200  Bank One Capital Trust VI                                 7.200%                                  A1         847,928
       4,800  BankNorth Capital Trust II                                8.000%                                  A3         123,744
      24,600  Chittenden Capital Trust I                                8.000%                                Baa1         631,482
      44,500  Cobank ABC, 144A, (3)                                     7.000%                                 N/R       2,301,585
      57,400  Comerica Capital Trust I                                  7.600%                                  A3       1,449,350
     164,700  Fleet Capital Trust VII                                   1.800%                                 Aa3       4,153,734
      35,316  Fleet Capital Trust VIII                                  7.200%                                 Aa3         897,733
     136,700  HSBC Finance Corporation                                  6.875%                                  A1       3,551,466
       5,000  HSBC Finance Corporation                                  6.000%                                  A1         121,800
       7,400  KeyCorp (PCARS)                                           7.500%                                  A3         187,960
       7,400  KeyCorp Capital Trust V                                   5.875%                                  A3         173,530
       7,200  KeyCorp, Series 2001-7 (CORTS)                            7.750%                                  A3         187,560
      13,000  KeyCorp, Series B (CORTS)                                 8.250%                                  A3         326,430
      22,900  National Commerce Capital Trust II                        7.700%                                  A1         583,950
      30,400  National Westminster Bank plc, Series A                   7.875%                                 Aa2         772,464
      16,500  National Westminster Bank plc, Series B                   7.875%                                 Aa3         420,090
      21,400  PNC Capital Trust                                         6.125%                                  A3         516,382
      40,000  Royal Bank of Scotland Group plc, Series M                6.400%                                  A1       1,016,800
     104,465  Royal Bank of Scotland Group plc, Series N                6.350%                                  A1       2,625,205
      17,000  SunTrust Capital Trust IV                                 7.125%                                  A1         429,590
      25,500  SunTrust Capital Trust V                                  7.050%                                  A1         645,405
     110,300  USB Capital Trust III                                     7.750%                                 Aa3       2,810,444
     102,000  USB Capital Trust IV                                      7.350%                                 Aa3       2,604,060
      59,000  USB Capital Trust V                                       7.250%                                 Aa3       1,495,650
      16,100  USB Capital Trust VII                                     5.875%                                 Aa3         375,452
      19,000  VNB Capital Trust I                                       7.750%                                Baa1         484,120
      16,000  Wells Fargo Capital Trust IX                              5.625%                                 Aa2         366,080
      51,000  Wells Fargo Capital Trust V                               7.000%                                 Aa2       1,289,280
      12,600  Wells Fargo Capital Trust VI                              6.950%                                 Aa2         318,276
      87,900  Wells Fargo Capital Trust VII                             5.850%                                 Aa2       2,112,237
      80,800  Zions Capital Trust B                                     8.000%                                Baa1       2,105,648
-----------------------------------------------------------------------------------------------------------------------------------
              Total Commercial Banks                                                                                    57,743,616
-----------------------------------------------------------------------------------------------------------------------------------
              Computers & Peripherals - 0.0%

   1,200      IBM Inc., Trust Certificates, Series 2001-2               7.100%                                  A+          30,420
-----------------------------------------------------------------------------------------------------------------------------------
              Consumer Finance - 3.3%

      14,600  Household Capital Trust VI                                8.250%                                  A2         370,840
     101,300  Household Capital Trust VII                               7.500%                                  A2       2,587,202
     120,000  HSBC Finance Corporation                                  6.360%                                  A3       3,066,000
      95,300  SLM Corporation, Series A, (3)                            6.970%                                BBB+       5,048,994
-----------------------------------------------------------------------------------------------------------------------------------
              Total Consumer Finance                                                                                    11,073,036
-----------------------------------------------------------------------------------------------------------------------------------
              Diversified Financial Services - 9.4%

      10,000  BBVA Preferred Capital Ltd., Series B                     7.750%                                  A1         252,250
      37,000  CIT Group Inc., Series A, (3)                             6.350%                                BBB+         956,450
      43,800  CIT Group Incorporated (CORTS)                            7.750%                                  A3       1,181,724
       7,200  Citigroup Capital Trust IX                                6.000%                                 Aa2         174,384
      28,600  Citigroup Capital Trust VII                               7.125%                                 Aa2         725,582
      55,900  Citigroup Capital Trust VIII                              6.950%                                 Aa2       1,409,798
      17,800  Citigroup Capital Trust XI                                6.000%                                 Aa2         434,498
      16,549  Citigroup Inc., Series F,(3)                              6.365%                                 Aa3         852,274
      68,500  Citigroup Inc., Series H,(3)                              6.231%                                 Aa3       3,589,400
      50,901  Citigroup Inc., Series M,(3)                              5.864%                                 Aa3       2,603,586
     142,900  ING Group N.V.                                            7.050%                                   A       3,656,811
     504,300  ING Group N.V.                                            7.200%                                   A      12,945,381
      42,600  JPMorgan Chase Capital Trust X                            7.000%                                  A1       1,083,318
      43,800  JPMorgan Chase Capital Trust XVI                          6.350%                                  A1       1,095,876

       Portfolio of Investments December 31, 2005

      Shares  Description(1)                                           Coupon                           Ratings(2)           Value
-----------------------------------------------------------------------------------------------------------------------------------
              Diversified Financial Services (continued)

      25,800  JPMorgan Chase Trust, Series 2002-6, Class A
                (SATURNS)                                               7.125%                                  A1   $     665,640
-----------------------------------------------------------------------------------------------------------------------------------
              Total Diversified Financial Services                                                                      31,626,972
-----------------------------------------------------------------------------------------------------------------------------------
              Diversified Telecommunication Services - 0.5%

       4,900  BellSouth Corporation, Series 2001-3 (SATURNS)            7.125%                                   A         122,647
       7,200  BellSouth Corporation, Series BLS (CORTS)                 7.000%                                   A         184,356
      13,600  BellSouth Inc. (CORTS)                                    7.000%                                   A         351,424
      25,600  Verizon Communications (CORTS)                            7.625%                                  A+         654,336
      15,900  Verizon New England Inc., Series B                        7.000%                                  A3         405,450
-----------------------------------------------------------------------------------------------------------------------------------
              Total Diversified Telecommunication Services                                                               1,718,213
-----------------------------------------------------------------------------------------------------------------------------------
              Electric Utilities - 2.6%

      53,500  Entergy Louisiana Inc.                                    7.600%                                  A-       1,358,365
     203,447  Entergy Mississippi Inc.                                  7.250%                                  A-       5,273,346
      13,100  Georgia Power Company                                     5.700%                                 AAA         319,509
      12,000  National Rural Utilities Cooperative Finance
              Corporation                                               7.600%                                  A3         302,640
       5,300  National Rural Utilities Cooperative Finance
              Corporation                                               7.400%                                  A3         135,680
      27,718  National Rural Utilities Cooperative Finance
              Corporation                                               5.950%                                  A3         654,145
      18,300  Tennessee Valley Authority, Series D                      6.750%                                 AAA         439,200
       8,900  Virginia Power Capital Trust                              7.375%                                Baa1         228,018
-----------------------------------------------------------------------------------------------------------------------------------
              Total Electric Utilities                                                                                   8,710,903
-----------------------------------------------------------------------------------------------------------------------------------
              Food Products - 0.7%

      23,500  Dairy Farmers of America Inc., 144A, (3)                  7.875%                                BBB-       2,360,281
-----------------------------------------------------------------------------------------------------------------------------------
              Gas Utilities - 0.2%

      32,900  AGL Capital Trust II                                      8.000%                                 BBB         837,305
-----------------------------------------------------------------------------------------------------------------------------------
              Health Care Providers & Services - 0.1%

      12,500  Aetna Inc.                                                8.500%                                BBB+         318,500
-----------------------------------------------------------------------------------------------------------------------------------
              Insurance - 20.4%

     133,000  Ace Ltd., Series C                                        7.800%                                Baa2       3,471,300
     406,738  Aegon N.V.                                                6.375%                                  A-      10,274,202
      33,000  Aegon N.V.                                                6.500%                                  A-         821,040
      32,300  AMBAC Financial Group Inc.                                5.950%                                  AA         775,200
      95,400  AMBAC Financial Group Inc.                                5.875%                                  AA       2,281,014
     136,300  Delphi Financial Group, Inc.                              8.000%                                 BBB       3,556,067
     102,600  EverestRe Capital Trust II                                6.200%                                Baa1       2,272,590
     305,571  EverestRe Group Limited                                   7.850%                                Baa1       7,785,949
     151,100  Financial Security Assurance Holdings                     6.250%                                  AA       3,825,852
      69,200  Hartford Capital Trust III, Series C                      7.450%                                Baa1       1,748,684
     106,900  Lincoln National Capital Trust V, Series E                7.650%                                Baa1       2,716,329
      25,400  MetLife Inc.                                              5.875%                                   A         610,108
     193,700  MetLife Inc., Series B, (3)                               6.500%                                Baa1       5,020,704
      64,600  PartnerRe Limited                                         7.900%                                  A3       1,647,300
     143,800  PartnerRe Limited, Series C                               6.750%                                BBB+       3,475,646
       3,000  PartnerRe Limited, Series D                               6.500%                                BBB+          70,290
      56,800  PLC Capital Trust III                                     7.500%                                BBB+       1,446,128
      15,500  PLC Capital Trust IV                                      7.250%                                BBB+         394,940
       4,500  PLC Capital Trust V                                       6.125%                                BBB+         107,055
      52,544  Prudential plc                                            6.750%                                   A       1,354,059
      41,500  RenaissanceRe Holdings Ltd., Series A                     8.100%                                BBB+       1,049,120
     133,800  RenaissanceRe Holdings Ltd., Series B                     7.300%                                 BBB       3,379,788
      15,000  Safeco Capital Trust I (CORTS)                            8.700%                                Baa2         420,300
      11,000  Safeco Capital Trust I, Series 2001-4 (CORTS)             8.750%                                Baa2         287,155
      32,600  Safeco Corporation, Series 2001-7 (SATURNS)               8.250%                                Baa2         841,243
       2,500  Saint Paul Capital Trust I                                7.600%                                Baa1          64,125
      32,600  W.R. Berkley Capital Trust, Series 2002-1 (CBTCS)         8.125%                                BBB-         331,216

      Shares  Description(1)                                           Coupon                           Ratings(2)           Value
-----------------------------------------------------------------------------------------------------------------------------------
              Insurance (continued)

       7,000  W.R. Berkley Corporation                                  6.750%                                BBB-   $     175,000
      61,800  XL Capital Ltd, Series A                                  8.000%                                Baa1       1,572,192
     289,400  XL Capital Ltd, Series B                                  7.625%                                Baa1       7,379,700
-----------------------------------------------------------------------------------------------------------------------------------
              Total Insurance                                                                                           69,154,296
-----------------------------------------------------------------------------------------------------------------------------------
              Media - 0.0%

       1,900  The Walt Disney Company                                   7.000%                                  A-          48,450
-----------------------------------------------------------------------------------------------------------------------------------
              Multi-Utilities - 0.3%

      17,900  Dominion CNG Capital Trust I                              7.800%                                Baa1         456,808
      24,500  Energy East Capital Trust I                               8.250%                                BBB-         628,670
-----------------------------------------------------------------------------------------------------------------------------------
              Total Multi-Utilities                                                                                      1,085,478
-----------------------------------------------------------------------------------------------------------------------------------
              Oil, Gas & Consumable Fuels - 1.8%

     195,200  Nexen, Inc.                                               7.350%                                Baa3       5,040,064
      34,700  TransCanada Pipeline                                      8.250%                                  A3         895,607
-----------------------------------------------------------------------------------------------------------------------------------
              Total Oil, Gas & Consumable Fuels                                                                          5,935,671
-----------------------------------------------------------------------------------------------------------------------------------
              Pharmaceuticals - 0.1%

      10,400  Bristol-Myers Squibb Company (CORTS)                      6.250%                                  A+         266,240
       3,500  Bristol-Myers Squibb Company Trust (CORTS)                6.800%                                  A+          89,705
-----------------------------------------------------------------------------------------------------------------------------------
              Total Pharmaceuticals                                                                                        355,945
-----------------------------------------------------------------------------------------------------------------------------------
              Real Estate - 19.3%

      10,700  AvalonBay Communities, Inc., Series H                     8.700%                                 BBB        292,110
     135,900  BRE Properties, Series C                                  6.750%                                BBB-       3,359,448
       8,029  BRE Properties, Series D                                  6.750%                                Baa3         196,711
     182,209  CarrAmerica Realty Corporation, Series E                  7.500%                                BBB-       4,600,777
      26,700  Developers Diversified Realty Corporation,
               Series F                                                 8.600%                                BBB-         685,656
     171,200  Developers Diversified Realty Corporation,
               Series G                                                 8.000%                                BBB-       4,391,280
      32,000  Developers Diversified Realty Corporation,
               Series H                                                 7.375%                                BBB-         796,800
     112,900  Duke Realty Corporation, Series L                         6.600%                                Baa2       2,734,438
      60,644  Equity Office Properties Trust, Series G                  7.750%                                BBB-       1,543,996
      18,500  Equity Residential Properties Trust, Series C             9.125%                                 BBB         469,530
      20,800  Equity Residential Properties Trust, Series D             8.600%                                 BBB         531,232
      56,200  Federal Realty Investment Trust                           8.500%                                BBB-       1,448,274
       5,100  First Industrial Realty Trust, Inc., Series C             8.625%                                BBB-         131,019
     131,900  HRPT Properties Trust, Series A                           9.875%                                BBB-       3,354,217
     246,707  HRPT Properties Trust, Series B                           8.750%                                BBB-       6,389,711
      21,000  New Plan Excel Realty Trust, Series D                     7.800%                                BBB-       1,078,875
      36,100  New Plan Excel Realty Trust, Series E                     7.625%                                BBB-         907,915
      20,000  Prologis Trust, Series G                                  6.750%                                BBB         494,000
     136,000  PS Business Parks, Inc.                                   7.000%                                BBB-       3,291,200
      36,900  PS Business Parks, Inc., Series D                         9.500%                                BBB-         936,153
       8,300  PS Business Parks, Inc., Series F                         8.750%                                BBB-         211,069
     120,000  PS Business Parks, Inc., Series L                         7.600%                                BBB-       3,042,000
       3,000  Public Storage, Inc.                                      7.125%                                BBB+          76,350
      16,100  Public Storage, Inc., Series F                            6.450%                                BBB+         371,910
      40,900  Public Storage, Inc., Series Q                            8.600%                                BBB+       1,023,318
     133,833  Public Storage, Inc., Series R                            8.000%                                BBB+       3,387,313
      20,800  Public Storage, Inc., Series S                            7.875%                                BBB+         527,696
      26,900  Public Storage, Inc., Series T                            7.625%                                BBB+         682,184
      11,000  Public Storage, Inc., Series U                            7.625%                                BBB+         278,410
      17,000  Public Storage, Inc., Series V                            7.500%                                BBB+         438,770
       3,000  Public Storage, Inc., Series X                            6.450%                                BBB+          69,540
       2,700  Realty Income Corporation                                 7.375%                                BBB-          69,255
      12,600  Regency Centers Corporation                               7.450%                                BBB-         318,150
      84,500  Regency Centers Corporation                               7.250%                                BBB-       2,122,640
      25,900  Regency Centers Corporation                               6.700%                                BBB-         634,550

       Portfolio of Investments December 31, 2005

      Shares  Description(1)                                           Coupon                           Ratings(2)           Value
-----------------------------------------------------------------------------------------------------------------------------------
              Real Estate (continued)

       7,500  Simon Property Group, Inc., Series F                      8.750%                                Baa2   $     190,875
      68,600  Simon Property Group, Inc., Series G                      7.890%                                 BBB       3,532,900
      39,500  United Dominion Realty Trust                              8.600%                                BBB-       1,015,940
      61,800  Vornado Realty Trust, Series G                            6.625%                                BBB-       1,441,176
       4,500  Vornado Realty Trust, Series I                            6.625%                                BBB-         104,490
     252,700  Wachovia Preferred Funding Corporation                    7.250%                                  A2       7,060,438
      39,600  Weingarten Realty Trust, Series E                         6.950%                                  A-       1,011,780
-----------------------------------------------------------------------------------------------------------------------------------
              Total Real Estate                                                                                         65,244,096
-----------------------------------------------------------------------------------------------------------------------------------
              Specialty Retail - 0.2%

      20,900  Sherwin Williams Company, Series III (CORTS)              7.250%                                  A+         543,818
-----------------------------------------------------------------------------------------------------------------------------------
              Thrifts & Mortgage Finance - 1.9%

      18,100  Countrywide Capital Trust II, Series II (CORTS)           8.000%                                BBB+         461,550
     241,430  Countrywide Capital Trust IV                              6.750%                                BBB+       6,091,279
-----------------------------------------------------------------------------------------------------------------------------------
              Total Thrifts & Mortgage Finance                                                                           6,552,829
-----------------------------------------------------------------------------------------------------------------------------------
              U.S. Agency - 1.9%

      43,800  Fannie Mae, (3)                                           6.129%                                 AA-       2,197,227
       7,000  Federal Home Loan Mortgage Corporation                    5.300%                                 AA-         311,719
       9,000  Federal Home Loan Mortgage Corporation                    5.810%                                 Aa3         427,500
      20,800  Federal Home Loan Mortgage Corporation, (3)               5.000%                                 AA-         902,720
      20,900  Federal Home Loan Mortgage Corporation, (3)               6.000%                                 AA-       1,013,650
       9,000  Federal Home Loan Mortgage Corporation, (3)               6.140%                                 Aa3         448,200
       5,000  Federal Home Loan Mortgage Corporation, (3)               5.100%                                 AA-         214,063
      19,900  Federal Home Loan Mortgage Corporation, (3)               5.100%                                 AA-         855,700
-----------------------------------------------------------------------------------------------------------------------------------
              Total U.S. Agency                                                                                          6,370,779
-----------------------------------------------------------------------------------------------------------------------------------
              Wireless Telecommunication Services - 2.1%

     116,901  Telephone and Data Systems Inc.                           7.600%                                  A-       2,930,705
     157,500  United States Cellular Corporation                        8.750%                                  A-       4,128,075
       5,300  United States Cellular Corporation                        7.500%                                  A-         133,560
-----------------------------------------------------------------------------------------------------------------------------------
              Total Wireless Telecommunication Services                                                                  7,192,340
-----------------------------------------------------------------------------------------------------------------------------------
              Total $25 Par (or similar) Securities
               (cost $305,287,314)                                                                                     304,096,337
              ---------------------------------------------------------------------------------------------------------------------

   Principal
Amount (000)  Description(1)                                           Coupon          Maturity         Ratings(2)           Value
-----------------------------------------------------------------------------------------------------------------------------------
              Corporate Bonds - 0.6% (0.4% of Total Investments)

              Household Durables - 0.4%

$      1,400  Stanley Works Capital Trust I, 144A                       5.902%         12/01/45               Baa1       1,393,515
-----------------------------------------------------------------------------------------------------------------------------------
              Insurance - 0.2%

         700  AIG Capital Trust I, 144A                                 5.900%         12/21/65                  A         703,498
-----------------------------------------------------------------------------------------------------------------------------------
       2,100  Total Corporate Bonds (cost $2,084,166)                                                                    2,097,013
-----------------------------------------------------------------------------------------------------------------------------------

   Principal
Amount (000)/
      Shares  Description(1)                                           Coupon          Maturity         Ratings(2)           Value
-----------------------------------------------------------------------------------------------------------------------------------
              Capital Preferred Securities - 53.2%
               (36.1% of Total Investments)

              Capital Markets - 7.4%

       5,000  Ahmanson Capital Trust I, 144A                            8.360%         12/01/26               Baa1       5,293,950
       1,000  Bank of New York Capital I, Series B                      7.970%         12/31/26                 A1       1,063,722
       1,000  BT Capital Trust, Series B1                               7.900%          1/15/27                 A2       1,056,801
       1,000  BT Institutional Capital Trust B, 144A                    7.750%         12/01/26                 A2       1,057,300

   Principal
Amount (000)/
      Shares  Description(1)                                           Coupon          Maturity         Ratings(2)           Value
-----------------------------------------------------------------------------------------------------------------------------------
              Capital Markets (continued)

         500  BT Preferred Capital Trust II                             7.875%          2/25/27                 A2   $     531,049
         250  C.A. Preferred Fund Trust II                              7.000%         10/30/49                 A1         259,239
       3,750  C.A. Preferred Funding Trust                              7.000%          1/30/49                 A1       3,878,888
       1,000  First Hawaiian Capital Trust I, Series B                  8.343%          7/01/27                 A-       1,077,107
       8,485  First Union Capital Trust II, Series A                    7.950%         11/15/29                 A1      10,798,104
-----------------------------------------------------------------------------------------------------------------------------------
              Total Capital Markets                                                                                     25,016,160
-----------------------------------------------------------------------------------------------------------------------------------
              Commercial Banks - 22.7%

       2,000  AB Svensk Exportkredit, 144A                              6.375%         10/27/49                AA-       2,049,362
       1,000  Abbey National Capital Trust I                            8.963%          6/30/50                 A2       1,364,597
       1,900  AgFirst Farm Credit Bank                                  7.300%         12/15/53                N/R       1,952,277
       1,000  BankAmerica Capital II, Series 2                          8.000%         12/15/26                Aa3       1,062,330
       1,500  BankBoston Capital Trust II, Series B                     7.750%         12/15/26                Aa3       1,589,753
       1,000  BanPonce Trust I, Series A                                8.327%          2/01/27               Baa1       1,061,010
       6,200  Barclays Bank plc, 144A                                   8.550%          6/15/49                Aa3       7,160,733
         900  DBS Capital Funding Corporation, 144A                     7.657%          3/15/49                 A1         996,882
       1,000  First Chicago NBD Institutional Capital, 144A             7.950%         12/01/26                 A1       1,058,388
       1,000  First Empire Capital Trust I                              8.234%          2/01/27               Baa1       1,067,511
         500  First Midwest Bancorp Inc.                                6.950%         12/01/33               Baa2         555,088
       9,100  HBOS Capital Funding LP, Notes                            6.850%          3/23/49                 A1       9,253,644
       1,430  HSBC USA Capital Trust II, 144A                           8.380%          5/15/27                 A-       1,540,377
       2,500  KBC Bank Fund Trust III, 144A                             9.860%          5/02/50                 A2       2,893,520
       1,000  KeyCorp Capital II                                        6.875%          3/17/29                 A3       1,105,898
       2,500  Lloyds TSB Bank plc, Subordinated Note                    6.900%         11/22/49                Aa2       2,541,642
       4,000  North Fork Capital Trust I, Capital Securities            8.700%         12/15/26                 A3       4,276,652
       1,500  North Fork Capital Trust II                               8.000%         12/15/27                 A3       1,623,218
       3,150  Peoples Heritage Capital Trust I, Series B                9.060%          2/01/27                 A3       3,377,285
       5,000  PNC Institutional Capital Trust B, 144A                   8.315%          5/15/27                 A3       5,375,705
       1,000  Popular North American Capital Trust I                    6.564%          9/15/34               Baa1       1,031,876
       4,500  RBS Capital Trust B                                       6.800%         12/31/49                 A1       4,569,386
       2,500  St. George Funding Company LLC, 144A                      8.485%         12/31/47               Baa1       2,726,895
         655  Swedbank ForeningsSparbanken AB, 144A                     9.000%          9/17/50                 A2         752,362
       4,600  Union Planters Capital Trust A                            8.200%         12/15/26                 A2       4,888,328
          70  Union Planters Preferred Fund, 144A                       7.750%          7/15/53                 A2       7,861,875
       3,000  Zions Institutional Capital Trust, Series A               8.536%         12/15/26               Baa1       3,204,048
-----------------------------------------------------------------------------------------------------------------------------------
              Total Commercial Banks                                                                                    76,940,642
-----------------------------------------------------------------------------------------------------------------------------------
              Diversified Financial Services - 4.1%

       1,000  BNP Paribas Capital Trust                                 7.200%         12/31/49                 A+       1,026,589
       1,000  Chase Capital Trust I, Series A                           7.670%         12/01/26                 A1       1,056,966
      10,300  Citigroup Capital X                                       6.100%          9/30/33                Aa2         251,217
       9,000  JPM Capital Trust I                                       7.540%          1/15/27                 A1       9,506,664
       1,800  Old Mutual Capital Funding, Notes                         8.000%          6/22/53               Baa2       1,893,339
-----------------------------------------------------------------------------------------------------------------------------------
              Total Diversified Financial Services                                                                      13,734,775
-----------------------------------------------------------------------------------------------------------------------------------
              Diversified Telecommunication Services - 2.0%

       5,260  Centaur Funding Corporation, Series B, 144A               9.080%          4/21/20                 A-       6,814,988
-----------------------------------------------------------------------------------------------------------------------------------
              Insurance - 12.8%

       3,450  Ace Capital Trust II                                      9.700%          4/01/30               Baa1       4,814,016
         500  Allstate Financing II                                     7.830%         12/01/45                 A2         527,719
         750  Mangrove Bay, Class 3, 144A                               6.102%          7/15/33               BBB+         746,748
      10,000  MIC Financing Trust I                                     8.375%          2/01/27                 A+      10,248,510
       1,500  Prudential plc                                            6.500%          6/29/49                  A       1,488,573
       3,000  RenaissanceRe Capital Trust                               8.540%          3/01/27               BBB+       3,125,505
      10,000  Sun Life Canada Capital Trust, Capital
               Securities, 144A                                         8.526%          5/06/47                 A+      10,783,910
      10,500  Zurich Capital Trust I, 144A                              8.376%          6/01/37                 A-      11,367,500
-----------------------------------------------------------------------------------------------------------------------------------
              Total Insurance                                                                                           43,102,481
-----------------------------------------------------------------------------------------------------------------------------------

       Portfolio of Investments December 31, 2005

   Principal
Amount (000)/
      Shares  Description (1)                                          Coupon          Maturity         Ratings(2)           Value
-----------------------------------------------------------------------------------------------------------------------------------
              Oil, Gas & Consumable Fuels - 2.4%

       3,000  KN Capital Trust III                                      7.630%          4/15/28               Baa3   $   3,330,840
       4,500  Phillips 66 Capital Trust II                              8.000%          1/15/37                 A3       4,790,525
-----------------------------------------------------------------------------------------------------------------------------------
              Total Oil, Gas & Consumable Fuels                                                                          8,121,365
-----------------------------------------------------------------------------------------------------------------------------------
              Thrifts & Mortgage Finance - 1.7%

       1,000  Countrywide Capital Trust I                               8.000%         12/15/26               BBB+       1,023,346
       4,225  Dime Capital Trust I, Series A                            9.330%          5/06/27               Baa1       4,625,965
-----------------------------------------------------------------------------------------------------------------------------------
              Total Thrifts & Mortgage Finance                                                                           5,649,311
-----------------------------------------------------------------------------------------------------------------------------------
              U.S. Agency - 0.1%

       6,700  Fannie Mae                                                5.100%          4/15/49                AA-         287,053
-----------------------------------------------------------------------------------------------------------------------------------
              Total Capital Preferred Securities
               (cost $177,335,449)                                                                                     179,666,775
              ---------------------------------------------------------------------------------------------------------------------


   Principal
Amount (000)  Description (1)                                          Coupon          Maturity                              Value
-----------------------------------------------------------------------------------------------------------------------------------
              Short-Term Investments - 2.2%
               (1.5% of Total Investments)

              Repurchase Agreement with State Street Bank,
               dated 12/30/05, repurchase price $7,475,919,
               collateralized by $7,730,000 U.S. Treasury Bonds,
               4.000%, due 11/15/12,
$      7,473  valued at $7,623,713                                      3.250%          1/03/06                          7,473,220
============-----------------------------------------------------------------------------------------------------------------------
              Total Short-Term Investments (cost $7,473,220)                                                             7,473,220
              ---------------------------------------------------------------------------------------------------------------------
              Total Investments (cost $496,145,353) - 147.3%                                                           497,631,002
              ---------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.8%                                                                       6,226,662
              ---------------------------------------------------------------------------------------------------------------------
              Preferred Shares, at Liquidation Value - (49.1)%                                                        (166,000,000)
              ---------------------------------------------------------------------------------------------------------------------
              Net Assets Applicable to Common Shares - 100%                                                          $ 337,857,664
              =====================================================================================================================

              Interest Rate Swap Contracts Outstanding at December 31, 2005:

                                             Fixed Rate
                                                   Paid  Fixed Rate   Floating Rate   Floating Rate                     Unrealized
                                 Notional   by the Fund     Payment        Received         Payment    Termination    Appreciation
              Counterparty         Amount  (annualized)   Frequency   by the Fund(4)      Frequency           Date  (Depreciation)
              ---------------------------------------------------------------------------------------------------------------------
              Citigroup Inc.  $42,000,000        2.413%     Monthly          4.320%         Monthly      3/06/2006    $    203,839
              Citigroup Inc.   42,000,000        3.255%     Monthly          4.320%         Monthly      3/06/2008       1,322,173
              Citigroup Inc.   42,000,000        3.815%     Monthly          4.320%         Monthly      3/06/2010       1,506,796
              ---------------------------------------------------------------------------------------------------------------------
                                                                                                                      $  3,032,808
              =====================================================================================================================

    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

    (3)   Security is eligible for the Dividends Received Deduction.

    (4)   Based on LIBOR (London Inter-Bank Offered Rate).

    N/R   Investment is not rated.

   144A Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  CBTCS   Corporate Backed Trust Certificates.

  CORTS   Corporate Backed Trust Securities.

  PCARS   Public Credit and Repackaged Securities.

  PPLUS   PreferredPlus Trust.

SATURNS   Structured Asset Trust Unit Repackaging.

                                 See accompanying notes to financial statements.

                                                      Statement of
                          Assets and Liabilities December 31, 2005

                                                                     Quality            Quality            Quality
                                                                   Preferred          Preferred          Preferred
                                                                      Income           Income 2           Income 3
                                                                       (JTP)              (JPS)              (JHP)
------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $1,318,535,020, $2,477,619,478
    and $496,145,353, respectively)                          $ 1,342,619,630    $ 2,538,352,882    $   497,631,002
Unrealized appreciation on interest rate swaps                     3,011,102         10,954,666          3,032,808
Receivables:
    Dividends                                                      2,447,827          3,593,038            824,521
    Interest                                                       8,532,353         12,466,203          2,417,872
    Investments sold                                               1,043,564          2,169,024            399,407
    Reclaims                                                              --             40,864              7,211
Other assets                                                          74,448            137,423             14,469
------------------------------------------------------------------------------------------------------------------
        Total assets                                           1,357,728,924      2,567,714,100        504,327,290
------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                    944,577             80,213             32,386
Accrued expenses:
    Management fees                                                  627,585          1,131,305            243,511
    Other                                                            356,508            626,382            123,678
FundPreferred share dividends payable                                202,530            333,691             70,051
------------------------------------------------------------------------------------------------------------------
        Total liabilities                                          2,131,200          2,171,591            469,626
------------------------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                       440,000,000        800,000,000        166,000,000
------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                       $   915,597,724    $ 1,765,542,509    $   337,857,664
==================================================================================================================
Common shares outstanding                                         64,462,104        119,541,842         23,642,721
==================================================================================================================
Net asset value per Common share outstanding
 (net assets applicable to Common shares, divided
   by Common shares outstanding)                             $         14.20    $         14.77    $         14.29
==================================================================================================================

Net assets applicable to Common shares consist of:
------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                      $       644,621    $     1,195,418    $       236,427
Paid-in surplus                                                  911,539,984      1,693,035,834        334,356,632
Undistributed (Over-distribution of) net investment income         8,725,182         12,953,839          1,949,002
Accumulated net realized gain (loss) from investments
  and derivative transactions                                    (32,407,775)       (13,330,652)        (3,202,854)
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                     27,095,712         71,688,070          4,518,457
------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                       $   915,597,724    $ 1,765,542,509    $   337,857,664
==================================================================================================================
 Authorized shares:
    Common                                                         Unlimited          Unlimited          Unlimited
    FundPreferred shares                                           Unlimited          Unlimited          Unlimited
==================================================================================================================

                                 See accompanying notes to financial statements.

                                                                   Statement of
                                       Operations Year Ended December 31, 2005

                                                                     Quality            Quality            Quality
                                                                   Preferred          Preferred          Preferred
                                                                      Income           Income 2           Income 3
                                                                       (JTP)              (JPS)              (JHP)
------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $8,366,
    $11,731 and $4,093, respectively)                        $    50,776,468    $   101,881,541    $    21,190,442
Interest                                                          42,452,437         75,760,522         13,702,264
------------------------------------------------------------------------------------------------------------------
Total investment income                                           93,228,905        177,642,063         34,892,706
------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                   11,946,853         22,017,335          4,576,378
FundPreferred shares - auction fees                                1,091,225          1,986,947            410,083
FundPreferred shares - dividend disbursing agent fees                 26,082             38,501             13,462
Shareholders' servicing agent fees and expenses                       11,499             13,868              2,743
Custodian's fees and expenses                                        314,871            566,887            130,776
Trustees' fees and expenses                                           26,237             50,116              9,830
Professional fees                                                     64,571            102,260             26,725
Shareholders' reports - printing and mailing expenses                226,225            432,052             80,787
Stock exchange listing fees                                           25,069             46,238             10,463
Investor relations expense                                           203,091            327,484             72,873
Other expenses                                                        41,529             67,882             26,699
------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
  expense reimbursement                                           13,977,252         25,649,570          5,360,819
    Custodian fee credit                                                (706)            (1,575)              (256)
    Expense reimbursement                                         (4,404,201)        (8,403,718)        (1,645,255)
------------------------------------------------------------------------------------------------------------------
Net expenses                                                       9,572,345         17,244,277          3,715,308
------------------------------------------------------------------------------------------------------------------
Net investment income                                             83,656,560        160,397,786         31,177,398
------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
    Investments                                                   10,256,942         29,542,155          2,801,561
    Futures                                                               --            626,810                 --
    Interest rate swaps                                           (1,997,325)        (1,219,301)           (22,484)
Change in net unrealized appreciation (depreciation) of:
    Investments                                                  (58,087,700)      (120,450,106)       (21,236,219)
    Futures                                                               --            313,500                 --
    Interest rate swaps                                            6,484,892          9,852,715          2,007,568
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                          (43,343,191)       (81,334,227)       (16,449,574)
------------------------------------------------------------------------------------------------------------------
Distributions to FundPreferred Shareholders
From net investment income                                       (13,746,475)       (21,967,419)        (4,959,898)
From accumulated net realized gains                                       --         (2,969,505)          (324,959)
------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
    distributions to FundPreferred shareholders                  (13,746,475)       (24,936,924)        (5,284,857)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
  Common shares from operations                              $    26,566,894    $    54,126,635    $     9,442,967
==================================================================================================================

                                 See accompanying notes to financial statements.


                                                                Statement of
                                                           Changes in Net Assets

                                                                       Quality Preferred Income (JTP)
                                                            -----------------------------------------------------

                                                                                   Five Months
                                                                 Year Ended              Ended         Year Ended
                                                                   12/31/05           12/31/04            7/31/04
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                       $    83,656,560    $    38,406,778    $    88,172,724
Net realized gain (loss) from:
    Investments                                                  10,256,942           (789,063)         6,457,519
    Futures                                                              --                 --                 --
    Interest rate swaps                                          (1,997,325)        (2,754,561)        (8,829,243)
Change in net unrealized appreciation (depreciation) of:
    Investments                                                 (58,087,700)        34,446,726         15,444,743
    Futures                                                              --                 --                 --
    Interest rate swaps                                           6,484,892           (130,099)         3,409,919
Distributions to FundPreferred shareholders:
    From net investment income                                  (13,746,475)        (3,338,840)        (5,266,011)
    From accumulated net realized gains                                  --                 --                 --
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares
    from operations                                              26,566,894         65,840,941         99,389,651
-----------------------------------------------------------------------------------------------------------------
Distributions to Common Shareholders
From net investment income                                      (72,552,099)       (32,291,619)       (80,656,204)
From accumulated net realized gains                                      --                 --                 --
-----------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
    Common shares from distributions
    to Common shareholders                                      (72,552,099)       (32,291,619)       (80,656,204)
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions
Common shares:
    Offering costs adjustments                                           --                 --             (2,071)
    Net proceeds from shares issued to
    shareholders due to
    reinvestment of distributions                                        --            141,543          1,421,340
FundPreferred shares offering costs
    adjustments                                                          --                 92             (7,166)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares from
    capital share transactions                                           --            141,635          1,412,103
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares                                 (45,985,205)        33,690,957         20,145,550
Net assets applicable to Common shares
    at the beginning of period                                  961,582,929        927,891,972        907,746,422
-----------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
    at the end of period                                    $   915,597,724    $   961,582,929    $   927,891,972
=================================================================================================================
Undistributed (Over-distribution of) net
    investment income at the end of period                  $     8,725,182    $     6,133,164    $     3,356,845
=================================================================================================================

                                                                      Quality Preferred Income 2 (JPS)
                                                            -----------------------------------------------------

                                                                                   Five Months
                                                                 Year Ended              Ended         Year Ended
                                                                   12/31/05           12/31/04            7/31/04
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                       $   160,397,786    $    71,895,333    $   169,356,410
Net realized gain (loss) from:
    Investments                                                  29,542,155             35,993         24,882,646
    Futures                                                         626,810                 --                 --
    Interest rate swaps                                          (1,219,301)        (4,109,979)       (12,395,021)
Change in net unrealized appreciation (depreciation) of:
    Investments                                                (120,450,106)        66,169,186         28,917,818
    Futures                                                         313,500           (313,500)                --
    Interest rate swaps                                           9,852,715         (1,229,256)         2,018,167
Distributions to FundPreferred shareholders:
    From net investment income                                  (21,967,419)        (4,886,184)        (9,136,215)
    From accumulated net realized gains                          (2,969,505)        (1,197,900)          (408,401)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares
    from operations                                              54,126,635        126,363,693        203,235,404
-----------------------------------------------------------------------------------------------------------------
Distributions to Common Shareholders
From net investment income                                     (138,788,080)       (62,896,099)      (157,519,666)
From accumulated net realized gains                             (22,079,378)       (22,062,289)        (4,944,168)
-----------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
    Common shares from distributions
    to Common shareholders                                     (160,867,458)       (84,958,388)      (162,463,834)
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions
Common shares:
    Offering costs adjustments                                           --                 --             (3,114)
    Net proceeds from shares issued to
    shareholders due to
    reinvestment of distributions                                        --                 --            302,695
FundPreferred shares offering costs
    adjustments                                                          --                 92             (2,071)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares from
    capital share transactions                                           --                 92            297,510
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares                                (106,740,823)        41,405,397         41,069,080
Net assets applicable to Common shares
    at the beginning of period                                1,872,283,332      1,830,877,935      1,789,808,855
-----------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
    at the end of period                                    $ 1,765,542,509    $ 1,872,283,332    $ 1,830,877,935
=================================================================================================================
Undistributed (Over-distribution of) net
    investment income at the end of period                  $    12,953,839    $     7,485,948    $     3,372,898
=================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
       Changes in Net Assets (continued)

                                                                      Quality Preferred Income 3 (JHP)
                                                            -----------------------------------------------------

                                                                                   Five Months
                                                                 Year Ended              Ended         Year Ended
                                                                   12/31/05           12/31/04            7/31/04
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                       $    31,177,398    $    14,203,151    $    32,619,507
Net realized gain (loss) from:
    Investments                                                   2,801,561           (292,843)         1,610,865
    Futures                                                              --                 --                 --
    Interest rate swaps                                             (22,484)          (785,894)        (2,431,397)
Change in net unrealized appreciation (depreciation) of:
    Investments                                                 (21,236,219)        12,474,854         10,205,143
    Futures                                                              --                 --                 --
    Interest rate swaps                                           2,007,568           (494,654)           (63,791)
Distributions to FundPreferred shareholders:
    From net investment income                                   (4,959,898)        (1,232,711)        (1,783,707)
    From accumulated net realized gains                            (324,959)           (79,282)          (225,856)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares
    from operations                                               9,442,967         23,792,621         39,930,764
-----------------------------------------------------------------------------------------------------------------
Distributions to Common Shareholders
From net investment income                                      (27,602,875)       (12,158,797)       (29,147,305)
From accumulated net realized gains                              (2,179,859)        (1,336,468)        (2,968,711)
-----------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
    Common shares from distributions
    to Common shareholders                                      (29,782,734)       (13,495,265)       (32,116,016)
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions
Common shares:
    Offering costs adjustments                                           --                 --            101,605
    Net proceeds from shares issued to
    shareholders due to
    reinvestment of distributions                                        --                 --            489,296
FundPreferred shares offering costs
    adjustments                                                          --                 --             (4,237)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares from
    capital share transactions                                           --                 --            586,664
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    applicable to Common shares                                 (20,339,767)        10,297,356          8,401,412
Net assets applicable to Common shares
    at the beginning of period                                  358,197,431        347,900,075        339,498,663
-----------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
    at the end of period                                    $   337,857,664    $   358,197,431    $   347,900,075
=================================================================================================================
Undistributed (Over-distribution of) net
    investment income at the end of period                  $     1,949,002    $     2,985,426    $     2,173,783
=================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       Financial Statements

1. General Information and Significant Accounting Policies

The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Quality Preferred Income Fund
(JTP), Nuveen Quality Preferred Income Fund 2 (JPS) and Nuveen Quality Preferred Income Fund 3 (JHP). The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies.

Each Fund seeks to provide high current income consistent with capital preservation by investing primarily in a portfolio of preferred securities, debt securities including convertible debt securities and convertible preferred securities.

The Board of Trustees of the Funds approved a change in the Funds' fiscal year end from July 31 to December 31 upon completion of the Funds' July 31, 2004 fiscal year.

Effective January 1, 2005, Nuveen Institutional Advisory Corp. ("NIAC"), the Funds' previous Adviser, and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NIAC or NAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities and instruments, other than futures, are generally valued at the last sales price on the exchange on which such securities or instruments are primarily traded. Securities or instruments traded on an exchange for which there are no transactions on a given day or securities or instruments not listed on an exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Prices of the other derivative instruments are provided by an independent pricing service approved by the Funds' Board of Trustees. The prices of fixed-income securities are generally also provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security or instrument, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 2005, the Funds' had no such outstanding purchase commitments.

Notes to
       Financial Statements (continued)

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Distributions to Common shareholders are declared monthly. With respect to the Real Estate Investment Trust ("REIT") securities held in the Funds' Portfolio of Investments, distributions received by the Funds are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period is not known until after the fiscal year-end. For the fiscal year ended December 31, 2005, the character of distributions to the Funds from the REITs was as follows:

                                               Quality     Quality     Quality
                                             Preferred   Preferred   Preferred
                                                Income    Income 2    Income 3
                                                 (JTP)       (JPS)       (JHP)
--------------------------------------------------------------------------------
Ordinary income                                  77.28%      74.67%      78.86%
Long-term and short-term capital gains           22.72       25.33       21.14
Return of REIT capital                              --          --          --
================================================================================

For the fiscal year ended December 31, 2004, the character of distributions to the Funds from the REITs was as follows:

                                               Quality     Quality     Quality
                                             Preferred   Preferred   Preferred
                                                Income    Income 2    Income 3
                                                 (JTP)       (JPS)       (JHP)
--------------------------------------------------------------------------------
Ordinary income                                  91.42%      91.38%      84.61%
Long-term and short-term capital gains            8.37        7.83       14.31
Return of REIT capital                             .21         .79        1.08
================================================================================

For the fiscal year ended July 31, 2004, the character of distributions to the Funds from the REITs was as follows:

                                               Quality     Quality     Quality
                                             Preferred   Preferred   Preferred
                                                Income    Income 2    Income 3
                                                 (JTP)       (JPS)       (JHP)
--------------------------------------------------------------------------------
Ordinary income                                  88.48%      90.38%      79.75%
Long-term and short-term capital gains           11.31        8.93       19.20
Return of REIT capital                             .21         .69        1.05
================================================================================

For the fiscal year ended December 31, 2005, and the fiscal period ended December 31, 2004, each Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For fiscal year ended July 31, 2004, each Fund applied a percentage estimate for the breakdown of income type, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. Each Fund adjusted that estimated breakdown of income type (and consequently its net investment income) as necessary in the following calendar year when the REITs informed their shareholders of the actual breakdown of income type.

For the fiscal year ended December 31, 2005, and the fiscal period ended December 31, 2004, each Fund applied the actual character of distributions reported by the REITs in which the Fund invests to the distributions paid to each Funds shareholders.

With respect to the portion of each Fund's monthly distribution to its shareholders derived from the Fund's investments in REIT securities for the fiscal year ended July 31, 2004, each Fund treated that portion of its distribution as being entirely from net investment income. The Funds recharacterized those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, in the subsequent calendar year, based upon the income type breakdown information conveyed at that time by the REITs whose securities were held in each Fund's portfolio.

FundPreferred Shares

The Funds have issued and outstanding FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's FundPreferred shares are issued in more than one Series. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                          Quality         Quality        Quality
                                        Preferred       Preferred      Preferred
                                           Income        Income 2       Income 3
                                            (JTP)           (JPS)          (JHP)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                 3,520           4,800          3,320
   Series T                                 3,520           4,800             --
   Series T2                                   --           4,000             --
   Series W                                 3,520           4,800             --
   Series TH                                3,520           4,800          3,320
   Series TH2                                  --           4,000             --
   Series F                                 3,520           4,800             --
--------------------------------------------------------------------------------
Total                                      17,600          32,000          6,640
================================================================================

Interest Rate Swap Transactions

The Funds may invest in certain derivative financial instruments. The Funds' use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve each Fund's agreement with the counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Funds help manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Notes to
       Financial Statements (continued)

Due to clarification provided by the SEC to regulated investment companies, effective with the July 31, 2004 reporting period, the Funds changed the way they present net interest expense on interest rate swap transactions in the financial statements. Net interest expense amounts paid during the year are included in "Net realized gain (loss) from interest rate swap transactions". Net interest expense amounts accrued, but not yet paid, at the end of the fiscal year, are included in "Change in net unrealized appreciation (depreciation) of interest rate swap transactions". Previously, net interest expense was presented in "Expenses" and reported as "Net interest expense on interest rate swap transactions". This reclassification does not alter the tax treatment of interest rate payments on swap transactions which is to include such payments as an operating expense for tax purposes.

For the fiscal year ended July 31, 2004, this reclassification, for financial reporting purposes only, resulted in increases to net investment income, decreases to net realized gain (loss) from interest rate swap transactions and decreases to change in net unrealized appreciation (depreciation) of interest rate swap transactions as follows:

                                                                    Quality         Quality        Quality
                                                                  Preferred       Preferred      Preferred
                                                                     Income        Income 2       Income 3
                                                                      (JTP)           (JPS)          (JHP)
----------------------------------------------------------------------------------------------------------
Net investment income                                           $ 8,892,767    $ 13,237,853    $ 2,595,268
Net realized gain (loss) from interest rate swap transactions    (8,829,243)    (12,395,021)    (2,431,397)
Change in net unrealized appreciation (depreciation) of
   interest rate swap transactions                                  (63,524)       (842,832)      (163,871)
==========================================================================================================

Futures Contracts

Each Fund may use futures contracts to hedge against changes in the values of securities the Fund owns. Each Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. Risk may arise from the potential inability of the counterparty to meet the terms of the contract. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time is was closed. At December 31, 2005, there were no open futures contracts in any of the Funds.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Common shares were as follows:

                                           Quality Preferred                        Quality Preferred
                                              Income (JTP)                           Income 2 (JPS)
                                   ----------------------------------      -----------------------------------
                                       Year   Five Months        Year          Year    Five Months        Year
                                      Ended         Ended       Ended         Ended          Ended       Ended
                                   12/31/05      12/31/04     7/31/04      12/31/05       12/31/04     7/31/04
--------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions         --         9,641      95,759            --             --      18,570
==============================================================================================================

                                                                                    Quality Preferred
                                                                                     Income 3 (JHP)
                                                                           -----------------------------------
                                                                               Year    Five Months        Year
                                                                              Ended          Ended       Ended
                                                                           12/31/05       12/31/04     7/31/04
--------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions                                                 --             --      32,020
==============================================================================================================

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2005, were as follows:

                                                                  Quality              Quality         Quality
                                                                Preferred            Preferred       Preferred
                                                                   Income             Income 2        Income 3
                                                                    (JTP)                (JPS)           (JHP)
--------------------------------------------------------------------------------------------------------------
Purchases                                                      $ 255,175,849     $ 425,983,525     $82,060,124
Sales and maturities                                             269,429,029       493,256,057      90,943,826
==============================================================================================================

Notes to
       Financial Statements (continued)

4. Income Tax Information

The following information is presented on an income tax basis based on the information currently available to the Funds. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions.

At December 31, 2005, the cost of investments was as follows:

                                                                     Quality           Quality         Quality
                                                                   Preferred         Preferred       Preferred
                                                                      Income          Income 2        Income 3
                                                                       (JTP)             (JPS)           (JHP)
--------------------------------------------------------------------------------------------------------------
Cost of investments                                           $1,325,016,071    $2,485,900,712    $496,769,283
==============================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2005, were as follows:

                                                                     Quality           Quality         Quality
                                                                   Preferred         Preferred       Preferred
                                                                      Income          Income 2        Income 3
                                                                       (JTP)             (JPS)           (JHP)
--------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                 $ 38,901,473      $ 87,309,497     $ 9,159,989
   Depreciation                                                  (21,297,914)      (34,857,327)     (8,298,270)
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments       $ 17,603,559      $ 52,452,170     $   861,719
==============================================================================================================

The tax components of undistributed net ordinary income and net realized gains at July 31, 2005, the Funds' last tax year end, were as follows:

                                                                     Quality           Quality         Quality
                                                                   Preferred         Preferred       Preferred
                                                                      Income          Income 2        Income 3
                                                                       (JTP)             (JPS)           (JHP)
--------------------------------------------------------------------------------------------------------------

Undistributed net ordinary income *                               $3,556,793       $ 8,682,726      $1,603,497
Undistributed net long-term capital gains                                 --        19,370,073       1,521,742
==============================================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended July 31, 2005 and July 31, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                                     Quality           Quality         Quality
                                                                   Preferred         Preferred       Preferred
                                                                      Income          Income 2        Income 3
July 31, 2005                                                          (JTP)             (JPS)           (JHP)
--------------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                         $86,458,729      $168,985,896     $32,675,994
Distributions from net long-term capital gains                            --        19,485,262       1,415,750
==============================================================================================================

                                                                     Quality           Quality         Quality
                                                                   Preferred         Preferred       Preferred
                                                                      Income          Income 2        Income 3
July 31, 2004                                                          (JTP)             (JPS)           (JHP)
--------------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                         $86,134,890      $171,962,461     $34,119,989
Distributions from net long-term capital gains                            --                --              --
==============================================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At July 31, 2005, the Funds' last tax year end, Quality Preferred Income (JTP) had unused capital loss carryforwards of $22,268,801 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire in the year 2012.

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income for tax purposes) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

Average Daily Managed Assets                                 Fund-Level Fee Rate
--------------------------------------------------------------------------------
For the first $500 million                                               .7000%
For the next $500 million                                                .6750
For the next $500 million                                                .6500
For the next $500 million                                                .6250
For Managed Assets over $2 billion                                       .6000
================================================================================

Notes to
       Financial Statements (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2005, the complex-level fee rate was .1895%.

Complex-Level Assets(1)                                   Complex-Level Fee Rate
--------------------------------------------------------------------------------
For the first $55 billion                                                .2000%
For the next $1 billion                                                  .1800
For the next $1 billion                                                  .1600
For the next $3 billion                                                  .1425
For the next $3 billion                                                  .1325
For the next $3 billion                                                  .1250
For the next $5 billion                                                  .1200
For the next $5 billion                                                  .1175
For the next $15 billion                                                 .1150
For Managed Assets over $91 billion(2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolios of the Funds. Spectrum is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of Quality Preferred Income's (JTP) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending                                    Year Ending
June 30,                                          June 30,
--------------------------------------------------------------------------------
2002*                      .32%                       2007                  .32%
2003                       .32                        2008                  .24
2004                       .32                        2009                  .16
2005                       .32                        2010                  .08
2006                       .32
================================================================================

* From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income (JTP) for any portion of its fees and expenses beyond June 30, 2010.

For the first eight years of Quality Preferred Income 2's (JPS) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending                                    Year Ending
September 30,                                September 30,
--------------------------------------------------------------------------------
2002*                      .32%                       2007                  .32%
2003                       .32                        2008                  .24
2004                       .32                        2009                  .16
2005                       .32                        2010                  .08
2006                       .32
================================================================================

* From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income 2 (JPS) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Quality Preferred Income 3's (JHP) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending                                    Year Ending
December 31,                                  December 31,
--------------------------------------------------------------------------------
2002*                      .32%                       2007                  .32%
2003                       .32                        2008                  .24
2004                       .32                        2009                  .16
2005                       .32                        2010                  .08
2006                       .32
================================================================================

* From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income 3 (JHP) for any portion of its fees and expenses beyond December 31, 2010.

Notes to
       Financial Statements (continued)

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. Subsequent Events - Distributions to Common Shareholders

The Funds declared Common share distributions which were paid on February 1, 2006, to shareholders of record on January 15, 2006, as follows:

                                       Quality           Quality         Quality
                                     Preferred         Preferred       Preferred
                                        Income          Income 2        Income 3
July 31, 2005                            (JTP)             (JPS)           (JHP)
--------------------------------------------------------------------------------
Distributions per share                 $.0900            $.0930          $.0945
================================================================================

Financial
       Highlights

Financial
       Highlights

Selected data for a Common share outstanding throughout each period:

                                                              Investment Operations
                                        ------------------------------------------------------------------

                                                                 Distributions   Distributions
                                                                      from Net            from
                             Beginning                              Investment         Capital
                                Common                      Net      Income to        Gains to
                                 Share         Net    Realized/  FundPreferred   FundPreferred
                             Net Asset  Investment   Unrealized         Share-          Share-
                                 Value   Income(a)  Gain (Loss)       holders+        holders+       Total
-----------------------------------------------------------------------------------------------------------
Quality Preferred Income (JTP)
-----------------------------------------------------------------------------------------------------------
Year ended 12/31:
2005                           $ 14.92      $ 1.30       $ (.68)        $ (.21)          $  --      $  .41
8/1/04-12/31/04                  14.40         .60          .47           (.05)             --        1.02
Year Ended 7/31:
2004(b)                          14.10        1.37          .26           (.08)             --        1.55
2003                             14.12        1.31          .16           (.09)             --        1.38
2002(c)                          14.33         .06         (.25)            --              --        (.19)

Quality Preferred Income 2 (JPS)
-----------------------------------------------------------------------------------------------------------
Year ended 12/31:
2005                             15.66        1.34         (.69)          (.18)           (.02)        .45
8/1/04-12/31/04                  15.32         .60          .50           (.04)           (.01)       1.05
Year Ended 7/31:
2004(b)                          14.97        1.42          .37           (.08)             --        1.71
2003(d)                          14.33        1.02          .79           (.07)             --        1.74

Quality Preferred Income 3 (JHP)
-----------------------------------------------------------------------------------------------------------
Year ended 12/31:
2005                             15.15        1.32         (.70)          (.21)           (.01)        .40
8/1/04-12/31/04                  14.71         .60          .46           (.05)             --        1.01
Year Ended 7/31:
2004(b)                          14.38        1.38          .40           (.08)           (.01)       1.69
2003(e)                          14.33         .67          .22           (.04)             --         .85
===========================================================================================================

                                        Less Distributions
                               -------------------------------------

                                                                            Offering
                                         Net     Capital                   Costs and        Ending
                                  Investment    Gains to               FundPreferred        Common
                                   Income to      Common                       Share         Share      Ending
                                      Common      Share-                Underwriting     Net Asset      Market
                                Shareholders     holders       Total       Discounts         Value       Value
---------------------------------------------------------------------------------------------------------------
Quality Preferred Income (JTP)
---------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2005                                $  (1.13)      $  --     $ (1.13)         $   --       $ 14.20     $ 12.40
8/1/04-12/31/04                         (.50)         --        (.50)             --         14.92       14.00
Year Ended 7/31:
2004(b)                                (1.25)         --       (1.25)             --         14.40       13.96
2003                                   (1.25)         --       (1.25)           (.15)        14.10       14.59
2002(c)                                   --          --          --            (.02)        14.12       15.15

Quality Preferred Income 2 (JPS)
---------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2005                                   (1.16)       (.18)      (1.34)             --         14.77       12.80
8/1/04-12/31/04                         (.53)       (.18)       (.71)             --         15.66       14.40
Year Ended 7/31:
2004(b)                                (1.32)       (.04)      (1.36)             --         15.32       14.61
2003(d)                                 (.95)         --        (.95)           (.15)        14.97       14.65

Quality Preferred Income 3 (JHP)
---------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2005                                   (1.17)       (.09)      (1.26)             --         14.29       12.92
8/1/04-12/31/04                         (.51)       (.06)       (.57)             --         15.15       14.44
Year Ended 7/31:
2004(b)                                (1.24)       (.12)      (1.36)             --         14.71       14.34
2003(e)                                 (.62)         --        (.62)           (.18)        14.38       14.36
===============================================================================================================

*     Annualized.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++    o   Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.

      o Income ratios reflect income earned on assets attributable to FundPreferred shares.

      o For the periods presented below each ratio includes the effect of the interest expense paid on interest rate swap transactions as follows:

                                        Ratio of Net Interest Expense to Average
                                         Net Assets Applicable to Common Shares
                                        ----------------------------------------
       Quality Preferred Income (JTP)
       Year Ended 7/31:
       2003                                                                 .80%
       2002(c)                                                               --
       Quality Preferred Income 2 (JPS)
       Year Ended 7/31:
       2003(d)                                                              .58*
       Quality Preferred Income 3 (JHP)
       Year Ended 7/31:
       2003(e)                                                              .51*

(a) Per share Net Investment Income is calculated using the average daily shares method.

(b) As discussed in the accompanying notes to financial statements the Funds changed their method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification for the fiscal year ended July 31, 2004, was as follows:

                                                                         Quality       Quality       Quality
                                                                       Preferred     Preferred     Preferred
                                                                          Income      Income 2      Income 3
                                                                           (JTP)         (JPS)         (JHP)
                                                                       -------------------------------------
      Increase of Net Investment Income per share with a
         corresponding decrease in Net Realized/Unrealized
         Investment Gain (Loss)                                           $ .14         $ .11         $ .11
      Decrease in each of the Ratios of Expenses to Average
         Net Assets Applicable to Common Shares with a corresponding increase in each of the Ratios of Net Investment Income
         to Average Net Assets Applicable to Common Shares                  .94%          .71%          .73%

(c) For the period June 25, 2002 (commencement of operations) through July 31, 2002.

(d) For the period September 24, 2002 (commencement of operations) through July 31, 2003.

(e) For the period December 18, 2002 (commencement of operations) through July 31, 2003.

                                       Total Returns
                                    ------------------

                                                Based
                                                   on
                                      Based     Share
                                         on       Net
                                     Market     Asset
                                    Value**   Value**
--------------------------------------------------------

Quality Preferred Income (JTP)
--------------------------------------------------------
Year ended 12/31:
2005                                  (3.69)%    2.89%
8/1/04-12/31/04                        3.79      7.10
Year Ended 7/31:
2004(b)                                4.20     11.17
2003                                   4.95      9.15
2002(c)                                1.00     (1.47)

Quality Preferred Income 2 (JPS)
--------------------------------------------------------
Year ended 12/31:
2005                                  (2.06)     3.01
8/1/04-12/31/04                        3.34      6.94
Year Ended 7/31:
2004(b)                                8.98     11.60
2003(d)                                4.02     11.22

Quality Preferred Income 3 (JHP)
--------------------------------------------------------
Year ended 12/31:
2005                                  (2.16)     2.88
8/1/04-12/31/04                        4.64      6.81
Year Ended 7/31:
2004(b)                                9.36     11.93
2003(e)                                (.19)     4.62
--------------------------------------------------------

                                                                 Ratios/Supplemental Data
                                    ------------------------------------------------------------------------------------------
                                                     Before Credit/Reimbursement     After Credit/Reimbursement***
                                                   -------------------------------   -----------------------------
                                                                      Ratio of Net                    Ratio of Net
                                                      Ratio of          Investment       Ratio of       Investment
                                                   Expenses to           Income to    Expenses to        Income to
                                      Ending Net       Average             Average        Average          Average
                                          Assets    Net Assets          Net Assets     Net Assets       Net Assets
                                      Applicable    Applicable          Applicable     Applicable       Applicable   Portfolio
                                       to Common     to Common           to Common      to Common        to Common    Turnover
                                    Shares (000)      Shares++            Shares++       Shares++         Shares++        Rate
-------------------------------------------------------------------------------------------------------------------------------
Quality Preferred Income (JTP)
-------------------------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2005                                $    915,598          1.49%               8.47%          1.02%            8.94%         19%
8/1/04-12/31/04                          961,583          1.49*               9.15*          1.02*            9.62*          8
Year Ended 7/31:
2004(b)                                  927,892          1.51                8.87           1.04             9.33          18
2003                                     907,746          2.38                8.84           1.91             9.31          45
2002(c)                                  880,006           .96*               4.51*           .64*            4.83*          1

Quality Preferred Income 2 (JPS)
-------------------------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2005                                   1,765,543          1.40                8.32            .94             8.78          17
8/1/04-12/31/04                        1,872,283          1.40*               8.69*           .94*            9.14*          6
Year Ended 7/31:
2004(b)                                1,830,878          1.41                8.64            .95             9.10          19
2003(d)                                1,789,809          1.99*               7.59*          1.54*            8.04*         35

Quality Preferred Income 3 (JHP)
-------------------------------------------------------------------------------------------------------------------------------
Year ended 12/31:
2005                                     337,858          1.54                8.48           1.07             8.96          16
8/1/04-12/31/04                          358,197          1.54*               9.03*          1.07*            9.50*          7
Year Ended 7/31:
2004(b)                                  347,900          1.55                8.75           1.08             9.22          17
2003(e)                                  339,499          1.97*               7.14*          1.53*            7.58*         57
-------------------------------------------------------------------------------------------------------------------------------

                                           FundPreferred Shares at End of Period
                                          --------------------------------------

                                            Aggregate    Liquidation
                                               Amount     and Market       Asset
                                          Outstanding          Value    Coverage
                                                (000)      Per Share   Per Share
--------------------------------------------------------------------------------

Quality Preferred Income (JTP)
--------------------------------------------------------------------------------
Year ended 12/31:
2005                                     $ 440,000      $ 25,000        $ 77,023
8/1/04-12/31/04                            440,000        25,000          79,635
Year Ended 7/31:
2004(b)                                    440,000        25,000          77,721
2003                                       440,000        25,000          76,577
2002(c)                                         --            --              --

Quality Preferred Income 2 (JPS)
--------------------------------------------------------------------------------
Year ended 12/31:
2005                                       800,000        25,000          80,173
8/1/04-12/31/04                            800,000        25,000          83,509
Year Ended 7/31:
2004(b)                                    800,000        25,000          82,215
2003(d)                                    800,000        25,000          80,932

Quality Preferred Income 3 (JHP)
--------------------------------------------------------------------------------
Year ended 12/31:
2005                                       166,000        25,000          75,882
8/1/04-12/31/04                            166,000        25,000          78,945
Year Ended 7/31:
2004(b)                                    166,000        25,000          77,395
2003(e)                                    166,000        25,000          76,129
--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Board Members
       and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                Number of Portfolios
                                                               Principal Occupation(s)                          in Fund Complex
Name, Birthdate          Position(s) Held  Year First Elected  Including other Directorships                    Overseen by
and Address              with the Funds    or Appointed(2)     During Past 5 Years                              Board Member
------------------------------------------------------------------------------------------------------------------------------------

Board members who is an interested person of the Funds:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R.               Chairman of       1994                Chairman (since 1996) and Director of Nuveen             156
Schwertfeger(1)          the Board                             Investments, Inc., Nuveen Investments, LLC,
3/28/49                  and Trustee                           Nuveen Advisory Corp. and Nuveen Institutional
333 W. Wacker Drive                                            Advisory Corp.(3); Director (since 1996) of
Chicago, IL 60606                                              Institutional Capital Corporation; Chairman and
                                                               Director (since 1997) of Nuveen Asset
                                                               Management; Chairman and Director of Rittenhouse
                                                               Asset Management, Inc. (since 1999); Chairman of
                                                               Nuveen Investments Advisers Inc. (since 2002).

Board members who are not interested persons of the Funds:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner        Board member      1997                Private Investor and Management Consultant.              156
8/22/40
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown        Board member      1993                Retired (since 1989) as Senior Vice President of         156
7/29/34                                                        The Northern Trust Company; Director (since
333 W. Wacker Drive                                            2002) Community Advisory Board for Highland Park
Chicago, IL 60606                                              and Highwood, United Way of the North Shore.
------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans            Board member      1999                President, The Hall-Perrine Foundation, a                156
10/22/48                                                       private philanthropic corporation (since 1996);
333 W. Wacker Drive                                            Director and Vice Chairman, United Fire Group, a
Chicago, IL 60606                                              publicly held company; Adjunct Faculty Member,
                                                               University of Iowa; Director, Gazette Companies;
                                                               Life Trustee of Coe College and Iowa College
                                                               Foundation; formerly, Director, Alliant Energy;
                                                               formerly, Director, Federal Reserve Bank of
                                                               Chicago; formerly, President and Chief Operating
                                                               Officer, SCI Financial Group, Inc., a regional
                                                               financial services firm.
------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter        Board member      2004                Dean and Distinguished Professor of Finance,             156
3/6/48                                                         School of Business at the University of
333 W. Wacker Drive                                            Connecticut (since 2002); previously, Senior
Chicago, IL 60606                                              Vice President and Director of Research at the
                                                               Federal Reserve Bank of Chicago (1995-2003);
                                                               Director (since 1997), Credit Research Center at
                                                               Georgetown University; Director (since 2004) of
                                                               Xerox Corporation; Director SS&C Technologies,
                                                               Inc. (May 2005-October 2005).
------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert         Board member      2005                Retired (since 2004) as Chairman, JPMorgan               154
10/28/42                                                       Fleming Asset Management, President and CEO,
333 W. Wacker Drive                                            Banc One Investment Advisors Corporation, and
Chicago, IL 60606                                              President, One Group Mutual Funds; prior
                                                               thereto, Executive Vice President, Banc One
                                                               Corporation and Chairman and CEO, Banc One
                                                               Investment Management Group; Board of Regents,
                                                               Luther College; member of the Wisconsin Bar
                                                               Association; member of Board of Directors,
                                                               Friends of Boerner Botanical Gardens.

                                                                                                                Number of Portfolios
                                                               Principal Occupation(s)                          in Fund Complex
Name, Birthdate          Position(s) Held  Year First Elected  Including other Directorships                    Overseen by
and Address              with the Funds    or Appointed(2)     During Past 5 Years                              Board Member
------------------------------------------------------------------------------------------------------------------------------------

Board members who are not interested persons of the Funds (continued):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider     Board member      1997                Chairman of Miller-Valentine Partners Ltd., a             156
9/24/44                                                        real estate investment company; formerly,
333 W. Wacker Drive                                            Senior Partner and Chief Operating Officer
Chicago, IL 60606                                              (retired, December 2004), of Miller-Valentine
                                                               Group; formerly, Vice President,
                                                               Miller-Valentine Realty; Board Member, Chair of
                                                               the Finance Committee and member of the Audit
                                                               Committee of Premier Health Partners, the
                                                               not-for-profit company of Miami Valley
                                                               Hospital; Vice President, Dayton Philharmonic
                                                               Orchestra Association; Board Member, Regional
                                                               Leaders Forum, which promotes cooperation on
                                                               economic development issues; Director, Dayton
                                                               Development Coalition; formerly, Member,
                                                               Community Advisory Board, National City Bank,
                                                               Dayton, Ohio and Business Advisory Council,
                                                               Cleveland Federal Reserve Bank.
------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale      Board member      1997                Executive Director, Gaylord and Dorothy                   156
12/29/47                                                       Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                            thereto, Executive Director, Great Lakes
Chicago, IL 60606                                              Protection Fund (from 1990 to 1994).
------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine       Board member      2005                Senior Vice President for Business and Finance,           156
1/22/50                                                        Northwestern University (since 1997); Director
333 W. Wacker Drive                                            (since 2003), Chicago Board Options Exchange;
Chicago, IL 60606                                              Director (since 2003), National Mentor
                                                               Holdings, a privately-held, national provider
                                                               of home and community-based services; Chairman
                                                               (since 1997), Board of Directors, Rubicon, a
                                                               pure captive insurance company owned by
                                                               Northwestern University; Director (since 1997),
                                                               Evanston Chamber of Commerce and Evanston
                                                               Inventure, a business development organization.

                                                                                                                Number of Portfolios
                                                                                                                in Fund Complex
Name, Birthdate         Position(s) Held   Year First Elected  Principal Occupation(s)                          Overseen
and Address             with the Funds     or Appointed(4)     During Past 5 Years                              by Officer
------------------------------------------------------------------------------------------------------------------------------------

Officers of the Funds
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Chief             1988                Managing Director (since 2002), Assistant             156
9/9/56                   Administrative                        Secretary and Associate General Counsel,
333 W. Wacker Drive      Officer                               formerly, Vice President and Assistant General
Chicago, IL 60606                                              Counsel, of Nuveen Investments, LLC; Managing
                                                               Director (2002-2004), General Counsel
                                                               (1998-2004) and Assistant Secretary, formerly,
                                                               Vice President of Nuveen Advisory Corp. and
                                                               Nuveen Institutional Advisory Corp.(3);
                                                               Managing Director (since 2002) and Assistant
                                                               Secretary and Associate General Counsel,
                                                               formerly, Vice President (since 1997), of
                                                               Nuveen Asset Management; Managing Director
                                                               (since 2004) and Assistant Secretary (since
                                                               1994) of Nuveen Investments, Inc.; Assistant
                                                               Secretary of NWQ Investment Management Company,
                                                               LLC. (since 2002); Vice President and Assistant
                                                               Secretary of Nuveen Investments Advisers Inc.
                                                               (since 2002); Managing Director, Associate
                                                               General Counsel and Assistant Secretary of
                                                               Rittenhouse Asset Management, Inc. (since
                                                               2003); Chartered Financial Analyst.

Board Members
       and Officers (continued)


                                                                                                                Number of Portfolios
                                                                                                                in Fund Complex
Name, Birthdate          Position(s) Held  Year First Elected  Principal Occupation(s)                          Overseen
and Address              with the Funds    or Appointed(4)     During Past 5 Years                              by Officer
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds (continued):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos       Vice President    2004                Managing Director (since 2005), formerly Vice            156
9/22/63                                                        President (since 2002); formerly, Assistant Vice
333 W. Wacker Drive                                            President (since 2000) of Nuveen Investments,
Chicago, IL 60606                                              LLC; Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson      Vice President    2000                Vice President (since 2002), formerly, Assistant         156
2/3/66                   and Assistant                         Vice President (since 2000) of Nuveen
333 W. Wacker Drive      Secretary                             Investments, LLC.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo        Vice President    1999                Vice President of Nuveen Investments, LLC (since         156
11/28/67                 and Treasurer                         1999); Vice President and Treasurer (since 1999)
333 W. Wacker Drive                                            of Nuveen Investments, Inc.; Vice President and
Chicago, IL 60606                                              Treasurer (1999-2004) of Nuveen Advisory Corp.
                                                               and Nuveen Institutional Advisory Corp.(3); Vice
                                                               President and Treasurer of Nuveen Asset
                                                               Management (since 2002) and of Nuveen
                                                               Investments Advisers Inc. (since 2002);
                                                               Assistant Treasurer of NWQ Investment Management
                                                               Company, LLC. (since 2002); Vice President and
                                                               Treasurer of Nuveen Rittenhouse Asset
                                                               Management, Inc. (since 2003); Chartered
                                                               Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond          Vice President    2005                Vice President, Director of Investment                   156
8/24/61                                                        Operations, Nuveen Investments, LLC (since
333 W. Wacker Drive                                            January 2005); formerly, Director, Business
Chicago, IL 60606                                              Manager, Deutsche Asset Management (2003-2004),
                                                               Director, Business Development and
                                                               Transformation, Deutsche Trust Bank Japan
                                                               (2002-2003); previously, Senior Vice President,
                                                               Head of Investment Operations and Systems,
                                                               Scudder Investments Japan, (2000-2002), Senior
                                                               Vice President, Head of Plan Administration and
                                                               Participant Services, Scudder Investments
                                                               (1995-2002).
------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger       Vice President    1998                Vice President (since 2002), Assistant Secretary         156
9/24/64                  and Secretary                         and Assistant General Counsel (since 1998)
333 W. Wacker Drive                                            formerly, Assistant Vice President (since 1998)
Chicago, IL 60606                                              of Nuveen Investments, LLC; Vice President
                                                               (2002-2004) and Assistant Secretary (1998-2004)
                                                               formerly, Assistant Vice President of Nuveen
                                                               Advisory Corp. and Nuveen Institutional Advisory
                                                               Corp.(3); Vice President and Assistant Secretary
                                                               (since 2005) of Nuveen Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson        Vice President    1998                Managing Director (since 2004), formerly, Vice           156
10/24/45                                                       President of Nuveen Investments, LLC, Managing
333 W. Wacker Drive                                            Director (2004) formerly, Vice President
Chicago, IL 60606                                              (1998-2004) of Nuveen Advisory Corp. and Nuveen
                                                               Institutional Advisory Corp.(3); Managing
                                                               Director (since 2005) of Nuveen Asset
                                                               Management.
------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald    Vice President    1995                Managing Director (since 2002), formerly, Vice           156
3/2/64                                                         President of Nuveen Investments; Managing
333 W. Wacker Drive                                            Director (1997-2004) of Nuveen Advisory Corp.
Chicago, IL 60606                                              and Nuveen Institutional Advisory Corp.(3);
                                                               Managing Director of Nuveen Asset Management
                                                               (since 2001); Vice President of Nuveen
                                                               Investments Advisers Inc. (since 2002);
                                                               Chartered Financial Analyst.

                                                                                                                Number of Portfolios
                                                                                                                in Fund Complex
Name, Birthdate          Position(s) Held  Year First Elected  Principal Occupation(s)                          Overseen
and Address              with the Funds    or Appointed(4)     During Past 5 Years                              by Officer
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds (continued):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy           Vice President    1998                Vice President (since 1993) and Funds Controller         156
5/31/54                  and Controller                        (since 1998) of Nuveen Investments, LLC;
333 W. Wacker Drive                                            formerly, Vice President and Funds Controller
Chicago, IL 60606                                              (1998-2004) of Nuveen Investments, Inc.;
                                                               Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi          Vice President    2004                Vice President and Deputy Director of Compliance         156
4/13/56                  and Chief                             (since 2004) of Nuveen Investments, LLC, Nuveen
333 W. Wacker Drive      Compliance                            Investments Advisers Inc., Nuveen Asset
Chicago, IL 60606        Officer                               Management and Rittenhouse Asset Management,
                                                               Inc.; previously, Vice President and Deputy
                                                               Director of Compliance (2004) of Nuveen Advisory
                                                               Corp. and Nuveen Institutional Advisory
                                                               Corp.(3); formerly, Senior Attorney (1994-2004),
                                                               The Northern Trust Company.
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb            Vice President    2000                Vice President (since 2000) of Nuveen                    156
3/22/63                                                        Investments, LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar            Vice President    2002                Vice President of Nuveen Investments, LLC (since         156
8/27/61                                                        1999).
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin          Vice President    1988                Vice President, Assistant Secretary and                  156
7/27/51                  and Assistant                         Assistant General Counsel of Nuveen Investments,
333 W. Wacker Drive      Secretary                             LLC; Vice President and Assistant Secretary of
Chicago, IL 60606                                              Nuveen Advisory Corp. and Nuveen Institutional
                                                               Advisory Corp.(3); Vice President (since 2005)
                                                               and Assistant Secretary of Nuveen Investments,
                                                               Inc.; Vice President (since 2005) and Assistant
                                                               Secretary (since 1997) of Nuveen Asset
                                                               Management; Vice President (since 2000),
                                                               Assistant Secretary and Assistant General
                                                               Counsel (since 1998) of Rittenhouse Asset
                                                               Management, Inc.; Vice President and Assistant
                                                               Secretary of Nuveen Investments Advisers Inc.
                                                               (since 2002); Assistant Secretary of NWQ
                                                               Investment Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

      Reinvest Automatically
             Easily and Conveniently

Nuveen makes
reinvesting easy.
A phone call is
all it takes to
set up your
reinvestment
account

Nuveen Exchange-Traded Closed-End Funds
Dividend Reinvestment Plan

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

      Other Useful
          Information

In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26, 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

Quarterly Portfolio of Investments and Proxy voting information

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Nuveen Quality Preferred Income Fund (JTP), Nuveen Quality Preferred Income Fund 2 (JPS) and Nuveen Quality Preferred Income Fund 3 (JHP) designate 15.22%, 12.12% and 11.60%, respectively, of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 21.15%, 17.41% and 17.85%, respectively, as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

Fund Manager

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

[GRAPHIC OMITTED]

           Learn more
about Nuveen Funds at
   www.nuveen.com/etf

Nuveen Investments:

SERVING Investors
          For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Managing more than $135 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

o  Share prices

o  Fund details

o  Daily financial news

o  Investor education

o  Interactive planning tools


                                                                      [LOGO]
                                                                  NUVEEN
                                                                     Investments

                                                                     EAN-E-1205D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                     Nuveen Quality Preferred Income Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                        AUDIT FEES BILLED     AUDIT-RELATED FEES           TAX FEES             ALL OTHER FEES
FISCAL YEAR ENDED                            TO FUND            BILLED TO FUND          BILLED TO FUND          BILLED TO FUND
-------------------------------------------------------------------------------------------------------------------------------
December 31, 2005                              $ 28,211                     $ 0                $ 3,823             $ 3,750
-------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                                           0%                     0%                  0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------------------
December 31, 2004 (1)                          $ 26,088                     $ 0                $ 9,098             $ 3,450
-------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                                           0%                     0%                  0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

(1) This fund changed its fiscal year end from July 31 to December 31. For the stub period ending, 12/31/04 the fund incurred the following fees : Audit fees of $26,088 ; Tax fees of $3,676 ; and All Other fees of $1,800.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                      AUDIT-RELATED FEES     TAX FEES BILLED TO        ALL OTHER FEES
                                      BILLED TO ADVISER AND       ADVISER AND         BILLED TO ADVISER
                                         AFFILIATED FUND        AFFILIATED FUND      AND AFFILIATED FUND
                                        SERVICE PROVIDERS      SERVICE PROVIDERS      SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------
December 31, 2005                                       $ 0               $ 282,575                    $ 0
-----------------------------------------------------------------------------------------------------------
Percentage approved                                      0%                      0%                     0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------
December 31, 2004                                       $ 0                     $ 0                    $ 0
-----------------------------------------------------------------------------------------------------------
Percentage approved                                      0%                      0%                     0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                            TOTAL NON-AUDIT FEES
                                                             BILLED TO ADVISER AND
                                                            AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                            PROVIDERS (ENGAGEMENTS     BILLED TO ADVISER AND
                                                            RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                      TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                         BILLED TO FUND     REPORTING OF THE FUND)           ENGAGEMENTS)          TOTAL
--------------------------------------------------------------------------------------------------------------------------
December 31, 2005                                  $  7,573               $ 282,575                    $ 0      $ 290,148
December 31, 2004 (2)                              $ 12,548               $       0                    $ 0      $  12,548

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.

(2) This fund changed its fiscal year end from July 31 to December 31. For the stub period ending, 12/31/04 the fund incurred total Non-Audit fees of $5,476.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. ("Spectrum" or "Sub-Adviser") as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor the Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Adviser's proxy voting policies and procedures are summarized as follows:

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the "Voting Policy"), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum acts (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected Institutional Shareholder Services, Inc. ("ISS") to assist with Spectrum's proxy voting responsibilities. Spectrum generally follows ISS standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, ISS prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for ISS, the CCO will require ISS to deliver additional information or certify that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of ISS' voting recommendations.

Spectrum may, on any particular proxy vote, diverge from ISS' guidelines or recommendations. In such a case, Spectrum's Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow ISS' guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

         o Routine Administrative Items. Spectrum is willing to defer to management on matters of a routine administrative nature. Examples of issues on which Spectrum will normally defer to management's recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

         o Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

         o Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors' cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client's best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum's and its affiliates' material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum's Compliance Department at
(203) 322-0189.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                            SPECTRUM ASSET MANAGEMENT

A.       PORTFOLIO MANAGER BIOGRAPHY

BERNARD M. SUSSMAN is Chief Investment Officer and Chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years.

MARK A. LIEB is Chief Financial Officer and is responsible for business development. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc.

L. PHILLIP JACOBY, IV is a Senior Vice President and joined Spectrum in 1995. From 1989-1995, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was co-portfolio manager of a $600 million preferred stock portfolio.

B.       OTHER ACCOUNTS MANAGED BY SPECTRUM

------------------------------------------------------------------------------------------------------------------------------------
(a)(1)         (a)(2) For each person identified in column (a)(1), provide  (a)(3) PERFORMANCE FEE ACCOUNTS. For each of
Identify       number of accounts other than the Funds managed by the       the categories in column (a)(2), provide number
portfolio      person within each category below and the total assets in    of accounts and the total assets in the accounts
manager(s) of  the accounts managed within each category below              with respect to which the ADVISORY FEE IS BASED
the Adviser                                                                 ON THE PERFORMANCE OF THE ACCOUNT
to be named
in the Fund
prospectus
------------------------------------------------------------------------------------------------------------------------------------
              Registered Investment   Other Pooled        Other Accounts       Registered     Other Pooled         Other Accounts
              Companies               Investment                               Investment     Investment Vehicles
                                      Vehicles                                 Companies
------------- --------- ------------ ---------- -------- ---------- --------- ------- ------- ---------- --------- --------- -------
              Number    Total        Number     Total    Number     Total     Number  Total   Number of  Total     Number    Total
              of        Assets       of         Assets   of         Assets    of      Assets  Accounts   Assets    of        Assets
              Accounts  ($mills)     Accounts   ($mill)  Accounts   ($mill)   Accounts                             Accounts  ($mill)
------------- --------- ------------ ---------- -------- ---------- --------- ------- ------- ---------- --------- --------- -------

------------- --------- ------------ ---------- -------- ---------- --------- ------- ------- ---------- --------- --------- -------
Bernard M.
  Sussman        10      $8.12           16      $2.52      42      $2.58         -       -         -          -         -     -
------------- --------- ------------ ---------- -------- ---------- --------- ------- ------- ---------- --------- --------- -------
Mark A. Lieb     10      $8.12           16      $2.52      42      $2.58         -       -         -          -         -     -
------------- --------- ------------ ---------- -------- ---------- --------- ------- ------- ---------- --------- --------- -------
Phil Jacoby      10      $8.12           16      $2.52      38      $2.57         -       -         -          -         -     -
------------- --------- ------------ ---------- -------- ---------- --------- ------- ------- ---------- --------- --------- -------

C.       POTENTIAL MATERIAL CONFLICTS OF INTEREST

         As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

D.       FUND MANAGER COMPENSATION

All employees of Spectrum Asset Management are paid a base salary and discretionary bonus. The bonus is paid quarterly and may represent a significant proportion of an individual's total annual compensation. Discretionary bonuses are determined by management after consideration of several factors including but not necessarily limited to:

     o Changes in overall firm assets under management (employees have no direct incentive to increase assets)
     o    Portfolio performance relative to benchmarks
     o    Contribution to client servicing
     o    Compliance with firm and/or regulatory policies and procedures
     o    Work ethic
     o    Seniority and length of service
     o    Contribution to overall functioning of organization

E. OWNERSHIP OF JPS SECURITIES AS DECEMBER 31, 2005.

-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------
Portfolio Manager    None    $1-$10,000   $10,001-$50,000    $50,001-$100,000    $100,001-$500,000    $500,001 -    over
                                                                                                      $1,000,000    $1,000,000
-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------
Bernard M. Sussman                                                                       X
-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------
Mark A. Lieb                                                                             X
-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------
Phil Jacoby            X
-------------------- ------- ------------ ------------------ ------------------- -------------------- ------------- ---------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board during the reporting period and implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Preferred Income Fund 2
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: March 8, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: March 8, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: March 8, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.